                            Table of Contents

                                     OVERVIEW
                      LETTER TO POLICYHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5
             Q&A WITH YOUR PORTFOLIO MANAGERS       6

                               BY THE NUMBERS
                 YOUR PORTFOLIO'S INVESTMENTS       9
                         FINANCIAL STATEMENTS      15
                NOTES TO FINANCIAL STATEMENTS      20
               REPORT OF INDEPENDENT AUDITORS      26

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      27
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      28
              TRUSTEE AND OFFICER INFORMATION      29

Regardless of the market environment, your investment goals don't go away.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

This portfolio is being offered through a variable insurance contract.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
January 17, 2003

Dear Policyholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the
                  pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why
Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            0.7%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 2000--December 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(April 30, 1999--December 31, 2002)

 [LINE GRAPH]

                                                                            STANDARD & POOR'S 500       STANDARD & POOR'S BARRA
                                                                            INDEX IS AN UNMANAGED          VALUE INDEX IS AN
                                                                               INDEX GENERALLY         UNMANAGED INDEX GENERALLY
                                                                          REPRESENTATIVE OF THE U.S.   REPRESENTATIVE OF THE U.S.
                                               LIT-COMSTOCK PORTFOLIO           STOCK MARKET.           MARKET FOR VALUE STOCKS.
                                               ----------------------     --------------------------   --------------------------
4/99                                                  10000.00                     10000.00                     10000.00
                                                      10060.00                      9764.00                      9823.00
                                                      10070.00                     10306.00                     10201.00
                                                       9650.00                      9984.00                      9887.00
                                                       9380.00                      9934.00                      9637.00
                                                       9080.00                      9662.00                      9259.00
                                                       9490.00                     10273.00                      9782.00
                                                       9350.00                     10482.00                      9725.00
12/99                                                  9447.00                     11100.00                     10090.00
                                                       9213.00                     10542.00                      9769.00
                                                       8412.00                     10342.00                      9159.00
                                                       9397.00                     11354.00                     10114.00
                                                       9490.00                     11013.00                     10046.00
                                                       9983.00                     10787.00                     10077.00
6/00                                                   9623.00                     11052.00                      9679.00
                                                       9777.00                     10880.00                      9873.00
                                                      10311.00                     11555.00                     10535.00
                                                      10671.00                     10945.00                     10532.00
                                                      11451.00                     10899.00                     10729.00
                                                      11379.00                     10040.00                     10180.00
12/00                                                 12260.00                     10089.00                     10704.00
                                                      12396.00                     10447.00                     11156.00
                                                      12208.00                      9494.00                     10416.00
                                                      11980.00                      8893.00                     10005.00
                                                      12817.00                      9584.00                     10684.00
                                                      13152.00                      9648.00                     10796.00
6/01                                                  12848.00                      9413.00                     10446.00
                                                      12911.00                      9321.00                     10266.00
                                                      12325.00                      8737.00                      9672.00
                                                      11153.00                      8032.00                      8753.00
                                                      11363.00                      8185.00                      8753.00
                                                      11949.00                      8813.00                      9309.00
12/01                                                 11959.00                      8890.00                      9451.00
                                                      11969.00                      8760.00                      9191.00
                                                      11823.00                      8591.00                      9109.00
                                                      12406.00                      8914.00                      9576.00
                                                      11790.00                      8374.00                      9096.00
                                                      11769.00                      8312.00                      9132.00
6/02                                                  10686.00                      7720.00                      8556.00
                                                       9583.00                      7118.00                      7631.00
                                                       9774.00                      7165.00                      7684.00
                                                       8660.00                      6386.00                      6806.00
                                                       9180.00                      6948.00                      7372.00
                                                      10103.00                      7357.00                      7890.00
12/02                                                  9657.00                      6925.00                      7479.00

This chart compares your portfolio's performance to that of the S&P 500 Index and the S&P Barra Value Index over time.

These indexes are unmanaged broad-based, statistical composites and their performance does not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class I shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, they would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio's performance would have been lower. Performance for other share classes will vary. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

RETURN HIGHLIGHTS

(as of December 31, 2002)

                                                 CLASS I    CLASS II
------------------------------------------------------------------------
One-year total return based on NAV(1)             -19.25%    -19.43%
------------------------------------------------------------------------
Life-of-Portfolio average annual total return
based on NAV(1)                                    -0.95%     -3.73%
------------------------------------------------------------------------
Commencement date                                04/30/99   09/18/00
------------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. The returns for Class II Shares include combined Rule 12b-1 fees and service fees of up to .25%. The portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the portfolio is subject to investment risks, and you could lose money on your investment in the portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risk. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The portfolio being offered is through a variable insurance contract.

                                                                         [PHOTO]
                                                               [PHOTO]
                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--COMSTOCK PORTFOLIO ABOUT THE KEY EVENTS AND
ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE
PORTFOLIO'S RETURN DURING THE 12 MONTHS ENDED DECEMBER 31,
2002. THE PORTFOLIO IS MANAGED BY THE ADVISER'S MULTI-CAP
VALUE TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE B.
ROBERT BAKER, JR., MANAGING DIRECTOR; JASON S. LEDER,
EXECUTIVE DIRECTOR; AND KEVIN C. HOLT, EXECUTIVE DIRECTOR.
THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE
PORTFOLIO'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW WOULD YOU DESCRIBE
    THE MARKET ENVIRONMENT OF THE PAST 12 MONTHS?

A   The market environment was
extremely challenging. There were many crosscurrents in the market, with real and perceived negatives outweighing the positives. Corporate-governance issues, accounting irregularities and increasing evidence of fraud dominated the headlines. These factors, along with continued concern over terrorist attacks, the potential for war with Iraq, further weakening of the economy and the lack of positive news from most companies, led to the broad-based weakness. On a more positive note, at the macroeconomic level there were some encouraging signs of a potential turn in economic growth and a possible market bottom. The net result, however, was a difficult market with weak stock fundamentals coupled with a pessimistic investor base, which led to a volatile and negative market environment.

    That said, it is important to remind shareholders that we do not rely on top-down analysis of the economy, interest rates or commodity prices. We do not base our investment decisions on macroeconomic forecasts. Instead, we manage the portfolio through bottom-up fundamental analysis, seeking to identify inexpensive stocks. Our sector weightings come purely from the bottom up. If the portfolio is overweighted in a particular sector, it's the result of our finding fundamentally undervalued stocks within this segment of the market.

Q   HOW DID THE PORTFOLIO PERFORM?

A   For the 12-month period ended
December 31, 2002, the portfolio returned -19.25 percent. By comparison, the Standard & Poor's 500 Index and the Standard & Poor's Barra Value

Index, the portfolio's benchmark indexes, returned -22.09 percent and -20.80 percent, respectively. Total return based on net asset value (NAV) of Class I shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio's performance would have been lower. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. Performance of other share classes will vary. As a result of market activity, current performance may vary from the figures shown.

    The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The S&P Barra Value Index is an unmanaged index generally representative of the U.S. market for value stocks. Both indexes are benchmarks of the portfolio. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional portfolio performance results.

Q   WHAT STOCKS HELPED
    PERFORMANCE DURING THIS PERIOD?

A   The portfolio's top contributor was
Halliburton, which for most of the year was its largest position. The stock had reached a low in December 2001, resulting from adverse decisions in four asbestos cases. At the beginning of 2002, the stock fell further and we added substantially to the position.

    The portfolio also enjoyed solid performance from Sealed Air, Gap and Bank of America.

    Keep in mind that not all securities held by the portfolio performed favorably, and there is no guarantee that these securities will continue to perform well or be held by the portfolio in the future.

Q   WHAT HOLDINGS FELL SHORT OF
    YOUR EXPECTATIONS?

A   The portfolios weakest performers
were primarily in the technology sector. Solectron and Motorola were the largest negative contributors. We started increasing the portfolio's technology exposure in 2001 after the market had come down and continued to add to it after the September 11, 2001, terrorist attacks. We thought fundamentals were not yet improving but valuations were attractive on a longer-term basis. Unfortunately, the economic downturn has lasted longer than we anticipated and those stocks have continued to underperform.

    The portfolio's exposure to the telecommunications sector was also a drag on its performance. We started building positions during the first quarter, when we found what we considered to be extremely inexpensive valuations. However, those stocks' fundamentals continued to deteriorate at a rapid rate and, because of liquidity issues and financial stress, they declined precipitously from what were already extremely low prices. WorldCom led the decline, followed by Qwest Communications and Sprint. Two utility selections, CenterPoint Energy and TXU, also disappointed us.

Q   WHERE ARE YOU FINDING VALUE
    THESE DAYS?

A   It's a lot more difficult than it was.
One industry that stands out is pharmaceuticals. We believe many of these stocks, such as Bristol-Myers Squibb, Pfizer (through our Pharmacia position), Merck and Schering-Plough, are relatively cheap in relation to their historical prices. In our opinion, they have been overdiscounted versus the companies' actual financial condition and long-term prospects. It is our belief that the negatives associated with the industry--lack of products in the pipeline, an unusually large number of blockbuster drugs coming off patent in 2002, scrutiny by the government over pricing--are fully reflected in the stocks' valuations. Over the long term, we think we will see some terrific products coming from these companies, with continued pricing flexibility. These stocks are and will likely continue to be growth companies and when investors' psychology shifts, we believe the stocks will outperform the market.

Q   WHAT IS YOUR OUTLOOK FOR THE
    COMING MONTHS?

A   We do not focus on economic or
market outlooks. Our investment process is based on risk and reward. As bottom-up stock pickers, we believe we best serve investors by maintaining a disciplined value approach and attempting to provide consistent performance, one company at a time. We will continue to use our value discipline to select stocks for the portfolio.

                                               BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
COMMON STOCKS  92.5%
ADVERTISING  0.5%
Interpublic Group Cos., Inc. ...............................    146,900   $  2,068,352
                                                                          ------------
APPAREL RETAIL  2.1%
Gap, Inc. ..................................................    419,400      6,509,088
Limited Brands..............................................    142,700      1,987,811
                                                                          ------------
                                                                             8,496,899
                                                                          ------------
BANKS  4.4%
Bank of America Corp. ......................................    148,797     10,351,807
FleetBoston Financial Corp. ................................     12,118        294,467
PNC Financial Services Group, Inc. .........................     29,000      1,215,100
SunTrust Banks, Inc. .......................................     34,600      1,969,432
Washington Mutual, Inc. ....................................     17,570        606,692
Wells Fargo & Co. ..........................................     71,710      3,361,048
                                                                          ------------
                                                                            17,798,546
                                                                          ------------
BROADCASTING & CABLE TV  2.0%
Comcast Corp., Class A (a)..................................    335,182      7,900,240
                                                                          ------------
COMPUTER HARDWARE  1.5%
Dell Computer Corp. (a).....................................     14,100        377,034
Hewlett-Packard Co. ........................................    279,630      4,854,377
International Business Machines Corp. ......................     11,300        875,750
                                                                          ------------
                                                                             6,107,161
                                                                          ------------
COMPUTER STORAGE & PERIPHERALS  1.5%
Electronics for Imaging, Inc. (a)...........................    123,300      2,004,981
Lexmark International, Inc., Class A (a)....................     59,200      3,581,600
SanDisk Corp. (a)...........................................     22,600        458,780
                                                                          ------------
                                                                             6,045,361
                                                                          ------------
CONSUMER FINANCE  0.3%
Capital One Financial Corp. ................................     43,500      1,292,820
                                                                          ------------

DEPARTMENT STORES  2.6%
Federated Department Stores, Inc. (a).......................    368,560     10,599,786
                                                                          ------------

DIVERSIFIED CHEMICALS  2.4%
Dow Chemical Co. ...........................................    332,100      9,863,370
                                                                          ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
DIVERSIFIED FINANCIAL SERVICES  7.2%
Citigroup, Inc. ............................................    123,100   $  4,331,889
Fannie Mae..................................................     21,900      1,408,827
Freddie Mac.................................................    262,140     15,479,367
Goldman Sachs Group, Inc. ..................................     22,700      1,545,870
Instinet Group, Inc. (a)....................................     14,400         60,912
J.P. Morgan Chase & Co. ....................................     74,055      1,777,320
Janus Cap Group, Inc. ......................................     35,100        458,757
Merrill Lynch & Co., Inc. ..................................     88,400      3,354,780
Principal Financial Group, Inc. ............................     28,800        867,744
                                                                          ------------
                                                                            29,285,466
                                                                          ------------
DIVERSIFIED METALS & MINING  0.7%
Freeport-McMoRan Copper & Gold, Inc., Class B (a)...........    160,355      2,690,757
                                                                          ------------

DRUG RETAIL  1.1%
CVS Corp. ..................................................    185,900      4,641,923
                                                                          ------------

ELECTRIC UTILITIES  6.7%
American Electric Power Co., Inc. ..........................     49,172      1,343,871
Centerpoint Energy Inc. ....................................    638,300      5,425,550
Constellation Energy Group, Inc. ...........................     60,430      1,681,163
Exelon Corp. ...............................................     59,595      3,144,828
IDACORP, Inc. ..............................................     45,250      1,123,557
Public Service Enterprise Group, Inc. ......................    107,000      3,434,700
Reliant Resources, Inc. (a).................................    390,910      1,250,912
Scottish Power PLC -- ADR (United Kingdom)..................    111,164      2,547,879
TXU Corp. ..................................................    390,590      7,296,221
                                                                          ------------
                                                                            27,248,681
                                                                          ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.2%
Flextronics International Ltd. (Singapore) (a)..............    379,500      3,108,105
Jabil Circuit, Inc. (a).....................................     62,400      1,118,208
KEMET Corp. (a).............................................     38,400        335,616
Solectron Corp. (a).........................................    108,600        385,530
                                                                          ------------
                                                                             4,947,459
                                                                          ------------
FOOD RETAIL  2.9%
Kroger Co. (a)..............................................    643,900      9,948,255
Safeway, Inc. (a)...........................................     70,200      1,639,872
                                                                          ------------
                                                                            11,588,127
                                                                          ------------
GOLD  0.6%
Barrick Gold Corp. (Canada).................................     67,730      1,043,719
Placer Dome, Inc. (Canada)..................................    116,370      1,338,255
                                                                          ------------
                                                                             2,381,974
                                                                          ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
HEALTH CARE EQUIPMENT  0.7%
Baxter International, Inc. .................................     53,000   $  1,484,000
Guidant Corp. (a)...........................................     44,200      1,363,570
                                                                          ------------
                                                                             2,847,570
                                                                          ------------
HOUSEHOLD PRODUCTS  1.9%
Kimberly-Clark Corp. .......................................    161,760      7,678,747
                                                                          ------------

INDUSTRIAL MACHINERY  0.5%
Cognex Corp. (a)............................................    120,000      2,211,600
                                                                          ------------

INTEGRATED OIL & GAS  4.7%
BP PLC--ADR (United Kingdom)................................    197,980      8,047,887
ChevronTexaco Corp. ........................................     38,490      2,558,815
Conoco, Inc. ...............................................    124,056      6,003,070
Total Fina Elf SA--ADR (France).............................     32,700      2,338,050
                                                                          ------------
                                                                            18,947,822
                                                                          ------------
INTEGRATED TELECOMMUNICATION SERVICES  6.7%
Amdocs Ltd. (Guernsey) (a)..................................     24,800        243,536
AT&T Corp. .................................................    126,040      3,290,904
Sprint Corp. ...............................................  1,267,300     18,350,504
Verizon Communications, Inc. ...............................    136,380      5,284,725
                                                                          ------------
                                                                            27,169,669
                                                                          ------------
INTERNET SOFTWARE & SERVICES  0.1%
Check Point Software Technologies Ltd. (Israel) (a).........     16,200        210,114
                                                                          ------------

IT CONSULTING & SERVICES  0.1%
SunGard Data Systems, Inc. (a)..............................     15,900        374,604
                                                                          ------------

LIFE & HEALTH INSURANCE  0.9%
Torchmark Corp. ............................................     80,510      2,941,030
UnumProvident Corp. ........................................     29,100        510,414
                                                                          ------------
                                                                             3,451,444
                                                                          ------------
MANAGED HEALTH CARE  1.5%
Aetna, Inc. ................................................    151,700      6,237,904
                                                                          ------------

MARINE  0.0%
CP Ships Ltd. (United Kingdom)..............................      4,325         58,733
                                                                          ------------

MOVIES & ENTERTAINMENT  1.7%
Walt Disney Co. ............................................    423,700      6,910,547
                                                                          ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
MULTI-LINE INSURANCE  0.0%
Nationwide Financial Services, Inc. ........................      2,600   $     74,490
                                                                          ------------

NETWORKING EQUIPMENT  0.6%
Cisco Systems, Inc. (a).....................................    188,900      2,474,590
                                                                          ------------

OIL & GAS DRILLING  1.3%
Diamond Offshore Drilling, Inc. ............................    241,180      5,269,783
                                                                          ------------

OIL & GAS EQUIPMENT & SERVICES  6.9%
Halliburton Co. ............................................    772,890     14,460,772
Schlumberger Ltd. ..........................................    321,750     13,542,458
                                                                          ------------
                                                                            28,003,230
                                                                          ------------
PACKAGED FOODS  1.0%
Sara Lee Corp. .............................................    188,960      4,253,490
                                                                          ------------

PAPER PACKAGING  1.0%
Sealed Air Corp. (a)........................................    113,100      4,218,630
                                                                          ------------

PAPER PRODUCTS  3.0%
Boise Cascade Corp. ........................................    181,090      4,567,090
Georgia-Pacific Corp. ......................................    196,700      3,178,672
International Paper Co. ....................................    127,179      4,447,450
                                                                          ------------
                                                                            12,193,212
                                                                          ------------
PHARMACEUTICALS  12.0%
Bristol-Myers Squibb Co. ...................................    655,625     15,177,719
GlaxoSmithKline PLC--ADR (United Kingdom)...................    150,300      5,630,238
Merck & Co., Inc. ..........................................    107,800      6,102,558
Pharmacia Corp. ............................................    178,100      7,444,580
Roche Holdings AG--ADR (Switzerland)........................     65,100      4,511,430
Schering-Plough Corp. ......................................    243,000      5,394,600
Wyeth.......................................................    114,600      4,286,040
                                                                          ------------
                                                                            48,547,165
                                                                          ------------
PROPERTY & CASUALTY  3.9%
Allstate Corp. .............................................    157,500      5,825,925
AMBAC Financial Group, Inc. ................................     51,680      2,906,483
Berkshire Hathaway, Inc., Class B (a).......................        185        448,255
Chubb Corp. ................................................     89,450      4,669,290
LandAmerica Financial Group, Inc. ..........................     12,820        454,469
Travelers Property Casualty Corp., Class A (a)..............     20,900        306,185
Travelers Property Casualty Corp., Class B (a)..............     85,603      1,254,084
                                                                          ------------
                                                                            15,864,691
                                                                          ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
RAILROADS  0.6%
Burlington Northern Santa Fe Corp. .........................     92,300   $  2,400,723
                                                                          ------------

RESTAURANTS  1.1%
McDonald's Corp. ...........................................    278,700      4,481,496
                                                                          ------------

SEMICONDUCTOR EQUIPMENT  0.5%
Credence Systems Corp. (a)..................................    160,600      1,498,398
Novellus Systems, Inc. (a)..................................     15,700        440,856
                                                                          ------------
                                                                             1,939,254
                                                                          ------------
SEMICONDUCTORS  0.1%
Intel Corp. ................................................     13,300        207,081
                                                                          ------------

SPECIALTY STORES  0.2%
Zale Corp. (a)..............................................     21,200        676,280
                                                                          ------------

STEEL  0.6%
United States Steel Corp. ..................................    171,190      2,246,013
                                                                          ------------

SYSTEMS SOFTWARE  0.4%
Microsoft Corp. ............................................     31,480      1,627,516
                                                                          ------------

TELECOMMUNICATIONS EQUIPMENT  1.6%
Andrew Corp. (a)............................................     56,000        575,680
Comverse Technology, Inc. (a)...............................    139,300      1,395,786
Ericsson, Class B--ADR (Sweden).............................     43,420        292,651
JDS Uniphase Corp. (a)......................................    270,600        668,382
Motorola, Inc. .............................................    320,100      2,768,865
Nokia Corp.--ADR (Finland)..................................     49,500        767,250
                                                                          ------------
                                                                             6,468,614
                                                                          ------------
TOBACCO  1.2%
Philip Morris Co., Inc. ....................................    123,340      4,998,970
                                                                          ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                             MARKET
DESCRIPTION                                                                  VALUE
TOTAL LONG-TERM INVESTMENTS  92.5%
  (Cost $401,782,776)..................................................   $375,000,904
REPURCHASE AGREEMENT  7.2%
UBS Securities ($29,055,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/02, to be sold on
  01/02/03 at $29,056,824) (Cost $29,055,000)..........................     29,055,000
                                                                          ------------

TOTAL INVESTMENTS  99.7%
  (Cost $430,837,776)..................................................    404,055,904
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%............................      1,117,889
                                                                          ------------

NET ASSETS  100.0%.....................................................   $405,173,793
                                                                          ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2002

ASSETS:
Total Investments (Cost $430,837,776).......................  $404,055,904
Receivables:
  Portfolio Shares Sold.....................................     1,270,085
  Dividends.................................................       891,133
  Investments Sold..........................................       870,597
  Interest..................................................           912
Other.......................................................        21,423
                                                              ------------
    Total Assets............................................   407,110,054
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       797,876
  Portfolio Shares Repurchased..............................       735,150
  Investment Advisory Fee...................................       203,671
  Distributor and Affiliates................................       117,192
  Custodian Bank............................................           136
Accrued Expenses............................................        53,948
Trustees' Deferred Compensation and Retirement Plans........        28,288
                                                              ------------
    Total Liabilities.......................................     1,936,261
                                                              ------------
NET ASSETS..................................................  $405,173,793
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $476,953,097
Accumulated Undistributed Net Investment Income.............     4,276,112
Net Unrealized Depreciation.................................   (26,781,872)
Accumulated Net Realized Loss...............................   (49,273,544)
                                                              ------------
NET ASSETS..................................................  $405,173,793
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $128,016,765 and
    14,065,326 shares of beneficial interest issued and
    outstanding)............................................  $       9.10
                                                              ============
  Class II Shares (Based on net assets of $277,157,028 and
    30,541,152 shares of beneficial interest issued and
    outstanding)............................................  $       9.07
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $66,482).....  $  6,418,998
Interest....................................................       469,365
                                                              ------------
    Total Income............................................     6,888,363
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,815,008
Distribution (12b-1) and Service Fees.......................       496,509
Custody.....................................................        72,138
Trustees' Fees and Related Expenses.........................        15,263
Legal.......................................................        10,813
Other.......................................................       168,308
                                                              ------------
    Total Expenses..........................................     2,578,039
    Less Credits Earned on Cash Balances....................         1,085
                                                              ------------
    Net Expenses............................................     2,576,954
                                                              ------------
NET INVESTMENT INCOME.......................................  $  4,311,409
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(46,647,525)
  Foreign Currency Transactions.............................            (7)
                                                              ------------
Net Realized Loss...........................................   (46,647,532)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (2,921,724)
  End of the Period.........................................   (26,781,872)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (23,860,148)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(70,507,680)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(66,196,271)
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2002    DECEMBER 31, 2001
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  4,311,409         $  1,335,788
Net Realized Loss................................    (46,647,532)            (499,082)
Net Unrealized Depreciation During the Period....    (23,860,148)          (5,564,681)
                                                    ------------         ------------
Change in Net Assets from Operations.............    (66,196,271)          (4,727,975)
                                                    ------------         ------------

Distributions from Net Investment Income:
  Class I Shares.................................       (649,657)                 -0-
  Class II Shares................................       (703,946)                 -0-
                                                    ------------         ------------
                                                      (1,353,603)                 -0-
                                                    ------------         ------------

Distributions from Net Realized Gain:
  Class I Shares.................................       (736,173)             (96,134)
  Class II Shares................................     (1,288,182)             (88,000)
                                                    ------------         ------------
                                                      (2,024,355)            (184,134)
                                                    ------------         ------------
Total Distributions..............................     (3,377,958)            (184,134)
                                                    ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................    (69,574,229)          (4,912,109)
                                                    ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................    335,088,567          183,870,579
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      3,377,958              184,134
Cost of Shares Repurchased.......................    (60,785,141)          (8,878,630)
                                                    ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................    277,681,384          175,176,083
                                                    ------------         ------------
TOTAL INCREASE IN NET ASSETS.....................    208,107,155          170,263,974
NET ASSETS:
Beginning of the Period..........................    197,066,638           26,802,664
                                                    ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $4,276,112 and $1,318,756, respectively).......   $405,173,793         $197,066,638
                                                    ============         ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                       APRIL 30, 1999
                                                                        (COMMENCEMENT
                                         YEAR ENDED DECEMBER 31,        OF INVESTMENT
CLASS I SHARES                         ---------------------------     OPERATIONS) TO
                                        2002       2001      2000     DECEMBER 31, 1999
                                       ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................. $ 11.42    $11.75    $ 9.31         $10.00
                                       -------    ------    ------         ------
  Net Investment Income...............     .10       .09       .14            .10
  Net Realized and Unrealized
    Gain/Loss.........................   (2.25)     (.38)     2.57           (.66)
                                       -------    ------    ------         ------
Total from Investment Operations......   (2.15)     (.29)     2.71           (.56)
                                       -------    ------    ------         ------
Less:
  Distributions from Net Investment
    Income............................     .08       -0-       .09            .13
  Distributions from Net Realized
    Gain..............................     .09       .04       .18            -0-
                                       -------    ------    ------         ------
Total Distributions...................     .17       .04       .27            .13
                                       -------    ------    ------         ------
NET ASSET VALUE, END OF THE PERIOD.... $  9.10    $11.42    $11.75         $ 9.31
                                       =======    ======    ======         ======

Total Return*......................... -19.25%    -2.46%    29.79%         -5.53%**
Net Assets at End of the Period (In
  millions)........................... $ 128.0    $ 80.9    $ 16.7         $  1.6
Ratio of Expenses to Average Net
  Assets* (a).........................    .69%      .81%     1.01%           .95%
Ratio of Net Investment Income to
  Average Net Assets*.................   1.57%     1.42%     2.49%          1.99%
Portfolio Turnover....................     51%       50%       74%            42%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (a)..........................     N/A       N/A     2.20%         10.36%
Ratio of Net Investment Income/Loss to
  Average Net Assets..................     N/A       N/A     1.30%         (7.42%)

** Non-Annualized

(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .06% for the year ended December 31, 2000.

N/A = Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   YEAR ENDED        SEPTEMBER 18, 2000
                                                  DECEMBER 31,         (COMMENCEMENT
CLASS II SHARES                                 -----------------    OF OPERATIONS) TO
                                                 2002       2001     DECEMBER 31, 2000
                                                ---------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....... $ 11.39    $11.75          $10.19
                                                -------    ------          ------
  Net Investment Income........................     .07       .10             .04
  Net Realized and Unrealized Gain/Loss........   (2.25)     (.42)           1.68
                                                -------    ------          ------
Total from Investment Operations...............   (2.18)     (.32)           1.72
                                                -------    ------          ------
Less:
  Distributions from Net Investment Income.....     .05       -0-             .08
  Distributions from Net Realized Gain.........     .09       .04             .08
                                                -------    ------          ------
Total Distributions............................     .14       .04             .16
                                                -------    ------          ------
NET ASSET VALUE, END OF THE PERIOD............. $  9.07    $11.39          $11.75
                                                =======    ======          ======

Total Return* (a).............................. -19.43%    -2.80%          17.07%**
Net Assets at End of the Period (In
  millions).................................... $ 277.2    $116.2          $ 10.1
Ratio of Expenses to Average Net Assets*.......    .94%     1.04%           1.20%
Ratio of Net Investment Income to Average Net
  Assets*......................................   1.35%     1.19%           2.14%
Portfolio Turnover.............................     51%       50%             74%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets........     N/A       N/A           2.38%
Ratio of Net Investment Income to Average Net
  Assets.......................................     N/A       N/A            .96%

** Non-Annualized

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

N/A = Not Applicable

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Comstock Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital growth and income through investments in equity securities including common and preferred stocks and securities convertible into common and preferred stocks. The Portfolio commenced investment operations on April 30, 1999. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2002, the Portfolio had an accumulated capital loss carryforward for tax purposes of $29,605,307, which will expire on December 31, 2010.

    At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $444,294,467
                                                              ============
Gross tax unrealized appreciation...........................  $  6,978,304
Gross tax unrealized depreciation...........................   (47,216,867)
                                                              ------------
Net tax unrealized depreciation on investments..............  $(40,238,563)
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                                                 2002         2001
Distributions paid from:
  Ordinary income...........................................  $3,377,958    $176,006
  Long-term capital gain....................................         -0-       8,128
                                                              ----------    --------
                                                              $3,377,958    $184,134
                                                              ==========    ========

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to the Portfolio's investment in other regulated investment companies and net realized foreign currency losses totaling $450 were reclassed from accumulated undistributed net investment income to accumulated net realized loss.

    As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $4,313,916

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post October losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended December 31, 2002, the Portfolio's custody fee was reduced by $1,085 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................        .60%
Over $500 million...........................................        .55%

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .95% and 1.20% for Classes I and II, respectively. For the year ended December 31, 2002, the Adviser did not voluntarily waive any of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2002, the Portfolio recognized expenses of approximately $10,800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2002, the Portfolio recognized expenses of approximately $27,000, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2002, the Portfolio recognized expenses of approximately $14,600 representing transfer agent fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $18,758 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended December 31, 2002, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $33,502.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

3. CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $152,154,466 and $324,798,631 for Classes I and II, respectively. For the year ended December 31, 2002, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class I................................................   9,380,345    $ 93,471,102
  Class II...............................................  24,156,729     241,617,465
                                                           ----------    ------------
Total Sales..............................................  33,537,074    $335,088,567
                                                           ==========    ============
Dividend Reinvestment:
  Class I................................................     119,058    $  1,385,830
  Class II...............................................     171,292       1,992,128
                                                           ----------    ------------
Total Dividend Reinvestment..............................     290,350    $  3,377,958
                                                           ==========    ============
Repurchases:
  Class I................................................  (2,512,450)   $(23,903,378)
  Class II...............................................  (3,991,027)    (36,881,763)
                                                           ----------    ------------
Total Repurchases........................................  (6,503,477)   $(60,785,141)
                                                           ==========    ============

    At December 31, 2001, capital aggregated $81,200,912 and $118,070,801 for Classes I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class I................................................   6,334,251    $ 74,284,697
  Class II...............................................   9,431,069     109,585,882
                                                           ----------    ------------
Total Sales..............................................  15,765,320    $183,870,579
                                                           ==========    ============
Dividend Reinvestment:
  Class I................................................       8,530    $     96,134
  Class II...............................................       7,808          88,000
                                                           ----------    ------------
Total Dividend Reinvestment..............................      16,338    $    184,134
                                                           ==========    ============
Repurchases:
  Class I................................................    (684,022)   $ (7,813,803)
  Class II...............................................     (95,894)     (1,064,827)
                                                           ----------    ------------
Total Repurchases........................................    (779,916)   $ (8,878,630)
                                                           ==========    ============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $411,518,065 and $142,463,429, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to it's Class II Shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2002 are payments retained by Van Kampen of approximately $4,700.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Comstock Portfolio

We have audited the accompanying statement of assets and liabilities of Van Kampen Life Investment Trust Comstock Portfolio (the "Portfolio"), including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for the period from April 30, 1999 (commencement of investment operations) to December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Life Investment Trust Comstock Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 7, 2003

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
COMSTOCK PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN
INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2002. For corporate shareholders, 47% of the distributions qualify for the dividend received deductions. In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)      Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road               since 1998  Trustee/Director of funds
Raleigh, NC 27614                                    in the Fund Complex.
                                                     Co-founder, and prior to
                                                     August 1996, Chairman,
                                                     Chief Executive Officer
                                                     and President, MDT
                                                     Corporation (now known as
                                                     Getinge/Castle, Inc., a
                                                     subsidiary of Getinge
                                                     Industrier AB), a company
                                                     which develops,
                                                     manufactures, markets and
                                                     services medical and
                                                     scientific equipment.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (64)        Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
33971 Selva Road                         since 1999  in the Fund Complex.                    biotechnological company,
Suite 130                                            Prior to January 1999,                  and Director of Valero
Dana Point, CA 92629                                 Chairman and Chief                      Energy Corporation, an
                                                     Executive Officer of the                independent refining
                                                     Allstate Corporation                    company.
                                                     ("Allstate") and Allstate
                                                     Insurance Company. Prior
                                                     to January 1995,
                                                     President and Chief
                                                     Executive Officer of
                                                     Allstate. Prior to August
                                                     1994, various management
                                                     positions at Allstate.

Linda Hutton Heagy (54)     Trustee      Trustee     Regional Managing Partner      55
Sears Tower                              since 1998  of Heidrick & Struggles,
233 South Wacker Drive                               an executive search firm.
Suite 7000                                           Trustee/ Director of
Chicago, IL 60606                                    funds in the Fund
                                                     Complex. Trustee on the
                                                     University of Chicago
                                                     Hospitals Board, Vice
                                                     Chair of the Board of the
                                                     YMCA of Metropolitan
                                                     Chicago and a member of
                                                     the Women's Board of the
                                                     University of Chicago.
                                                     Prior to 1997, Partner,
                                                     Ray & Berndtson, Inc., an
                                                     executive recruiting
                                                     firm. Prior to 1996,
                                                     Trustee of The
                                                     International House
                                                     Board, a fellowship and
                                                     housing organization for
                                                     international graduate
                                                     students. Formerly,
                                                     Executive Vice President
                                                     of ABN AMRO, N.A., a
                                                     Dutch bank holding
                                                     company. Prior to 1992,
                                                     Executive Vice President
                                                     of La Salle National
                                                     Bank.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (50)       Trustee      Trustee     Director and President,        55
11 DuPont Circle, N.W.                   since 1998  German Marshall Fund of
Washington, D.C. 20016                               the United States, an
                                                     independent U.S.
                                                     foundation created to
                                                     deepen understanding,
                                                     promote collaboration and
                                                     stimulate exchanges of
                                                     practical experience
                                                     between Americans and
                                                     Europeans.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Formerly, advisor to the
                                                     Dennis Trading Group
                                                     Inc., a managed futures
                                                     and option company that
                                                     invests money for
                                                     individuals and
                                                     institutions. Prior to
                                                     1992, President and Chief
                                                     Executive Officer,
                                                     Director and member of
                                                     the Investment Committee
                                                     of the Joyce Foundation,
                                                     a private foundation.

Jack E. Nelson (67)         Trustee      Trustee     President, Nelson              55
423 Country Club Drive                   since 1998  Investment Planning
Winter Park, FL 32789                                Services, Inc., a
                                                     financial planning
                                                     company and registered
                                                     investment adviser in the
                                                     State of Florida.
                                                     President, Nelson Ivest
                                                     Brokerage Services Inc.,
                                                     a member of the National
                                                     Association of Securities
                                                     Dealers, Inc. and
                                                     Securities Investors
                                                     Protection Corp.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (61)     Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave.,                  since 1999  Officer of the National                 Corporation, a
N.W.                                                 Academy of                              pharmaceutical company,
Room 285                                             Sciences/National                       since January 1998.
Washington, D.C. 20418                               Research Council, an
                                                     independent, federally
                                                     chartered policy
                                                     institution, since 2001
                                                     and previously Chief
                                                     Operating Officer from
                                                     1993 to 2001.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Director of the Institute
                                                     for Defense Analyses, a
                                                     federally funded research
                                                     and development center,
                                                     Director of the German
                                                     Marshall Fund of the
                                                     United States, Trustee of
                                                     Colorado College and Vice
                                                     Chair of the Board of the
                                                     Council for Excellence in
                                                     Government. Prior to
                                                     1993, Executive Director
                                                     of the Commission on
                                                     Behavioral and Social
                                                     Sciences and Education at
                                                     the National Academy of
                                                     Sciences/National
                                                     Research Council. From
                                                     1980 through 1989,
                                                     Partner of Coopers &
                                                     Lybrand.

INTERESTED TRUSTEES:*

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)     Trustee,     Trustee     President and Chief            55
1221 Avenue of the          President    since       Executive Officer of the
Americas                    and Chief    1999;       funds in the Fund Complex
New York, NY 10020          Executive    President   since November 2002.
                            Officer      and Chief   Trustee/Director of
                                         Executive   certain funds in the Fund
                                         Officer     Complex since 1999.
                                         since 2002  President and Chief
                                                     Operating Officer of
                                                     Morgan Stanley Investment
                                                     Management since December
                                                     1998. President and
                                                     Director since April 1997
                                                     and Chief Executive
                                                     Officer since June 1998
                                                     of Morgan Stanley
                                                     Investment Advisors Inc.
                                                     and Morgan Stanley
                                                     Services Company Inc.
                                                     Chairman, Chief Executive
                                                     Officer and Director of
                                                     Morgan Stanley
                                                     Distributors Inc. since
                                                     June 1998. Chairman since
                                                     June 1998, and Director
                                                     since January 1998 of
                                                     Morgan Stanley Trust.
                                                     Director of various
                                                     Morgan Stanley
                                                     subsidiaries. President
                                                     of the Morgan Stanley
                                                     Funds since May 1999.
                                                     Previously Chief
                                                     Strategic Officer of
                                                     Morgan Stanley Investment
                                                     Advisors Inc. and Morgan
                                                     Stanley Services Company
                                                     Inc. and Executive Vice
                                                     President of Morgan
                                                     Stanley Distributors Inc.
                                                     April 1997-June 1998,
                                                     Vice President of the
                                                     Morgan Stanley Funds May
                                                     1997-April 1999, and
                                                     Executive Vice President
                                                     of Dean Witter, Discover
                                                     & Co. prior to May 1997.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III*     Trustee      Trustee     Trustee/Director of funds      92
(57)                                     since 1999  in the Fund Complex.
1 Parkview Plaza                                     Prior to December 2002,
P.O. Box 5555                                        Chairman, President,
Oakbrook Terrace, IL 60181                           Chief Executive Officer,
                                                     Director and Managing
                                                     Director of Van Kampen
                                                     Investments and its
                                                     investment advisory,
                                                     distribution and other
                                                     subsidiaries. Prior to
                                                     December 2002, President
                                                     and Chief Executive
                                                     Officer of funds in the
                                                     Fund Complex. Prior to
                                                     May 1998, Executive Vice
                                                     President and Director of
                                                     Marketing at Morgan
                                                     Stanley and Director of
                                                     Dean Witter, Discover &
                                                     Co. and Dean Witter
                                                     Realty. Prior to 1996,
                                                     Director of Dean Witter
                                                     Reynolds Inc.

Wayne W. Whalen* (63)       Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                    since 1998  of Skadden, Arps, Slate,
Chicago, IL 60606                                    Meagher & Flom
                                                     (Illinois), legal counsel
                                                     to funds in the Fund
                                                     Complex.
                                                     Trustee/Director/
                                                     Managing General Partner
                                                     of funds in the Fund
                                                     Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                             funds in the Fund Complex. Prior to December 2000, Executive
                                                              Vice President and Chief Investment Officer of Van Kampen
                                                              Investments, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Advisers. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.

Joseph J. McAlinden (60)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                            Management Inc. and Morgan Stanley Investments LP and
                                                              Director of Morgan Stanley Trust for over 5 years.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (46)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                  Distributor, Investor Services and certain other
New York, NY 10020                                            subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.

John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.

John L. Sullivan (47)         Vice President,     Officer     Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1998  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

John H. Zimmermann, III (45)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Portfolio trustees and is available, without charge, upon request by calling
(800) 341-2929.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
LIT ANR COM 2/03                                               Member NASD/SIPC.
                                                                 9504B03-AP-2/03

                        Table of Contents

                                 OVERVIEW
                  LETTER TO POLICYHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                      PERFORMANCE SUMMARY
      PERFORMANCE OF A $10,000 INVESTMENT       4
                        RETURN HIGHLIGHTS       5
         Q&A WITH YOUR PORTFOLIO MANAGERS       6

                           BY THE NUMBERS
             YOUR PORTFOLIO'S INVESTMENTS       9
                     FINANCIAL STATEMENTS      14
            NOTES TO FINANCIAL STATEMENTS      19
           REPORT OF INDEPENDENT AUDITORS      25

                   VAN KAMPEN INVESTMENTS
           THE VAN KAMPEN FAMILY OF FUNDS      26
BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      27
          TRUSTEE AND OFFICER INFORMATION      28

Regardless of the market environment, your investment goals don't go away.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

This portfolio is being offered through a variable insurance contract.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
January 17, 2003

Dear Policyholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the
                  pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why
Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            0.7%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 2000--December 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(July 3, 1995--December 31, 2002)

 [LINE GRAPH]

                                                                                               RUSSELL 1000(R) GROWTH INDEX IS AN
                                                                                                   UNMANAGED INDEX GENERALLY
                                                                                               REPRESENTATIVE OF THE U.S. MARKET
                                                                                                FOR LARGE-CAPITALIZATION GROWTH
                                                             LIT-EMERGING GROWTH PORTFOLIO                  STOCKS.*
                                                             -----------------------------     ----------------------------------
7/3/95                                                                  10000.00                            10000.00
                                                                        11270.00                            10933.80
12/95                                                                   11710.00                            11271.90
                                                                        12540.00                            11827.10
                                                                        13690.00                            12534.30
                                                                        14180.00                            12944.70
12/96                                                                   13660.00                            13674.50
                                                                        12550.00                            13715.10
                                                                        14850.00                            16266.20
                                                                        17450.00                            17418.60
12/97                                                                   16450.00                            17637.30
                                                                        19037.00                            20272.60
                                                                        20097.00                            21149.80
                                                                        17676.00                            19157.70
12/98                                                                   22628.00                            24235.80
                                                                        25839.00                            25724.00
                                                                        27600.00                            26706.10
                                                                        28800.00                            25655.90
12/99                                                                   46247.00                            32056.00
                                                                        58004.00                            34243.10
                                                                        51647.00                            33376.20
                                                                        55217.00                            31497.00
12/00                                                                   41551.00                            24761.10
                                                                        31969.00                            19568.50
                                                                        32571.00                            21197.60
                                                                        25876.00                            17046.50
12/01                                                                   28466.00                            19586.90
                                                                        26971.00                            19044.70
                                                                        23246.00                            15456.80
                                                                        19752.00                            13096.70
12/02                                                                   19219.00                            13991.90

This chart compares your portfolio's performance to that of the Russell 1000(R) Growth Index over time.

This index is an unmanaged broad-based, statistical composite and its performance does not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class I shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, they would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio's performance would have been lower. Performance for other share classes will vary. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:
 * Bloomberg

RETURN HIGHLIGHTS

(as of December 31, 2002)

                                                 CLASS I         CLASS II
-----------------------------------------------------------------------------
One-year total return based on NAV(1)             -32.48%         -32.65%
-----------------------------------------------------------------------------
Five-year average annual total return based on
NAV(1)                                              3.16%             N/A
-----------------------------------------------------------------------------
Life-of-Portfolio average annual total return
based on NAV(1)                                     9.11%         -36.29%
-----------------------------------------------------------------------------
Commencement date                                07/03/95        09/18/00
-----------------------------------------------------------------------------

    N/A = Not Applicable

(1) Total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. The return for Class II Shares includes combined Rule 12b-1 fees and service fees of up to .25%. The Portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risk. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio is being offered through a variable insurance contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--EMERGING GROWTH PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE 12 MONTHS ENDED DECEMBER 31, 2002. THE PORTFOLIO IS MANAGED BY THE ADVISER'S MULTI-CAP GROWTH TEAM. CURRENT MEMBERS(1) INCLUDE GARY LEWIS, MANAGING DIRECTOR; JANET LUBY, EXECUTIVE DIRECTOR; DAVID WALKER, EXECUTIVE DIRECTOR; DUDLEY BRICKHOUSE, EXECUTIVE DIRECTOR; MATTHEW HART, VICE PRESIDENT; AND SCOTT MILLER, ASSOCIATE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST 12 MONTHS?

A   The market environment for
growth investors has remained challenging, with several factors contributing to the poor performance of stocks. Early in the period the portfolio was challenged by slow growth in the United States economy and lingering fears of additional terrorist attacks. Growing concerns over the potential for war with Iraq and the increasing tensions between the U.S. and North Korea also weighed on the market. The period was also marked by a growing number of bankruptcies and high-profile corporate scandals. These negative elements manifested in poor performance by the equity market and the portfolio. Our usual investment style was not in favor. During a slowing economic environment, it is difficult for companies to continue to grow their earnings.

Q   HOW DID THE PORTFOLIO PERFORM
    DURING THE REPORTING PERIOD?

A   The portfolio returned
-32.48 percent for the 12 months ended December 31, 2002. By comparison, the Russell 1000(R) Growth Index returned -27.87 percent. Total return based on net asset value (NAV) of Class I shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio's returns would have been lower. Investment return and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Performance of other share classes will vary. As a result of market activity, current performance may vary from the figures shown.

    The Russell 1000(R) Growth Index is an unmanaged index generally representative of the U.S. market for large-capitalization growth stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional portfolio performance results.

Q   WHAT STRATEGIES DID YOU USE TO
    MANAGE THE PORTFOLIO?

A   We maintained our time-tested
strategy of seeking out stocks with improving fundamentals, particularly earnings growth. We have tried to look for companies where we believe growth has remained solid, where valuations are not egregiously high and where there is potential to continue to grow or outgrow the industry. With the greater risk to stocks, owing to the uncertain economic environment, we try to maintain sector neutrality. Throughout the period, the portfolio was underweighted in information technology, although we began to increase that weighting toward the end of the year.

Q   WHAT FACTORS HELPED
    PERFORMANCE DURING THIS PERIOD?

A   The portfolio's health-care
holdings were strong performers early in the period, though those stocks now look somewhat expensive. Also, because these companies have exposure to Medicare/Medicaid programs, it appears some of their funding may be at risk in 2003. This combination of high valuations and an uncertain revenue stream has led us to decrease exposure to the sector. Boston Scientific, Forest Laboratories, and Amgen all contributed positively to the portfolio's return.

    We are also reducing the portfolio's consumer-discretionary holdings. The sector performed well throughout the period but we have a sense that consumer spending is beginning to slow. We are still finding attractive names in the sector but are less bullish than we have been in the past.

    Energy stocks were also overweighted late in the period. We were seeing greater withdrawals from storage than anticipated. Venezuelan production was capped by the strikes there. The potential for turmoil in the Middle East further provided a spike for oil prices. Drilling activity in the United States was cut back dramatically during the period, which bodes ill for future supply and is likely to increase prices in the future. Apache Corporation produced positive results for the portfolio.

    Keep in mind there is no guarantee that these securities will continue to perform well or be held by the portfolio in the future.

Q   WHICH HOLDINGS FELL SHORT OF
    YOUR EXPECTATIONS?

A   The technology sector was
primarily responsible for the portfolio's poor performance. After years of prodigious spending related to Y2K preparations and the Internet, corporate spending for technology has stagnated. As a result, many technology companies have seen both sales and profitability decline. Texas Instruments, Applied Materials and Intel all fared poorly as a result. Not all of the poor performance can be attributed to sector allocation, though. Tenet Healthcare also fared poorly after the Department of Justice announced that it was investigating Tenet's billing practices. IDEC Pharmaceuticals failed to get timely approval for its new anti-cancer drug, Zevalin. Tenet Healthcare and IDEC Pharmaceuticals are no longer held by the portfolio.

Q   WHAT IS YOUR OUTLOOK FOR THE
    COMING MONTHS?

A   Throughout 2002 there were a
number of brief rallies fueled by speculation that the economy was going to recover or that a particular industry was on the cusp of renewed growth. All those rallies proved false. That said, coming into year-end we saw a fairly strong rally, fueled primarily by technology stocks. Cyclical growth companies also participated. Although the data is still inconclusive, we believe that the economy may finally be on the verge of an upswing. We have now had three consecutive quarters of positive growth in gross domestic product (GDP). On a corporate level, many firms have cut costs and reduced head count significantly. They are leaner and more able to benefit from a growing economy. Additionally, corporate credit spreads have fallen, signaling investors renewed confidence in the outlook for the economy.

    Due to these positive economic signals, we remain cautiously optimistic. Our enthusiasm is tempered by our concern that the fourth quarter's rally has undeservedly raised valuations. There is also some question as to the timing and magnitude of the recovery. The potential for conflict in Iraq and North Korea remains, which could have a negative effect on any market rally. Despite these political risks, rates are relatively low and we have seen initial signs of a bottoming in the U.S. economy, which should provide a better tailwind for stocks.

                                               BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  89.9%
AEROSPACE & DEFENSE  0.4%
Lockheed Martin Corp. ......................................   25,000   $  1,443,750
                                                                        ------------
APPAREL RETAIL  1.1%
Gap, Inc. ..................................................  125,000      1,940,000
Ross Stores, Inc. ..........................................   50,000      2,119,500
                                                                        ------------
                                                                           4,059,500
                                                                        ------------
APPLICATION SOFTWARE  4.7%
Electronic Arts, Inc. (a)...................................   80,000      3,981,600
Intuit, Inc. (a)............................................  135,000      6,334,200
Mercury Interactive Corp. (a)...............................   80,000      2,372,000
PeopleSoft, Inc. (a)........................................  110,000      2,013,000
Synopsys, Inc. (a)..........................................   40,000      1,846,000
                                                                        ------------
                                                                          16,546,800
                                                                        ------------
BANKS  3.6%
Bank of America Corp. ......................................   95,000      6,609,150
SouthTrust Corp. ...........................................   90,000      2,236,500
Washington Mutual, Inc. ....................................  110,000      3,798,300
                                                                        ------------
                                                                          12,643,950
                                                                        ------------
BIOTECHNOLOGY  5.9%
Amgen, Inc. (a).............................................  135,000      6,525,900
Biogen, Inc. (a)............................................   80,000      3,204,800
Cephalon, Inc. (a)..........................................   55,000      2,676,740
Genzyme Corp. (a)...........................................  102,400      3,027,968
Gilead Sciences, Inc. (a)...................................  160,000      5,440,000
                                                                        ------------
                                                                          20,875,408
                                                                        ------------
BROADCASTING & CABLE TV  1.2%
Clear Channel Communications, Inc. (a)......................  110,000      4,101,900
                                                                        ------------

CASINOS & GAMING  1.2%
International Game Technology (a)...........................   55,000      4,175,600
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMPUTER HARDWARE  3.9%
Dell Computer Corp. (a).....................................  440,000   $ 11,765,600
Hewlett-Packard Co. ........................................  110,000      1,909,600
                                                                        ------------
                                                                          13,675,200
                                                                        ------------
CONSUMER FINANCE  0.9%
MBNA Corp. .................................................  175,000      3,328,500
                                                                        ------------

DATA PROCESSING SERVICES  0.8%
Affiliated Computer Services, Inc., Class A (a).............   55,000      2,895,750
                                                                        ------------

DEPARTMENT STORES  1.4%
J.C. Penney Co., Inc. ......................................  110,000      2,531,100
Kohl's Corp. (a)............................................   41,000      2,293,950
                                                                        ------------
                                                                           4,825,050
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES  1.6%
Apollo Group, Inc., Class A (a).............................  132,500      5,830,000
                                                                        ------------

DIVERSIFIED FINANCIAL SERVICES  2.1%
American Express Co. .......................................  135,000      4,772,250
SLM Corp. ..................................................   25,000      2,596,500
                                                                        ------------
                                                                           7,368,750
                                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.0%
QLogic Corp. (a)............................................  105,000      3,623,550
                                                                        ------------

FOOD DISTRIBUTORS  0.9%
Sysco Corp. ................................................  110,000      3,276,900
                                                                        ------------

GENERAL MERCHANDISE STORES  1.1%
Wal-Mart Stores, Inc. ......................................   80,000      4,040,800
                                                                        ------------

HEALTH CARE DISTRIBUTORS & SERVICES  0.7%
Cardinal Health, Inc. ......................................   40,000      2,367,600
                                                                        ------------

HEALTH CARE EQUIPMENT  5.1%
Boston Scientific Corp. (a).................................  145,000      6,165,400
Medtronic, Inc. ............................................  160,000      7,296,000
Stryker Corp. ..............................................   25,000      1,678,000
Zimmer Holdings, Inc. (a)...................................   70,000      2,906,400
                                                                        ------------
                                                                          18,045,800
                                                                        ------------
HOME IMPROVEMENT RETAIL  1.4%
Lowe's Co., Inc. ...........................................  135,000      5,062,500
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
HOMEBUILDING  0.4%
Lennar Corp. ...............................................   25,000   $  1,290,000
                                                                        ------------

HOUSEHOLD PRODUCTS  0.9%
Procter & Gamble Co. .......................................   35,000      3,007,900
                                                                        ------------

INDUSTRIAL CONGLOMERATES  1.9%
3M Co. .....................................................   55,000      6,781,500
                                                                        ------------

INTEGRATED TELECOMMUNICATION SERVICES  1.0%
Verizon Communications, Inc. ...............................   95,000      3,681,250
                                                                        ------------

INTERNET RETAIL  3.5%
Amazon.com, Inc. (a)........................................  270,000      5,100,300
eBay, Inc. (a)..............................................  105,000      7,121,100
                                                                        ------------
                                                                          12,221,400
                                                                        ------------
INTERNET SOFTWARE & SERVICES  0.9%
Yahoo!, Inc. (a)............................................  185,000      3,024,750
                                                                        ------------

MANAGED HEALTH CARE  1.4%
UnitedHealth Group, Inc. ...................................   26,000      2,171,000
WellPoint Health Networks, Inc. (a).........................   40,000      2,846,400
                                                                        ------------
                                                                           5,017,400
                                                                        ------------
MOTORCYCLE MANUFACTURERS  0.5%
Harley-Davidson, Inc. ......................................   40,000      1,848,000
                                                                        ------------

MOVIES & ENTERTAINMENT  2.5%
Viacom, Inc., Class B (a)...................................  220,000      8,967,200
                                                                        ------------

NETWORKING EQUIPMENT  1.6%
Cisco Systems, Inc. (a).....................................  430,000      5,633,000
                                                                        ------------

OIL & GAS DRILLING  0.8%
Transocean, Inc. (a)........................................  125,000      2,900,000
                                                                        ------------

OIL & GAS EQUIPMENT & SERVICES  1.8%
Smith International, Inc. (a)...............................  130,000      4,240,600
Weatherford International Ltd. (Barbados) (a)...............   55,000      2,196,150
                                                                        ------------
                                                                           6,436,750
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
OIL & GAS EXPLORATION & PRODUCTION  2.9%
Anadarko Petroleum Corp. ...................................   80,000   $  3,832,000
Apache Corp. ...............................................   80,000      4,559,200
Devon Energy Corp. .........................................   40,000      1,836,000
                                                                        ------------
                                                                          10,227,200
                                                                        ------------
PACKAGED FOODS  1.2%
Kraft Foods, Inc., Class A..................................  105,000      4,087,650
                                                                        ------------

PERSONAL PRODUCTS  1.1%
Avon Products, Inc. ........................................   70,000      3,770,900
                                                                        ------------

PHARMACEUTICALS  6.2%
Forest Laboratories, Inc. (a)...............................   60,000      5,893,200
Johnson & Johnson...........................................  120,000      6,445,200
Pfizer, Inc. ...............................................  215,000      6,572,550
Teva Pharmaceutical Industries, Ltd.--ADR (Israel)..........   80,000      3,088,800
                                                                        ------------
                                                                          21,999,750
                                                                        ------------
PROPERTY & CASUALTY  1.4%
Allstate Corp. .............................................   90,000      3,329,100
Progressive Corp. ..........................................   30,000      1,488,900
                                                                        ------------
                                                                           4,818,000
                                                                        ------------
RESTAURANTS  1.3%
Starbucks Corp. (a).........................................  225,000      4,585,500
                                                                        ------------

SEMICONDUCTOR EQUIPMENT  1.2%
Novellus Systems, Inc. (a)..................................  150,000      4,212,000
                                                                        ------------

SEMICONDUCTORS  3.3%
Intel Corp. ................................................  275,000      4,281,750
Maxim Integrated Products, Inc. ............................   80,000      2,643,200
Microchip Technology, Inc. .................................  187,500      4,584,375
                                                                        ------------
                                                                          11,509,325
                                                                        ------------
SPECIALTY STORES  2.8%
AutoZone, Inc. (a)..........................................   25,000      1,766,250
Bed Bath & Beyond, Inc. (a).................................  135,000      4,661,550
Staples, Inc. (a)...........................................  190,000      3,477,000
                                                                        ------------
                                                                           9,904,800
                                                                        ------------
SYSTEMS SOFTWARE  6.5%
Microsoft Corp. ............................................  270,000     13,959,000
Oracle Corp. (a)............................................  220,000      2,376,000
Symantec Corp. (a)..........................................  160,000      6,481,600
                                                                        ------------
                                                                          22,816,600
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
TELECOMMUNICATIONS EQUIPMENT  3.5%
Nokia Corp.--ADR (Finland)..................................  300,000   $  4,650,000
QUALCOMM, Inc. (a)..........................................  215,000      7,823,850
                                                                        ------------
                                                                          12,473,850
                                                                        ------------
WIRELESS TELECOMMUNICATION SERVICES  2.3%
Nextel Communications, Inc., Class A (a)....................  535,000      6,179,250
Vodafone Group PLC--ADR (United Kingdom)....................  110,000      1,993,200
                                                                        ------------
                                                                           8,172,450
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  89.9%
(Cost $312,331,592)..................................................    317,574,483

REPURCHASE AGREEMENT  9.8%
UBS Securities ($34,716,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/02, to be sold on
  01/02/03 at $34,718,179) (Cost $34,716,000)........................     34,716,000
                                                                        ------------

TOTAL INVESTMENTS  99.7%
  (Cost $347,047,592)................................................    352,290,483
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%..........................      1,097,965
                                                                        ------------

NET ASSETS  100.0%...................................................   $353,388,448
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2002

ASSETS:
Total Investments (Cost $347,047,592).......................  $ 352,290,483
Cash........................................................              4
Receivables:
  Portfolio Shares Sold.....................................        969,281
  Investments Sold..........................................        577,887
  Dividends.................................................        129,387
  Interest..................................................          1,090
Other.......................................................         47,903
                                                              -------------
    Total Assets............................................    354,016,035
                                                              -------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        217,422
  Portfolio Shares Repurchased..............................        183,216
  Distributor and Affiliates................................         59,176
Accrued Expenses............................................        101,211
Trustees' Deferred Compensation and Retirement Plans........         66,562
                                                              -------------
    Total Liabilities.......................................        627,587
                                                              -------------
NET ASSETS..................................................  $ 353,388,448
                                                              =============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 793,496,936
Net Unrealized Appreciation.................................      5,242,891
Accumulated Undistributed Net Investment Income.............        (95,576)
Accumulated Net Realized Loss...............................   (445,255,803)
                                                              -------------
NET ASSETS..................................................  $ 353,388,448
                                                              =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $229,289,532 and
  12,013,882 shares of beneficial interest issued and
  outstanding)..............................................  $       19.09
                                                              =============
  Class II Shares (Based on net assets of $124,098,916 and
  6,515,729 shares of beneficial interest issued and
  outstanding)..............................................  $       19.05
                                                              =============

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $2,517)......  $   2,222,536
Interest....................................................        553,251
Other.......................................................            195
                                                              -------------
    Total Income............................................      2,775,982
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................      3,078,129
Distribution (12b-1) and Service Fees.......................        324,466
Custody.....................................................         60,565
Legal.......................................................         21,675
Trustees' Fees and Related Expenses.........................         20,014
Other.......................................................        272,906
                                                              -------------
    Total Expenses..........................................      3,777,755
    Less Credits Earned on Cash Balances....................            397
                                                              -------------
    Net Expenses............................................      3,777,358
                                                              -------------
NET INVESTMENT LOSS.........................................  $  (1,001,376)
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(140,151,242)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     39,831,346
  End of the Period.........................................      5,242,891
                                                              -------------
Net Unrealized Depreciation During the Period...............    (34,588,455)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(174,739,697)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(175,741,073)
                                                              =============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                      YEAR ENDED          YEAR ENDED
                                                   DECEMBER 31, 2002   DECEMBER 31, 2001
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss........................   $  (1,001,376)      $   1,171,133
Net Realized Loss.................................    (140,151,242)       (262,717,691)
Net Unrealized Appreciation/Depreciation During
  the Period......................................     (34,588,455)         28,129,172
                                                     -------------       -------------
Change in Net Assets from Operations..............    (175,741,073)       (233,417,386)
                                                     -------------       -------------

Distributions from Net Investment Income:
  Class I Shares..................................      (1,109,643)           (512,780)
  Class II Shares.................................         (63,743)                -0-
                                                     -------------       -------------
Total Distributions...............................      (1,173,386)           (512,780)
                                                     -------------       -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................    (176,914,459)       (233,930,166)
                                                     -------------       -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................     162,109,483         360,213,505
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................       1,173,386             512,780
Cost of Shares Repurchased........................    (152,920,570)       (260,943,862)
                                                     -------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................      10,362,299          99,782,423
                                                     -------------       -------------
TOTAL DECREASE IN NET ASSETS......................    (166,552,160)       (134,147,743)
NET ASSETS:
Beginning of the Period...........................     519,940,608         654,088,351
                                                     -------------       -------------
End of the Period (Including accumulated
  undistributed net investment income of ($95,576)
  and $1,101,997, respectively)...................   $ 353,388,448       $ 519,940,608
                                                     =============       =============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  YEAR ENDED DECEMBER 31,
CLASS I SHARES                      ---------------------------------------------------
                                    2002 (a)     2001       2000       1999       1998
                                    ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................  $ 28.36     $ 41.44    $ 46.22    $ 22.62    $16.45
                                    -------     -------    -------    -------    ------
  Net Investment Income/Loss......     (.04)        .08        .04       (.01)     (.01)
  Net Realized and Unrealized
    Gain/Loss.....................    (9.15)     (13.13)     (4.67)     23.61      6.19
                                    -------     -------    -------    -------    ------
Total from Investment
  Operations......................    (9.19)     (13.05)     (4.63)     23.60      6.18
                                    -------     -------    -------    -------    ------
Less:
  Distributions from Net
    Investment Income.............      .08         .03        -0-        -0-       .01
  Distributions from Net Realized
    Gain..........................      -0-         -0-        .15        -0-       -0-
                                    -------     -------    -------    -------    ------
Total Distributions...............      .08         .03        .15        -0-       .01
                                    -------     -------    -------    -------    ------
NET ASSET VALUE, END OF THE
  PERIOD..........................  $ 19.09     $ 28.36    $ 41.44    $ 46.22    $22.62
                                    =======     =======    =======    =======    ======

Total Return*.....................  -32.48%     -31.49%    -10.15%    104.38%    37.56%
Net Assets at End of the Period
  (In millions)...................  $ 229.3     $ 398.4    $ 602.6    $ 263.5    $ 33.4
Ratio of Expenses to Average Net
  Assets*.........................     .78%        .76%       .75%       .85%      .85%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets*.........................    (.15%)       .26%       .09%      (.17%)    (.23%)
Portfolio Turnover................     234%        174%       108%        96%       91%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..........................      N/A         N/A        N/A       .88%     1.23%
Ratio of Net Investment Loss to
  Average Net Assets..............      N/A         N/A        N/A      (.20%)    (.61%)

(a) Based on average shares outstanding.

N/A--Not Applicable.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      SEPTEMBER 18, 2000
                                                   YEAR ENDED          (COMMENCEMENT OF
                                                  DECEMBER 31,            INVESTMENT
CLASS II SHARES                                -------------------      OPERATIONS) TO
                                               2002 (a)     2001      DECEMBER 31, 2000
                                               -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $ 28.30     $ 41.41         $ 53.39
                                               -------     -------         -------
  Net Investment Income/Loss.................     (.09)       (.03)            .01
  Net Realized and Unrealized Loss...........    (9.15)     (13.08)         (11.99)
                                               -------     -------         -------
Total from Investment Operations.............    (9.24)     (13.11)         (11.98)
Less Distributions from Net Investment
  Income.....................................      .01         -0-             -0-
                                               -------     -------         -------
NET ASSET VALUE, END OF THE PERIOD...........  $ 19.05     $ 28.30         $ 41.41
                                               =======     =======         =======

Total Return (b).............................  -32.65%     -31.66%         -22.44%*
Net Assets at End of the Period (In
  millions)..................................  $ 124.1     $ 121.6         $  51.5
Ratio of Expenses to Average Net Assets......    1.03%       1.01%           1.00%
Ratio of Net Investment Income/Loss to
  Average Net Assets.........................    (.40%)      (.10%)           .16%
Portfolio Turnover...........................     234%        174%            108%*

 * Non-Annualized

(a) Based on average shares outstanding.

(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Emerging Growth Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital appreciation. The Portfolio commenced investment operations on July 3, 1995. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value is determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2002, the Portfolio had an accumulated capital loss carryforward for tax purposes of $428,674,964 which will expire between December 31, 2008 and 2010.

    At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $353,846,236
                                                                ============
Gross tax unrealized appreciation...........................      17,663,293
Gross tax unrealized depreciation...........................     (19,219,046)
                                                                ------------
Net tax unrealized depreciation on investments..............    $ (1,555,753)
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                                                 2002        2001
Distributions paid from:
  Ordinary income...........................................  $1,173,386   $512,780
  Long-term capital gain....................................         -0-        -0-
                                                              ----------   --------
                                                              $1,173,386   $512,780
                                                              ==========   ========

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to net operating loss totalling $981,158 was reclassified from capital to accumulated undistributed net investment income. Additionally, a permanent difference relating to the portfolio's investment in other regulated investment companies totaling $3,969 has been reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and post October losses which are not realized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended December 31, 2002, the Portfolio's custody fee was reduced by $397 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .70%
Next $500 million...........................................     .65%
Over $1 billion.............................................     .60%

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .85% and 1.10% for Class I and II, respectively. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion. For the year ended December 31, 2002, the Adviser did not voluntarily waive any of its investment advisory fees.

    For the year ended December 31, 2002, the Portfolio recognized expenses of approximately $21,700, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

portfolio. For the year ended December 31, 2002, the Portfolio recognized expenses of approximately $35,800, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which is reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2002, the Portfolio recognized expenses of approximately $16,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, invested in the common shares of those funds selected by the trustees. Investments in such funds of $42,273 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended December 31, 2002, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $49,325.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

3. CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $582,629,242 and $210,867,694 for Classes I and II, respectively. For the year ended December 31, 2002, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class I................................................   3,386,765   $  83,792,726
  Class II...............................................   3,262,703      78,316,757
                                                           ----------   -------------
Total Sales..............................................   6,649,468   $ 162,109,483
                                                           ==========   =============
Dividend Reinvestment:
  Class I................................................      41,429   $   1,109,643
  Class II...............................................       2,378          63,743
                                                           ----------   -------------
Total Dividend Reinvestment..............................      43,807   $   1,173,386
                                                           ==========   =============
Repurchases:
  Class I................................................  (5,463,729)  $(129,385,371)
  Class II...............................................  (1,045,355)    (23,535,199)
                                                           ----------   -------------
Total Repurchases........................................  (6,509,084)  $(152,920,570)
                                                           ==========   =============

    At December 31, 2001, capital aggregated $627,748,850 and $156,366,945 for Classes I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                            SHARES         VALUE
Sales:
  Class I...............................................   7,902,921   $ 259,887,868
  Class II..............................................   3,165,797     100,325,637
                                                          ----------   -------------
Total Sales.............................................  11,068,718   $ 360,213,505
                                                          ==========   =============
Dividend Reinvestment:
  Class I...............................................      15,974   $     512,780
  Class II..............................................         -0-             -0-
                                                          ----------   -------------
Total Dividend Reinvestment.............................      15,974   $     512,780
                                                          ==========   =============
Repurchases:
  Class I...............................................  (8,411,454)  $(257,713,839)
  Class II..............................................    (113,278)     (3,230,023)
                                                          ----------   -------------
Total Repurchases.......................................  (8,524,732)  $(260,943,862)
                                                          ==========   =============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $971,895,357 and $950,587,797, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to its Class II Shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2002 are payments retained by Van Kampen of approximately $16,900.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Emerging Growth Portfolio

We have audited the accompanying statement of assets and liabilities of Van Kampen Life Investment Trust Emerging Growth Portfolio (the "Portfolio"), including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Life Investment Trust Emerging Growth Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 7, 2003

                                                          VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST EMERGING GROWTH PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distribution paid by the Portfolio during its taxable year ended December 31, 2002. For corporate shareholders 100% of the distributions qualify for the dividend received deductions. In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)      Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road               since 1995  Trustee/Director of funds
Raleigh, NC 27614                                    in the Fund Complex.
                                                     Co-founder, and prior to
                                                     August 1996, Chairman,
                                                     Chief Executive Officer
                                                     and President, MDT
                                                     Corporation (now known as
                                                     Getinge/Castle, Inc., a
                                                     subsidiary of Getinge
                                                     Industrier AB), a company
                                                     which develops,
                                                     manufactures, markets and
                                                     services medical and
                                                     scientific equipment.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (64)        Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
33971 Selva Road                         since 1999  in the Fund Complex.                    biotechnological company,
Suite 130                                            Prior to January 1999,                  and Director of Valero
Dana Point, CA 92629                                 Chairman and Chief                      Energy Corporation, an
                                                     Executive Officer of the                independent refining
                                                     Allstate Corporation                    company.
                                                     ("Allstate") and Allstate
                                                     Insurance Company. Prior
                                                     to January 1995,
                                                     President and Chief
                                                     Executive Officer of
                                                     Allstate. Prior to August
                                                     1994, various management
                                                     positions at Allstate.

Linda Hutton Heagy (54)     Trustee      Trustee     Regional Managing Partner      55
Sears Tower                              since 1995  of Heidrick & Struggles,
233 South Wacker Drive                               an executive search firm.
Suite 7000                                           Trustee/ Director of
Chicago, IL 60606                                    funds in the Fund
                                                     Complex. Trustee on the
                                                     University of Chicago
                                                     Hospitals Board, Vice
                                                     Chair of the Board of the
                                                     YMCA of Metropolitan
                                                     Chicago and a member of
                                                     the Women's Board of the
                                                     University of Chicago.
                                                     Prior to 1997, Partner,
                                                     Ray & Berndtson, Inc., an
                                                     executive recruiting
                                                     firm. Prior to 1996,
                                                     Trustee of The
                                                     International House
                                                     Board, a fellowship and
                                                     housing organization for
                                                     international graduate
                                                     students. Formerly,
                                                     Executive Vice President
                                                     of ABN AMRO, N.A., a
                                                     Dutch bank holding
                                                     company. Prior to 1992,
                                                     Executive Vice President
                                                     of La Salle National
                                                     Bank.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (50)       Trustee      Trustee     Director and President,        55
11 DuPont Circle, N.W.                   since 1995  German Marshall Fund of
Washington, D.C. 20016                               the United States, an
                                                     independent U.S.
                                                     foundation created to
                                                     deepen understanding,
                                                     promote collaboration and
                                                     stimulate exchanges of
                                                     practical experience
                                                     between Americans and
                                                     Europeans.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Formerly, advisor to the
                                                     Dennis Trading Group
                                                     Inc., a managed futures
                                                     and option company that
                                                     invests money for
                                                     individuals and
                                                     institutions. Prior to
                                                     1992, President and Chief
                                                     Executive Officer,
                                                     Director and member of
                                                     the Investment Committee
                                                     of the Joyce Foundation,
                                                     a private foundation.

Jack E. Nelson (67)         Trustee      Trustee     President, Nelson              55
423 Country Club Drive                   since 1995  Investment Planning
Winter Park, FL 32789                                Services, Inc., a
                                                     financial planning
                                                     company and registered
                                                     investment adviser in the
                                                     State of Florida.
                                                     President, Nelson Ivest
                                                     Brokerage Services Inc.,
                                                     a member of the National
                                                     Association of Securities
                                                     Dealers, Inc. and
                                                     Securities Investors
                                                     Protection Corp.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (61)     Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave.,                  since 1999  Officer of the National                 Corporation, a
N.W.                                                 Academy of                              pharmaceutical company,
Room 285                                             Sciences/National                       since January 1998.
Washington, D.C. 20418                               Research Council, an
                                                     independent, federally
                                                     chartered policy
                                                     institution, since 2001
                                                     and previously Chief
                                                     Operating Officer from
                                                     1993 to 2001.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Director of the Institute
                                                     for Defense Analyses, a
                                                     federally funded research
                                                     and development center,
                                                     Director of the German
                                                     Marshall Fund of the
                                                     United States, Trustee of
                                                     Colorado College and Vice
                                                     Chair of the Board of the
                                                     Council for Excellence in
                                                     Government. Prior to
                                                     1993, Executive Director
                                                     of the Commission on
                                                     Behavioral and Social
                                                     Sciences and Education at
                                                     the National Academy of
                                                     Sciences/National
                                                     Research Council. From
                                                     1980 through 1989,
                                                     Partner of Coopers &
                                                     Lybrand.

INTERESTED TRUSTEES:*

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)     Trustee,     Trustee     President and Chief            55
1221 Avenue of the          President    since       Executive Officer of the
Americas                    and Chief    1999;       funds in the Fund Complex
New York, NY 10020          Executive    President   since November 2002.
                            Officer      and Chief   Trustee/Director of
                                         Executive   certain funds in the Fund
                                         Officer     Complex since 1999.
                                         since 2002  President and Chief
                                                     Operating Officer of
                                                     Morgan Stanley Investment
                                                     Management since December
                                                     1998. President and
                                                     Director since April 1997
                                                     and Chief Executive
                                                     Officer since June 1998
                                                     of Morgan Stanley
                                                     Investment Advisors Inc.
                                                     and Morgan Stanley
                                                     Services Company Inc.
                                                     Chairman, Chief Executive
                                                     Officer and Director of
                                                     Morgan Stanley
                                                     Distributors Inc. since
                                                     June 1998. Chairman since
                                                     June 1998, and Director
                                                     since January 1998 of
                                                     Morgan Stanley Trust.
                                                     Director of various
                                                     Morgan Stanley
                                                     subsidiaries. President
                                                     of the Morgan Stanley
                                                     Funds since May 1999.
                                                     Previously Chief
                                                     Strategic Officer of
                                                     Morgan Stanley Investment
                                                     Advisors Inc. and Morgan
                                                     Stanley Services Company
                                                     Inc. and Executive Vice
                                                     President of Morgan
                                                     Stanley Distributors Inc.
                                                     April 1997-June 1998,
                                                     Vice President of the
                                                     Morgan Stanley Funds May
                                                     1997-April 1999, and
                                                     Executive Vice President
                                                     of Dean Witter, Discover
                                                     & Co. prior to May 1997.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III*     Trustee      Trustee     Trustee/Director of funds      92
(57)                                     since 1999  in the Fund Complex.
1 Parkview Plaza                                     Prior to December 2002,
P.O. Box 5555                                        Chairman, President,
Oakbrook Terrace, IL 60181                           Chief Executive Officer,
                                                     Director and Managing
                                                     Director of Van Kampen
                                                     Investments and its
                                                     investment advisory,
                                                     distribution and other
                                                     subsidiaries. Prior to
                                                     December 2002, President
                                                     and Chief Executive
                                                     Officer of funds in the
                                                     Fund Complex. Prior to
                                                     May 1998, Executive Vice
                                                     President and Director of
                                                     Marketing at Morgan
                                                     Stanley and Director of
                                                     Dean Witter, Discover &
                                                     Co. and Dean Witter
                                                     Realty. Prior to 1996,
                                                     Director of Dean Witter
                                                     Reynolds Inc.

Wayne W. Whalen* (63)       Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                    since 1995  of Skadden, Arps, Slate,
Chicago, IL 60606                                    Meagher & Flom
                                                     (Illinois), legal counsel
                                                     to funds in the Fund
                                                     Complex.
                                                     Trustee/Director/
                                                     Managing General Partner
                                                     of funds in the Fund
                                                     Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                             funds in the Fund Complex. Prior to December 2000, Executive
                                                              Vice President and Chief Investment Officer of Van Kampen
                                                              Investments, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Advisers. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.

Joseph J. McAlinden (60)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                            Management Inc. and Morgan Stanley Investments LP and
                                                              Director of Morgan Stanley Trust for over 5 years.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (46)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                  Distributor, Investor Services and certain other
New York, NY 10020                                            subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.

John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.

John L. Sullivan (47)         Vice President,     Officer     Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS


John H. Zimmermann, III (45)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Portfolio trustees and is available, without charge, upon request by calling
(800) 341-2929.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
LIT ANR EMG 2/03                                               Member NASD/SIPC.
                                                                 9506B03-AP-2/03

                            Table of Contents

                                     OVERVIEW
                      LETTER TO POLICYHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5
             Q&A WITH YOUR PORTFOLIO MANAGERS       6

                               BY THE NUMBERS
                 YOUR PORTFOLIO'S INVESTMENTS       9
                         FINANCIAL STATEMENTS      16
                NOTES TO FINANCIAL STATEMENTS      21
               REPORT OF INDEPENDENT AUDITORS      27



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      28
              TRUSTEE AND OFFICER INFORMATION      29

Regardless of the market environment, your investment goals don't go away.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

This portfolio is being offered through a variable insurance contract.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
January 17, 2003

Dear Policyholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the
                  pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why
Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            0.7%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 2000--December 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(December 31, 1992--December 31, 2002)

 [LINE GRAPH]

                                                                             STANDARD & POOR'S 500       RUSSELL 1000(R) GROWTH
                                                                             INDEX IS AN UNMANAGED        INDEX IS AN UNMANAGED
                                                                                INDEX GENERALLY          INDEX THAT REFLECTS THE
                                                                           REPRESENTATIVE OF THE U.S.    GENERAL PERFORMANCE OF
                                               LIT-ENTERPRISE PORTFOLIO          STOCK MARKET.               GROWTH STOCKS.
                                               ------------------------    --------------------------    -----------------------
12/92                                                  10000.00                     10000.00                    10000.00
                                                       10366.00                     10437.00                     9916.00
                                                       10271.00                     10488.00                     9763.00
                                                       10757.00                     10759.00                     9907.00
12/93                                                  10898.00                     11008.00                    10290.00
                                                       10561.00                     10591.00                     9837.00
                                                       10418.00                     10635.00                     9736.00
                                                       10726.00                     11155.00                    10485.00
12/94                                                  10529.00                     11153.00                    10564.00
                                                       11651.00                     12239.00                    11570.00
                                                       12665.00                     13408.00                    12707.00
                                                       13714.00                     14473.00                    13861.00
12/95                                                  14423.00                     15345.00                    14492.00
                                                       15601.00                     16168.00                    15270.00
                                                       16281.00                     16894.00                    16241.00
                                                       17155.00                     17416.00                    16827.00
12/96                                                  17999.00                     18868.00                    17843.00
                                                       18053.00                     19374.00                    17938.00
                                                       21116.00                     22756.00                    21331.00
                                                       24034.00                     24460.00                    22934.00
12/97                                                  23517.00                     25163.00                    23282.00
                                                       27124.00                     28672.00                    26810.00
                                                       27662.00                     29619.00                    28026.00
                                                       23526.00                     26673.00                    25480.00
12/98                                                  29395.00                     32352.00                    32294.00
                                                       30518.00                     33969.00                    34346.00
                                                       31354.00                     36363.00                    35669.00
                                                       30008.00                     34091.00                    34360.00
12/99                                                  36993.00                     39164.00                    42997.00
                                                       41171.00                     40062.00                    46062.00
                                                       39349.00                     38998.00                    44816.00
                                                       38134.00                     38620.00                    42403.00
12/00                                                  31579.00                     35598.00                    33355.00
                                                       24962.00                     31378.00                    26383.00
                                                       26430.00                     33214.00                    28605.00
                                                       21806.00                     28339.00                    23052.00
12/01                                                  25130.00                     31367.00                    26544.00
                                                       24149.00                     31454.00                    25857.00
                                                       20454.00                     27240.00                    21029.00
                                                       17014.00                     22534.00                    17865.00
12/02                                                  17760.00                     24434.00                    19141.00

This chart compares your portfolio's performance to that of the S&P 500 Index and the Russell 1000(R) Growth Index over time.

These indexes are unmanaged broad-based, statistical composites and their performance does not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class I shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, they would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio's performance would have been lower. Performance for other share classes will vary. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

RETURN HIGHLIGHTS

(as of December 31, 2002)

                                                 CLASS I    CLASS II
------------------------------------------------------------------------
One-year total return based on NAV(1)             -29.33%    -29.58%
------------------------------------------------------------------------
Five-year average annual total return based on
NAV(1)                                             -5.46%        N/A
------------------------------------------------------------------------
Ten-year average annual total return based on
NAV(1)                                              5.91%        N/A
------------------------------------------------------------------------
Life-of-Portfolio average annual total return
based on NAV(1)                                     6.93%    -28.23%
------------------------------------------------------------------------
Commencement date                                04/07/86   07/24/00
------------------------------------------------------------------------

    N/A = Not Applicable

(1) Total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. The returns for Class II Shares include combined Rule 12b-1 fees and service fees of up to .25%. The portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the portfolio is subject to investment risks, and you could lose money on your investment in the portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The portfolio being offered is through a variable insurance contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--ENTERPRISE PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE 12-MONTHS ENDED DECEMBER 31, 2002. THE PORTFOLIO IS MANAGED BY THE ADVISER'S MULTI-CAP GROWTH TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE JEFF D. NEW, MANAGING DIRECTOR; MIKE DAVIS, EXECUTIVE DIRECTOR; MARY JAYNE MALY, EXECUTIVE DIRECTOR; AND SEAN CONNER, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW DID THE PORTFOLIO PERFORM
    DURING THE 12-MONTH PERIOD?

A   The portfolio returned
-29.33 percent for the 12-month period ended December 31, 2002. By comparison, the Standard & Poor's 500 Index, returned -22.09 percent in the period. The Russell 1000(R) Growth Index, which more closely resembles the portfolio, returned -27.88 percent. Total return based on net asset value (NAV) of Class I shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio's returns would have been lower. Past performance is no guarantee of future results. Performance for other share classes will vary. Investment return and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from figures shown.

    The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market, and the Russell 1000(R) Growth Index is an unmanaged index that reflects the general performance of growth stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional portfolio performance results.

Q   WHAT WERE SOME OF THE
    BROADER MARKET FACTORS THAT MADE THE INVESTING ENVIRONMENT CHALLENGING?

A   The year began with investors
hopeful that an economic rebound was going to firmly take hold and that corporate profits would improve, but unfortunately that didn't happen. Most of 2002 saw investors operating in a mixed macroeconomic environment, despite aggressive interest-rate cuts by the Federal Open Market Committee and the aforementioned investor optimism. By the second quarter, earnings estimates for companies began to decline in general, and we had a sense that the economy was weakening. By the end of the year, although the macro picture was not clearly improving, investors seemed to have a sense that the economy was stabilizing.

Q   GIVEN THIS MARKET ENVIRONMENT,
    WHAT WAS YOUR STRATEGY IN MANAGING THE PORTFOLIO?

A   As we do in all types of market
conditions, we continued to use a research-oriented, bottom-up investment strategy where we focus on growth companies that we believe offer a combination of strong current or expected future business fundamentals and attractive valuations. Early in 2001, our management approach took the form of a "barbell" strategy. Using such an approach, we divided the portfolio roughly in half between two types of stocks. On one side of the barbell, we invested in defensively oriented growth companies--stocks, in other words, we thought would perform favorably in a slowing economy. On the other side of the barbell were more economically sensitive companies--those we thought would benefit if the economy significantly improved. We continue to use this barbell approach, ideally seeking companies that have, in our view, an optimal blend of strong fundamentals and attractive valuations.

    In our view, the market environment we experienced last year reinforced the barbell strategy. We believe that the barbell strategy actually helped the portfolio's performance. The portfolio's underperformance versus its benchmark was due primarily to a handful of poor performing stocks that had a significant impact on returns. During much of 2002, we viewed signs of economic growth as weak, which supports the defensive side of the barbell. However, we also want to be prepared should the economy show signs of an acceleration by having attractively valued, economically sensitive stocks on the opposite side of the barbell.

    In the final two months of the year as company fundamentals seemed to stabilize and modestly improve, we began to shift the portfolio more toward economically sensitive stocks. However, these stocks still had to fit our valuation and fundamental criteria.

Q   CAN YOU GIVE SOME EXAMPLES
    OF STOCKS OR SECTORS THAT DETRACTED FROM PERFORMANCE DURING THE PERIOD?

A   Most of the portfolio's laggards were
concentrated in the technology, industrial and consumer staples sectors, as these stocks struggled in the wake of the weakening economy. Tyco, which had been one of the portfolio's largest positions, declined sharply because of accounting and management credibility issues. We eliminated the portfolio's position in Tyco during the third quarter, but we reacquired some stock in November after the company installed a new CEO and appeared to resolve its accounting issues. In technology, Celestica an outsourcing company used by major technology firms to manufacture hardware for major competing communications equipment firms, struggled due to excess capacity in a weak environment, but we still view the company's long-term prospects favorably. Electronic Data Systems was another negative contributor, due to its disclosure of accounting issues related to its long-term service contracts. We had already sold some of the stock before this disclosure, and then eliminated the remainder of the position following this disclosure.

Q   WHAT WERE SOME OF THE
    STOCKS WHOSE PERFORMANCE HELPED THE PORTFOLIO DURING THE REPORTING PERIOD?

A   Boston Scientific, a health-care
device company that produces a multitude of products for various surgeries and medical procedures was one of the portfolio's bright spots, as was leading pharmaceutical company Merck. In technology, Symantec, a leading producer of anti-virus computer software was another strong performer, aided by a greater focus by companies on network security after increased computer virus attacks and the September 11 terrorist attacks. BEA Systems, a web services software company, was also a positive contributor to performance. Keep in mind that not all securities held by the portfolio performed favorably, and there is no guarantee that these securities will continue to perform well or be held by the portfolio in the future.

Q   WERE THERE ANY MAJOR PORTFOLIO
    SHIFTS DURING THE PERIOD?

A   Not really. Toward the end of the
year we did shift some assets into stocks that are more economically sensitive as we viewed the economy as stabilizing. The market did not appear to be improving significantly, but it also did not seem to be deteriorating either. From our experience, a halt in the deterioration of corporate profit outlooks can mean that fundamentals are about to improve, so we slightly increased the portfolio's tilt toward economically sensitive stocks and less toward defensive issues. But this was really a very minor shift.

Q   HOW DO YOU PLAN TO MANAGE THE
    PORTFOLIO GOING FORWARD?

A   Uncertainty is still present in the
market, and accordingly we plan to continue to our barbell investment approach. We believe it is important to select stocks carefully in this environment. Our goal is to seek to minimize downside risk as much as possible, while still positioning the portfolio to participate in a market upturn.

    At present, we believe the economy is improving, and although we do not anticipate a massive recovery, we think the corporate profit outlook going into 2003 is better than it was a year ago. Every day we reevaluate the portfolio to determine whether the portfolio's balance of defensive and more economically sensitive stocks is appropriate. We are in contact with companies to determine if their fundamental outlook is improving or deteriorating. As we await more conclusive signs on companies' earnings prospects, we will continue to search for growth companies that meet our investment criteria of positive future fundamentals and attractive valuations.

                                               BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  97.4%
AEROSPACE & DEFENSE  0.3%
L-3 Communications Holdings, Inc. (a).......................    9,000   $    404,190
                                                                        ------------

APPAREL & ACCESSORIES  0.9%
Jones Apparel Group, Inc. (a)...............................   32,800      1,162,432
                                                                        ------------
APPAREL RETAIL  1.8%
Gap, Inc. ..................................................   44,000        682,880
Ross Stores, Inc. ..........................................   10,000        423,900
TJX Co., Inc. ..............................................   62,000      1,210,240
                                                                        ------------
                                                                           2,317,020
                                                                        ------------
APPLICATION SOFTWARE  2.2%
Autodesk, Inc. .............................................   24,000        343,200
BEA Systems, Inc. (a).......................................  101,000      1,158,470
Cadence Design Systems, Inc. (a)............................   31,600        372,564
Electronic Arts, Inc. (a)...................................    8,000        398,160
Intuit, Inc. (a)............................................   13,000        609,960
                                                                        ------------
                                                                           2,882,354
                                                                        ------------
BANKS  4.5%
AmSouth Bancorp.............................................   15,000        288,000
Bank of America Corp. ......................................   18,781      1,306,594
Bank One Corp. .............................................    9,434        344,813
Compass Bancshares, Inc. ...................................   11,000        343,970
Fifth Third Bancorp.........................................    7,000        409,850
FleetBoston Financial Corp. ................................   11,000        267,300
Keycorp.....................................................   13,000        326,820
National City Corp. ........................................   18,000        491,760
U.S. Bancorp................................................   16,000        339,520
Wachovia Corp. .............................................   11,000        400,840
Washington Mutual, Inc. ....................................   18,250        630,172
Wells Fargo & Co. ..........................................   14,000        656,180
                                                                        ------------
                                                                           5,805,819
                                                                        ------------
BIOTECHNOLOGY  3.8%
Amgen, Inc. (a).............................................   52,200      2,523,348
Biogen, Inc. (a)............................................   16,000        640,960

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
BIOTECHNOLOGY (CONTINUED)
Genzyme Corp. (a)...........................................   37,800   $  1,117,746
Gilead Sciences, Inc. (a)...................................   20,000        680,000
                                                                        ------------
                                                                           4,962,054
                                                                        ------------
BREWERS  1.0%
Anheuser-Busch Cos., Inc. ..................................   27,600      1,335,840
                                                                        ------------

BROADCASTING & CABLE TV  0.5%
E.W. Scripps Co., Class A...................................    8,000        615,600
                                                                        ------------

CASINOS & GAMING  1.3%
International Game Technology (a)...........................   12,000        911,040
MGM MIRAGE (a)..............................................   23,000        758,310
                                                                        ------------
                                                                           1,669,350
                                                                        ------------
COMPUTER & ELECTRONICS RETAIL  0.9%
CDW Computer Centers, Inc. (a)..............................   25,845      1,133,303
                                                                        ------------

COMPUTER HARDWARE  3.5%
Dell Computer Corp. (a).....................................   71,900      1,922,606
Hewlett-Packard Co. ........................................   79,000      1,371,440
International Business Machines Corp. ......................   16,300      1,263,250
                                                                        ------------
                                                                           4,557,296
                                                                        ------------
COMPUTER STORAGE & PERIPHERALS  0.4%
Lexmark International, Inc., Class A (a)....................    9,000        544,500
                                                                        ------------

CONSTRUCTION & FARM MACHINERY  0.3%
AGCO Corp. (a)..............................................   20,000        442,000
                                                                        ------------

CONSUMER FINANCE  0.8%
Countrywide Financial Corp. ................................   10,000        516,500
MBNA Corp. .................................................   30,000        570,600
                                                                        ------------
                                                                           1,087,100
                                                                        ------------
DATA PROCESSING SERVICES  3.6%
Affiliated Computer Services, Inc., Class A (a).............   32,000      1,684,800
Automatic Data Processing, Inc. ............................   14,000        549,500
Dun & Bradstreet Corp. (a)..................................   12,000        413,880
First Data Corp. ...........................................   43,000      1,522,630
Fiserv, Inc. (a)............................................   16,000        543,200
                                                                        ------------
                                                                           4,714,010
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
DEPARTMENT STORES  1.4%
Big Lots, Inc. (a)..........................................   34,000   $    449,820
Federated Department Stores, Inc. (a).......................   27,100        779,396
Kohl's Corp. (a)............................................   10,000        559,500
                                                                        ------------
                                                                           1,788,716
                                                                        ------------
DISTRIBUTORS  0.6%
Coach, Inc. (a).............................................   23,000        757,160
                                                                        ------------

DIVERSIFIED COMMERCIAL SERVICES  1.1%
Ecolab, Inc. ...............................................   23,000      1,138,500
Equifax, Inc. ..............................................   13,000        300,820
                                                                        ------------
                                                                           1,439,320
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES  7.1%
American Express Co. .......................................   18,650        659,277
Bear Stearns Cos., Inc. ....................................   13,000        772,200
Citigroup, Inc. ............................................   50,266      1,768,861
Fannie Mae..................................................   29,000      1,865,570
Freddie Mac.................................................   20,800      1,228,240
Goldman Sachs Group, Inc. ..................................    4,000        272,400
J.P. Morgan Chase & Co. ....................................   30,150        723,600
Lehman Brothers Holdings, Inc. .............................    8,000        426,320
Merrill Lynch & Co., Inc. ..................................    9,400        356,730
SLM Corp. ..................................................    8,000        830,880
T. Rowe Price Group, Inc. ..................................   11,000        300,080
                                                                        ------------
                                                                           9,204,158
                                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.6%
Celestica, Inc. (Canada) (a)................................   52,400        738,840
QLogic Corp. (a)............................................   21,100        728,161
Tech Data Corp. (a).........................................   22,000        593,120
                                                                        ------------
                                                                           2,060,121
                                                                        ------------
FOOD DISTRIBUTORS  0.0%
J. M. Smucker Co. ..........................................       62          2,468
                                                                        ------------

GENERAL MERCHANDISE STORES  3.0%
Wal-Mart Stores, Inc. ......................................   76,500      3,864,015
                                                                        ------------

HEALTH CARE EQUIPMENT  3.0%
Boston Scientific Corp. (a).................................   22,000        935,440
Medtronic, Inc. ............................................   32,000      1,459,200
Stryker Corp. ..............................................   11,000        738,320
Zimmer Holdings, Inc. (a)...................................   18,000        747,360
                                                                        ------------
                                                                           3,880,320
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
HEALTH CARE SUPPLIES  1.2%
Alcon, Inc. (Switzerland) (a)...............................   22,700   $    895,515
Allergan, Inc. .............................................   10,800        622,296
                                                                        ------------
                                                                           1,517,811
                                                                        ------------
HOUSEHOLD PRODUCTS  1.3%
Procter & Gamble Co. .......................................   19,100      1,641,454
                                                                        ------------

HOUSEWARES & SPECIALTIES  0.7%
Newell Rubbermaid, Inc. ....................................   31,000        940,230
                                                                        ------------

INDUSTRIAL CONGLOMERATES  3.7%
3M Co. .....................................................    8,000        986,400
General Electric Co. .......................................  112,400      2,736,940
Tyco International Ltd. (Bermuda)...........................   63,000      1,076,040
                                                                        ------------
                                                                           4,799,380
                                                                        ------------
INDUSTRIAL MACHINERY  1.3%
Danaher Corp. ..............................................    7,000        459,900
Eaton Corp. ................................................    9,000        702,990
Ingersoll-Rand Co., Class A (Bermuda).......................   13,000        559,780
                                                                        ------------
                                                                           1,722,670
                                                                        ------------
INSURANCE BROKERS  0.3%
Marsh & McLennan Cos., Inc. ................................    9,000        415,890
                                                                        ------------

INTEGRATED OIL & GAS  1.0%
Conoco, Inc. ...............................................   11,665        564,469
Exxon Mobil Corp. ..........................................   21,144        738,771
                                                                        ------------
                                                                           1,303,240
                                                                        ------------
INTERNET SOFTWARE & SERVICES  0.5%
Yahoo!, Inc. (a)............................................   40,000        654,000
                                                                        ------------

LIFE & HEALTH INSURANCE  0.7%
Prudential Financial, Inc. .................................   18,000        571,320
Torchmark Corp. ............................................   11,000        401,830
                                                                        ------------
                                                                             973,150
                                                                        ------------
MANAGED HEALTH CARE  1.7%
Anthem, Inc. (a)............................................   11,000        691,900
Caremark Rx, Inc. (a).......................................   33,000        536,250
UnitedHealth Group, Inc. ...................................    6,000        501,000
WellPoint Health Networks, Inc. (a).........................    7,000        498,120
                                                                        ------------
                                                                           2,227,270
                                                                        ------------
MOTORCYCLE MANUFACTURERS  0.7%
Harley-Davidson, Inc. ......................................   21,000        970,200
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
MOVIES & ENTERTAINMENT  1.3%
AOL Time Warner, Inc. (a)...................................   53,000   $    694,300
Viacom, Inc. (a)............................................   24,000        978,240
                                                                        ------------
                                                                           1,672,540
                                                                        ------------
MULTI-LINE INSURANCE  1.5%
American International Group, Inc. .........................   34,708      2,007,858
                                                                        ------------

NETWORKING EQUIPMENT  1.7%
Cisco Systems, Inc. (a).....................................  171,800      2,250,580
                                                                        ------------

OFFICE SERVICES & SUPPLIES  0.3%
Pitney Bowes, Inc. .........................................   13,000        424,580
                                                                        ------------

OIL & GAS DRILLING  1.5%
GlobalSantaFe Corp. ........................................   40,000        972,800
Noble Drilling Corp. (a)....................................   28,900      1,015,835
                                                                        ------------
                                                                           1,988,635
                                                                        ------------
OIL & GAS EQUIPMENT & SERVICES  0.3%
Smith International, Inc. (a)...............................   13,000        424,060
                                                                        ------------

OIL & GAS EXPLORATION & PRODUCTION  1.4%
Apache Corp. ...............................................   15,000        854,850
EOG Resources, Inc. ........................................   24,000        958,080
                                                                        ------------
                                                                           1,812,930
                                                                        ------------
OIL & GAS REFINING & MARKETING  0.7%
Valero Energy Corp. ........................................   26,000        960,440
                                                                        ------------

PACKAGED FOODS  1.5%
Kellogg Co. ................................................   35,000      1,199,450
Sara Lee Corp. .............................................   31,000        697,810
                                                                        ------------
                                                                           1,897,260
                                                                        ------------
PERSONAL PRODUCTS  0.7%
Avon Products, Inc. ........................................   17,000        915,790
                                                                        ------------

PHARMACEUTICALS  11.9%
Abbott Laboratories.........................................   32,000      1,280,000
Bristol-Myers Squibb Co. ...................................   28,500        659,775
Eli Lilly & Co. ............................................   10,000        635,000
Forest Laboratories, Inc. (a)...............................    6,000        589,320
Johnson & Johnson...........................................   58,800      3,158,148
Merck & Co., Inc. ..........................................   13,000        735,930
Mylan Laboratories, Inc. ...................................   25,000        872,500

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
PHARMACEUTICALS (CONTINUED)
Pfizer, Inc. ...............................................  170,600   $  5,215,242
Teva Pharmaceutical Industries, Ltd.--ADR (Israel)..........   34,000      1,312,740
Wyeth.......................................................   28,000      1,047,200
                                                                        ------------
                                                                          15,505,855
                                                                        ------------
PROPERTY & CASUALTY  0.8%
Allstate Corp. .............................................   10,600        392,094
Radian Group, Inc. .........................................    4,400        163,460
Travelers Property Casualty Corp., Class A (a)..............   29,755        435,911
Travelers Property Casualty Corp., Class B (a)..............    4,018         58,864
                                                                        ------------
                                                                           1,050,329
                                                                        ------------
PUBLISHING & PRINTING  1.3%
Gannett Co., Inc. ..........................................   13,000        933,400
New York Times Co., Class A.................................   17,500        800,275
                                                                        ------------
                                                                           1,733,675
                                                                        ------------
RESTAURANTS  1.1%
Brinker International, Inc. (a).............................   14,000        451,500
Darden Restaurants, Inc. ...................................   29,250        598,163
Starbucks Corp. (a).........................................   22,000        448,360
                                                                        ------------
                                                                           1,498,023
                                                                        ------------
SEMICONDUCTOR EQUIPMENT  0.5%
Lam Research Corp. (a)......................................   33,000        356,400
Novellus Systems, Inc. (a)..................................    9,000        252,720
                                                                        ------------
                                                                             609,120
                                                                        ------------
SEMICONDUCTORS  2.1%
Fairchild Semiconductor Corp., Class A (a)..................   37,000        396,270
Intel Corp. ................................................   73,200      1,139,724
Microchip Technology, Inc. .................................   13,000        317,850
Micron Technology, Inc. (a).................................   39,000        379,860
STMicroelectronics NV (Switzerland).........................   25,000        487,750
                                                                        ------------
                                                                           2,721,454
                                                                        ------------
SOFT DRINKS  0.9%
PepsiCo, Inc. ..............................................   28,300      1,194,826
                                                                        ------------

SPECIALTY STORES  2.3%
AutoZone, Inc. (a)..........................................   12,000        847,800
Bed Bath & Beyond, Inc. (a).................................   21,000        725,130
Office Depot, Inc. (a)......................................   38,000        560,880
Staples, Inc. (a)...........................................   50,000        915,000
                                                                        ------------
                                                                           3,048,810
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
SYSTEMS SOFTWARE  6.0%
Computer Associates International, Inc. ....................   29,000   $    391,500
Microsoft Corp. (a).........................................  104,000      5,376,800
Network Associates, Inc. (a)................................   27,000        434,430
Symantec Corp. (a)..........................................   39,000      1,579,890
                                                                        ------------
                                                                           7,782,620
                                                                        ------------
TELECOMMUNICATIONS EQUIPMENT  2.4%
Motorola, Inc. .............................................   91,529        791,726
Nokia Corp.--ADR (Finland)..................................   82,000      1,271,000
Tellabs, Inc. (a)...........................................   86,000        625,220
UTStarcom, Inc. (a).........................................   23,000        456,090
                                                                        ------------
                                                                           3,144,036
                                                                        ------------
WIRELESS TELECOMMUNICATION SERVICES  0.5%
AT&T Wireless Services (a)..................................  110,000        621,500
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  97.4%
  (Cost $135,462,550)................................................    127,059,362

REPURCHASE AGREEMENT  3.7%
Banc of America Securities LLC ($4,769,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 12/31/02, to
  be sold on 01/02/03 at $4,769,318) (Cost $4,769,000)...............      4,769,000
                                                                        ------------

TOTAL INVESTMENTS  101.1%
  (Cost $140,231,550)................................................    131,828,362
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.1%)........................     (1,426,955)
                                                                        ------------

NET ASSETS  100.0%...................................................   $130,401,407
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2002

ASSETS:
Total Investments (Cost $140,231,550).......................  $131,828,362
Receivables:
  Dividends.................................................       100,294
  Portfolio Shares Sold.....................................        29,576
  Interest..................................................           159
Other.......................................................       126,882
                                                              ------------
    Total Assets............................................   132,085,273
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,367,445
  Portfolio Shares Repurchased..............................        53,120
  Investment Advisory Fee...................................        15,873
  Distributor and Affiliates................................        10,997
  Custodian Bank............................................            48
Trustees' Deferred Compensation and Retirement Plans........       177,996
Accrued Expenses............................................        58,387
                                                              ------------
    Total Liabilities.......................................     1,683,866
                                                              ------------
NET ASSETS..................................................  $130,401,407
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $216,160,854
Accumulated Undistributed Net Investment Income.............       470,172
Net Unrealized Depreciation.................................    (8,403,188)
Accumulated Net Realized Loss...............................   (77,826,431)
                                                              ------------
NET ASSETS..................................................  $130,401,407
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $121,333,008 and
  11,580,299 shares of beneficial interest issued and
  outstanding)..............................................  $      10.48
                                                              ============
  Class II Shares (Based on net assets of $9,068,399 and
  865,731 shares of beneficial interest issued and
  outstanding)..............................................  $      10.47
                                                              ============

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $1,470)......  $  1,495,254
Interest....................................................        84,525
                                                              ------------
    Total Income............................................     1,579,779
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       748,609
Shareholder Reports.........................................        92,667
Custody.....................................................        30,982
Trustees' Fees and Related Expenses.........................        24,788
Distribution (12b-1) and Service Fees.......................        23,224
Legal.......................................................        14,229
Other.......................................................        95,575
                                                              ------------
    Total Expenses..........................................     1,030,074
    Investment Advisory Fee Reduction.......................       108,403
    Less Credits Earned on Cash Balances....................           116
                                                              ------------
    Net Expenses............................................       921,555
                                                              ------------
NET INVESTMENT INCOME.......................................  $    658,224
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(42,692,956)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     4,653,083
  End of the Period.........................................    (8,403,188)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (13,056,271)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(55,749,227)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(55,091,003)
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                     YEAR ENDED          YEAR ENDED
                                                  DECEMBER 31, 2002   DECEMBER 31, 2001
                                                  -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $    658,224        $    596,656
Net Realized Loss................................    (42,692,956)        (28,046,504)
Net Unrealized Depreciation During the Period....    (13,056,271)        (14,076,195)
                                                    ------------        ------------
Change in Net Assets from Operations.............    (55,091,003)        (41,526,043)
                                                    ------------        ------------

Distributions from Net Investment Income:
  Class I Shares.................................       (583,729)           (318,098)
  Class II Shares................................        (15,610)             (1,498)
                                                    ------------        ------------
                                                        (599,339)           (319,596)
                                                    ------------        ------------

Distributions from Net Realized Gain:
  Class I Shares.................................            -0-         (11,538,650)
  Class II Shares................................            -0-            (258,118)
                                                    ------------        ------------
                                                             -0-         (11,796,768)
                                                    ------------        ------------
Total Distributions..............................       (599,339)        (12,116,364)
                                                    ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................    (55,690,342)        (53,642,407)
                                                    ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     65,805,249          41,021,904
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................        599,339          12,116,364
Cost of Shares Repurchased.......................    (40,143,461)        (35,759,032)
                                                    ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     26,261,127          17,379,236
                                                    ------------        ------------
TOTAL DECREASE IN NET ASSETS.....................    (29,429,215)        (36,263,171)
NET ASSETS:
Beginning of the Period..........................    159,830,622         196,093,793
                                                    ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $470,172
  and $485,944, respectively)....................   $130,401,407        $159,830,622
                                                    ============        ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  YEAR ENDED DECEMBER 31,
CLASS I SHARES                       -------------------------------------------------
                                      2002       2001       2000       1999      1998
                                     -------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................  $ 14.89    $ 20.27    $ 26.11    $22.39    $18.11
                                     -------    -------    -------    ------    ------
  Net Investment Income............      .06        .06        .03       .05       .07
  Net Realized and Unrealized
    Gain/Loss......................    (4.41)     (4.20)     (3.19)     5.39      4.44
                                     -------    -------    -------    ------    ------
Total from Investment Operations...    (4.35)     (4.14)     (3.16)     5.44      4.51
                                     -------    -------    -------    ------    ------
Less:
  Distributions from Net Investment
    Income.........................      .06        .03        .05       .07       .02
  Distributions from Net Realized
    Gain...........................      -0-       1.21       2.63      1.65       .21
                                     -------    -------    -------    ------    ------
Total Distributions................      .06       1.24       2.68      1.72       .23
                                     -------    -------    -------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................  $ 10.48    $ 14.89    $ 20.27    $26.11    $22.39
                                     =======    =======    =======    ======    ======

Total Return*......................  -29.33%    -20.42%    -14.64%    25.85%    25.00%
Net Assets at End of the Period (In
  millions)........................  $ 121.3    $ 150.7    $ 193.8    $174.1    $123.6
Ratio of Expenses to Average Net
  Assets*..........................     .60%       .60%       .60%      .60%      .60%
Ratio of Net Investment Income to
  Average Net Assets*..............     .45%       .37%       .15%      .22%      .35%
Portfolio Turnover.................      97%        89%       114%      116%       82%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................     .67%       .62%        N/A      .62%      .64%
Ratio of Net Investment Income to
  Average Net Assets...............     .38%       .35%        N/A      .20%      .31%

N/A=Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   YEAR ENDED          JULY 24, 2000
                                                  DECEMBER 31,       (COMMENCEMENT OF
CLASS II SHARES                                ------------------     OPERATIONS) TO
                                                2002       2001      DECEMBER 31, 2000
                                               ---------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $ 14.89    $ 20.29         $ 25.47
                                               -------    -------         -------
  Net Investment Income......................      .02        .02             -0-
  Net Realized and Unrealized Loss...........    (4.42)     (4.20)          (5.18)
                                               -------    -------         -------
Total from Investment Operations.............    (4.40)     (4.18)          (5.18)
                                               -------    -------         -------
Less:
  Distributions from Net Investment Income...      .02        .01             -0-
  Distributions from Net Realized Gain.......      -0-       1.21             -0-
                                               -------    -------         -------
Total Distributions..........................      .02       1.22             -0-
                                               -------    -------         -------
NET ASSET VALUE, END OF THE PERIOD...........  $ 10.47    $ 14.89         $ 20.29
                                               =======    =======         =======

Total Return* (a)............................  -29.58%    -20.60%         -20.34%**
Net Assets at End of the Period (In
  millions)..................................  $   9.1    $   9.1         $   2.3
Ratio of Expenses to Average Net Assets*.....     .85%       .85%            .85%
Ratio of Net Investment Income to Average Net
  Assets*....................................     .20%       .16%            .06%
Portfolio Turnover...........................      97%        89%            114%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets......     .92%       .87%             N/A
Ratio of Net Investment Income to Average Net
  Assets.....................................     .13%       .15%             N/A

** Non-annualized

N/A=Not Applicable

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Enterprise Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital appreciation by investing principally in common stocks of growth companies. The Portfolio commenced investment operations on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on July 24, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements, which are short-term investments whereby the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2002, the Portfolio had an accumulated capital loss carryforward for tax purposes of $71,966,392, which will expire between December 31, 2009 and December 31, 2010.

    At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $143,220,137
                                                              ============
Gross tax unrealized appreciation...........................  $  5,040,992
Gross tax unrealized depreciation...........................   (16,432,767)
                                                              ------------
Net tax unrealized depreciation on investments..............  $(11,391,775)
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                                                2002         2001
Distributions paid from:
  Ordinary Income...........................................  $599,339    $   319,596
  Long-term capital gain....................................       -0-     11,789,566
                                                              --------    -----------
                                                              $599,339    $12,109,162
                                                              ========    ===========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

States of America and federal income tax purposes, permanent book and tax basis differences relating to the Portfolio's investment in other regulated investment companies totaling $2,317 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of December 31, 2002, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income...............................  $679,686

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses related to wash sale transactions and post October losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended December 31, 2002, custody fees were reduced by $116 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and two other portfolios of the Trust (the "Combined Portfolio"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolio as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Next $500 million...........................................     .45%
Over $1 billion.............................................     .40%

    The effective management fee based on the average daily net assets of the Combined Portfolios for the year ended December 31, 2002 was .50%.

    Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of .60% and .85% for Classes I and II, respectively. For the year ended December 31, 2002, the Adviser voluntarily waived $108,403 of its investment

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2002, the Portfolio recognized expenses of approximately $14,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2002, the Portfolio recognized expenses of approximately $21,000, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2002, the Portfolio recognized expenses of approximately $14,800 representing transfer agency fees paid to VKIS. The transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $97,740 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

3. CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $202,382,822 and $13,778,032 for Classes I and II, respectively. For the year ended December 31, 2002, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class I.................................................   4,598,501    $ 60,566,524
  Class II................................................     422,285       5,238,725
                                                            ----------    ------------
Total Sales...............................................   5,020,786    $ 65,805,249
                                                            ==========    ============
Dividend Reinvestment:
  Class I.................................................      40,877    $    583,729
  Class II................................................       1,092          15,610
                                                            ----------    ------------
Total Dividend Reinvestment...............................      41,969    $    599,339
                                                            ==========    ============
Repurchases:
  Class I.................................................  (3,177,390)   $(38,182,215)
  Class II................................................    (170,673)     (1,961,246)
                                                            ----------    ------------
Total Repurchases.........................................  (3,348,063)   $(40,143,461)
                                                            ==========    ============

    At December 31, 2001, capital aggregated $179,262,155 and $10,473,536 for Classes I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class I.................................................   2,029,436    $ 32,268,631
  Class II................................................     554,649       8,753,273
                                                            ----------    ------------
Total Sales...............................................   2,584,085    $ 41,021,904
                                                            ==========    ============
Dividend Reinvestment:
  Class I.................................................     802,759    $ 11,856,749
  Class II................................................      17,542         259,615
                                                            ----------    ------------
Total Dividend Reinvestment...............................     820,301    $ 12,116,364
                                                            ==========    ============
Repurchases:
  Class I.................................................  (2,271,819)   $(34,649,752)
  Class II................................................     (73,982)     (1,109,280)
                                                            ----------    ------------
Total Repurchases.........................................  (2,345,801)   $(35,759,032)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    On April 30, 2002, the Portfolio acquired all of the assets and liabilities of the Van Kampen Life Investment Trust Asset Allocation Portfolio ("LIT Asset Allocation") through a tax free reorganization approved by LIT Asset Allocation shareholders on April 23, 2002. The Portfolio issued 3,195,513 shares of Class I valued at $42,851,826 in exchange for LIT Asset Allocation's net assets. The shares of LIT Asset Allocation were converted into Portfolio shares at a ratio of .7005 to 1 for Class I. Included in these net assets were deferred wash sale losses of $91,696, which is included in accumulated net realized loss and a deferred compensation balance of $72,340 which is included in accumulated undistributed net investment income. Net unrealized depreciation of LIT Asset Allocation as of April 30, 2002 was $410,380. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended December 31, 2002. Combined net assets on the day of reorganization were $185,611,788.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $143,067,441 and $162,744,034, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to its Class II Shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Enterprise Portfolio

We have audited the accompanying statement of assets and liabilities of Van Kampen Life Investment Trust Enterprise Portfolio (the "Portfolio"), including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Life Investment Trust Enterprise Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 7, 2003

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
ENTERPRISE PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oak Brook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2002. For corporate shareholders, 100% of the distributions qualify for the dividend received deductions. In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)      Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road               since 1991  Trustee/Director of funds
Raleigh, NC 27614                                    in the Fund Complex.
                                                     Co-founder, and prior to
                                                     August 1996, Chairman,
                                                     Chief Executive Officer
                                                     and President, MDT
                                                     Corporation (now known as
                                                     Getinge/Castle, Inc., a
                                                     subsidiary of Getinge
                                                     Industrier AB), a company
                                                     which develops,
                                                     manufactures, markets and
                                                     services medical and
                                                     scientific equipment.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (64)        Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
33971 Selva Road                         since 1999  in the Fund Complex.                    biotechnological company,
Suite 130                                            Prior to January 1999,                  and Director of Valero
Dana Point, CA 92629                                 Chairman and Chief                      Energy Corporation, an
                                                     Executive Officer of the                independent refining
                                                     Allstate Corporation                    company.
                                                     ("Allstate") and Allstate
                                                     Insurance Company. Prior
                                                     to January 1995,
                                                     President and Chief
                                                     Executive Officer of
                                                     Allstate. Prior to August
                                                     1994, various management
                                                     positions at Allstate.

Linda Hutton Heagy (54)     Trustee      Trustee     Regional Managing Partner      55
Sears Tower                              since 1995  of Heidrick & Struggles,
233 South Wacker Drive                               an executive search firm.
Suite 7000                                           Trustee/ Director of
Chicago, IL 60606                                    funds in the Fund
                                                     Complex. Trustee on the
                                                     University of Chicago
                                                     Hospitals Board, Vice
                                                     Chair of the Board of the
                                                     YMCA of Metropolitan
                                                     Chicago and a member of
                                                     the Women's Board of the
                                                     University of Chicago.
                                                     Prior to 1997, Partner,
                                                     Ray & Berndtson, Inc., an
                                                     executive recruiting
                                                     firm. Prior to 1996,
                                                     Trustee of The
                                                     International House
                                                     Board, a fellowship and
                                                     housing organization for
                                                     international graduate
                                                     students. Formerly,
                                                     Executive Vice President
                                                     of ABN AMRO, N.A., a
                                                     Dutch bank holding
                                                     company. Prior to 1992,
                                                     Executive Vice President
                                                     of La Salle National
                                                     Bank.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (50)       Trustee      Trustee     Director and President,        55
11 DuPont Circle, N.W.                   since 1995  German Marshall Fund of
Washington, D.C. 20016                               the United States, an
                                                     independent U.S.
                                                     foundation created to
                                                     deepen understanding,
                                                     promote collaboration and
                                                     stimulate exchanges of
                                                     practical experience
                                                     between Americans and
                                                     Europeans.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Formerly, advisor to the
                                                     Dennis Trading Group
                                                     Inc., a managed futures
                                                     and option company that
                                                     invests money for
                                                     individuals and
                                                     institutions. Prior to
                                                     1992, President and Chief
                                                     Executive Officer,
                                                     Director and member of
                                                     the Investment Committee
                                                     of the Joyce Foundation,
                                                     a private foundation.

Jack E. Nelson (67)         Trustee      Trustee     President, Nelson              55
423 Country Club Drive                   since 1995  Investment Planning
Winter Park, FL 32789                                Services, Inc., a
                                                     financial planning
                                                     company and registered
                                                     investment adviser in the
                                                     State of Florida.
                                                     President, Nelson Ivest
                                                     Brokerage Services Inc.,
                                                     a member of the National
                                                     Association of Securities
                                                     Dealers, Inc. and
                                                     Securities Investors
                                                     Protection Corp.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (61)     Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave.,                  since 1999  Officer of the National                 Corporation, a
N.W.                                                 Academy of                              pharmaceutical company,
Room 285                                             Sciences/National                       since January 1998.
Washington, D.C. 20418                               Research Council, an
                                                     independent, federally
                                                     chartered policy
                                                     institution, since 2001
                                                     and previously Chief
                                                     Operating Officer from
                                                     1993 to 2001.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Director of the Institute
                                                     for Defense Analyses, a
                                                     federally funded research
                                                     and development center,
                                                     Director of the German
                                                     Marshall Fund of the
                                                     United States, Trustee of
                                                     Colorado College and Vice
                                                     Chair of the Board of the
                                                     Council for Excellence in
                                                     Government. Prior to
                                                     1993, Executive Director
                                                     of the Commission on
                                                     Behavioral and Social
                                                     Sciences and Education at
                                                     the National Academy of
                                                     Sciences/National
                                                     Research Council. From
                                                     1980 through 1989,
                                                     Partner of Coopers &
                                                     Lybrand.

INTERESTED TRUSTEES:*

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)     Trustee,     Trustee     President and Chief            55
1221 Avenue of the          President    since       Executive Officer of the
Americas                    and Chief    1999;       funds in the Fund Complex
New York, NY 10020          Executive    President   since November 2002.
                            Officer      and Chief   Trustee/Director of
                                         Executive   certain funds in the Fund
                                         Officer     Complex since 1999.
                                         since 2002  President and Chief
                                                     Operating Officer of
                                                     Morgan Stanley Investment
                                                     Management since December
                                                     1998. President and
                                                     Director since April 1997
                                                     and Chief Executive
                                                     Officer since June 1998
                                                     of Morgan Stanley
                                                     Investment Advisors Inc.
                                                     and Morgan Stanley
                                                     Services Company Inc.
                                                     Chairman, Chief Executive
                                                     Officer and Director of
                                                     Morgan Stanley
                                                     Distributors Inc. since
                                                     June 1998. Chairman since
                                                     June 1998, and Director
                                                     since January 1998 of
                                                     Morgan Stanley Trust.
                                                     Director of various
                                                     Morgan Stanley
                                                     subsidiaries. President
                                                     of the Morgan Stanley
                                                     Funds since May 1999.
                                                     Previously Chief
                                                     Strategic Officer of
                                                     Morgan Stanley Investment
                                                     Advisors Inc. and Morgan
                                                     Stanley Services Company
                                                     Inc. and Executive Vice
                                                     President of Morgan
                                                     Stanley Distributors Inc.
                                                     April 1997-June 1998,
                                                     Vice President of the
                                                     Morgan Stanley Funds May
                                                     1997-April 1999, and
                                                     Executive Vice President
                                                     of Dean Witter, Discover
                                                     & Co. prior to May 1997.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III*     Trustee      Trustee     Trustee/Director of funds      92
(57)                                     since 1999  in the Fund Complex.
1 Parkview Plaza                                     Prior to December 2002,
P.O. Box 5555                                        Chairman, President,
Oakbrook Terrace, IL 60181                           Chief Executive Officer,
                                                     Director and Managing
                                                     Director of Van Kampen
                                                     Investments and its
                                                     investment advisory,
                                                     distribution and other
                                                     subsidiaries. Prior to
                                                     December 2002, President
                                                     and Chief Executive
                                                     Officer of funds in the
                                                     Fund Complex. Prior to
                                                     May 1998, Executive Vice
                                                     President and Director of
                                                     Marketing at Morgan
                                                     Stanley and Director of
                                                     Dean Witter, Discover &
                                                     Co. and Dean Witter
                                                     Realty. Prior to 1996,
                                                     Director of Dean Witter
                                                     Reynolds Inc.

Wayne W. Whalen* (63)       Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                    since 1995  of Skadden, Arps, Slate,
Chicago, IL 60606                                    Meagher & Flom
                                                     (Illinois), legal counsel
                                                     to funds in the Fund
                                                     Complex.
                                                     Trustee/Director/
                                                     Managing General Partner
                                                     of funds in the Fund
                                                     Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                             funds in the Fund Complex. Prior to December 2000, Executive
                                                              Vice President and Chief Investment Officer of Van Kampen
                                                              Investments, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Advisers. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.

Joseph J. McAlinden (60)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                            Management Inc. and Morgan Stanley Investments LP and
                                                              Director of Morgan Stanley Trust for over 5 years.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (46)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                  Distributor, Investor Services and certain other
New York, NY 10020                                            subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.

John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.

John L. Sullivan (47)         Vice President,     Officer     Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

John H. Zimmermann, III (45)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Portfolio trustees and is available, without charge, upon request by calling
(800) 341-2929.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
LIT ANR ENT 2/03                                               Member NASD/SIPC.
                                                                 9508B03-AP-2/03

                            Table of Contents

                                     OVERVIEW
                      LETTER TO POLICYHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5
             Q&A WITH YOUR PORTFOLIO MANAGERS       6

                               BY THE NUMBERS
                 YOUR PORTFOLIO'S INVESTMENTS       9
                         FINANCIAL STATEMENTS      14
                NOTES TO FINANCIAL STATEMENTS      19
               REPORT OF INDEPENDENT AUDITORS      26

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      27
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      28
              TRUSTEE AND OFFICER INFORMATION      29

Regardless of the market environment, your investment goals don't go away.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

This portfolio is being offered through a variable insurance contract.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
January 17, 2003

Dear Policyholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the
                  pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why
Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            0.7%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 2000--December 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(December 23, 1996--December 31, 2002)

 [LINE GRAPH]

                                                                           STANDARD & POOR'S 500      RUSSELL 1000(R) INDEX IS AN
                                                                           INDEX IS AN UNMANAGED       UNMANAGED INDEX GENERALLY
                                                                              INDEX GENERALLY         REPRESENTATIVE OF THE U.S.
                                               LIT-GROWTH AND INCOME     REPRESENTATIVE OF THE U.S.        MARKET FOR LARGE-
                                                     PORTFOLIO                 STOCK MARKET.*           CAPITALIZATION STOCKS.*
                                               ---------------------     --------------------------   ---------------------------
12/23/96                                             10000.00                     10000.00                     10000.00
                                                      9970.00                      9923.30                      9973.69
                                                     10124.00                     10189.40                     10128.00
                                                     11565.00                     11968.20                     11830.50
                                                     12477.00                     12864.60                     12863.70
12/97                                                12353.00                     13234.00                     13250.20
                                                     14021.00                     15080.10                     15021.80
                                                     14255.00                     15578.10                     15397.50
                                                     12755.00                     14028.50                     13809.90
12/98                                                14776.00                     17016.10                     16830.90
                                                     14484.00                     17863.90                     17524.90
                                                     16283.00                     19123.00                     18773.40
                                                     15152.00                     17928.90                     17534.00
12/99                                                16695.00                     20596.60                     20350.50
                                                     17858.00                     21068.80                     21238.90
                                                     17550.00                     20509.20                     20509.70
                                                     19346.00                     20310.50                     20656.30
12/00                                                19924.00                     18721.40                     18765.40
                                                     18282.00                     16501.90                     16407.60
                                                     19404.00                     17467.60                     17442.60
                                                     17480.00                     14903.70                     14785.80
12/01                                                18766.00                     16496.20                     16429.20
                                                     19653.00                     16541.50                     18550.60
                                                     18045.00                     14326.30                     14323.30
                                                     14806.00                     11850.50                     11900.90
12/02                                                16044.00                     12850.40                     12871.80

This chart compares your portfolio's performance to that of the S&P 500 Index and the Russell 1000(R) Index over time.

These indexes are unmanaged broad-based, statistical composites and their performance does not include any sales charge or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class I shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, they would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's performance would have been lower. Performance for other share classes will vary. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:
* Bloomberg

RETURN HIGHLIGHTS

(as of December 31, 2002)

                                                 CLASS I    CLASS II
------------------------------------------------------------------------
One-year total return based on NAV(1)             -14.50%    -14.74%
------------------------------------------------------------------------
Five-year average annual total return based on
NAV(1)                                              5.37%        N/A
------------------------------------------------------------------------
Life-of-Portfolio average annual total return
based on NAV(1)                                     8.17%     -7.29%
------------------------------------------------------------------------
Commencement date                                12/23/96   09/18/00
------------------------------------------------------------------------

    N/A = Not Applicable

(1) Total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. The returns for Class II Shares includes combined Rule 12b-1 fees and service fees of up to .25%. The portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the portfolio is subject to investment risks, and you could lose money on your investment in the portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The portfolio being offered is through a variable insurance contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--GROWTH AND INCOME PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE 12 MONTHS ENDED DECEMBER 31, 2002. THE PORTFOLIO IS MANAGED BY THE ADVISER'S EQUITY INCOME TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE JAMES A. GILLIGAN, MANAGING DIRECTOR; JAMES O. ROEDER, VICE PRESIDENT; AND VINCENT E. VIZACHERO, ASSOCIATE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OVER THE PAST 12 MONTHS?

A   The market environment was
extremely difficult; in fact, no sector in either the Russell 1000(R) Index (Russell 1000(R)) or the Standard & Poor's 500 Index (S&P 500), the portfolio's benchmarks, posted positive returns over the period. There were many crosscurrents in the market, with real and perceived negatives outweighing the positives. Corporate-governance issues, accounting irregularities and more evidence of fraud dominated headlines. These factors, along with continued concern over terrorist attacks, the potential for war with Iraq, further weakening of the economy and the lack of positive news from most companies, led to the broad-based weakness. On a more positive note, at the macroeconomic level there were some encouraging signs of a potential turn in economic growth and a possible near-term market bottom toward the end of the period. The net result, however, was a weak market with weak stock fundamentals coupled with a pessimistic investor base, which led to a volatile and negative market environment.

Q   HOW DID THE PORTFOLIO PERFORM
    DURING THE REPORTING PERIOD?

A   The portfolio returned
-14.50 percent for the 12 months ended December 31, 2002. By comparison, the S&P 500 Index returned -22.09 percent and the Russell 1000(R) Index returned -27.88 percent for the same period. Total return based on net asset value (NAV) of Class I shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio's returns would have been lower. Investment return and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown.

    The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Russell 1000(R) Index is an unmanaged index generally representative of the U.S. market for large-capitalization stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional portfolio performance results.

Q   WHAT STRATEGIES DID YOU USE TO
    MANAGE THE PORTFOLIO?

A   We searched for stocks using our
"value with a catalyst" criteria. We seek stocks that may be trading at prices below what we believe the stock's true worth to be. We also look for a catalyst--a change that we believe could potentially help the stock reach its value. Without a catalyst, we believe a stock runs the risk of continuing to trade at its undervalued price or falling even lower. We also dig deep into each company's balance sheet and seek quality company management. Our portfolio management team has a strong accounting background that includes previous experience as auditors.

    We are skeptical when companies report earnings at levels that are inconsistent with the businesses they are in, or when there are other factors that we feel do not ring true. Historically, we have been able to avoid disasters, which in the recent year included Enron, WorldCom and Tyco that may have befallen many other mutual funds. We do not look at companies on a strict price-to-earnings basis. In the case of those companies, we had no confidence in their earnings and therefore avoided the stocks.

Q   WHAT FACTORS HELPED
    PERFORMANCE DURING THIS PERIOD?

A   The largest contributor was the
industrial sector, owing to good stock selection in a poor-performing sector. The performance is largely attributable to 3M, which the portfolio has held for a number of years. We believe 3M is a terrific example of how we manage the portfolio and what we look for in the stocks we buy for the portfolio. When we originally added the stock to the portfolio, there were a number of things we looked for. One was an acceleration of revenues and margins from very low levels. Other investors had somewhat given up on 3M, and it was low-ranked by analysts. It had a very high return on capital, particularly for what is primarily a manufacturing company. It generated good cash and had very little debt. In our view, 3M is a good company in a niche business with proprietary strengths. Management was not well regarded, somewhat unjustifiably. They weren't very flashy in an era of high-profile corporate leaders. Their focus is on growth, and as they get their top line growing we anticipate their valuations will continue to increase. Allstate was also a strong performer. We significantly increased the portfolio's position in the company in late 2001. The stock had suffered for almost two years, as it absorbed steep losses in the homeowner business. The company had two options: stop writing policies in these troublesome areas or raise the premiums. They did both. Their premium growth has been very healthy, particularly in a weak economy.

    We had a bet on energy that started late last year when oil prices started to break $20 per barrel in the wake of the September 11 terrorist attacks. The sector did very well in the first half of the year, though less so later. We did not reduce the weighting because we felt the sector provided cheap insurance against global instability. Currently, roughly 14 percent of the portfolio's net assets is allocated to energy, versus less than 6 percent for the Russell 1000(R) index.

    Keep in mind that not all securities held by the portfolio performed favorably, and there is no guarantee that these securities will continue to perform well or be held by the portfolio in the future.

Q   WHICH HOLDINGS FELL SHORT OF
    YOUR EXPECTATIONS?

A   Technology continued to be a drag
on performance. To our credit, we had underweighted the sector, but still suffered from poor stock selection--Electronic Data Systems, in particular. We had some mixed success with the stock before it blew up and have since eliminated it from the portfolio.

    We're still struggling to find value in the technology sector. We believe that on a fundamental basis, technology may be poised to bottom within the year. The trouble is with valuation. Because there is still a lingering focus on technology in the wake of the boom, people are still analyzing the sector and trying not to miss any gains there. The valuations are not at the rock-bottom levels we believe they should be. We remain fairly cautious regarding the sector.

Q   WHAT IS YOUR OUTLOOK FOR THE
    COMING MONTHS?

A   Although it has been a tough
environment, we think we may be closer to the bottom than not. We believe the Federal Reserve has done the right things, as the nation now has a stimulative monetary policy, a low interest-rate environment and a decent inflation situation. That said, the market might not have much flexibility until there is some sort of closure with the situation in Iraq. Nonetheless, we are cautiously optimistic for the portfolio's long-term prospects. With the market falling off as much as it has over the last two years, stocks are returning to what we believe are more-reasonable valuation levels, levels that are beginning to reflect the risks in the economy and the world. There are still many issues to be resolved in terms of corporate-governance and accounting issues. Longer term, if the economy recovers and corporate-governance issues diminish, we believe the overall health of the stock market should also begin to improve.

                                               BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  95.5%
AEROSPACE & DEFENSE  1.1%
Raytheon Co. ...............................................  137,570   $  4,230,277
                                                                        ------------

AUTO PARTS & EQUIPMENT  0.6%
Magna International, Inc., Class A (Canada).................   39,390      2,211,748
                                                                        ------------

BANKS  6.1%
Bank of America Corp. ......................................  148,090     10,302,621
FleetBoston Financial Corp. ................................  102,940      2,501,442
PNC Financial Services Group, Inc. .........................  161,410      6,763,079
Wachovia Corp. .............................................   73,720      2,686,357
Wells Fargo & Co. ..........................................    7,850        367,929
                                                                        ------------
                                                                          22,621,428
                                                                        ------------
BROADCASTING & CABLE TV  0.6%
Comcast Corp., Class A (a)..................................   90,240      2,126,957
                                                                        ------------

COMPUTER HARDWARE  0.8%
Hewlett-Packard Co. ........................................  166,810      2,895,822
                                                                        ------------
DIVERSIFIED CHEMICALS  2.0%
Dow Chemical Co. ...........................................  112,450      3,339,765
Du Pont (E.I.) de Nemours & Co. ............................   94,610      4,011,464
                                                                        ------------
                                                                           7,351,229
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES  1.6%
Equifax, Inc. ..............................................  256,650      5,938,881
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES  5.3%
A.G. Edwards, Inc. .........................................  221,330      7,295,037
Fannie Mae..................................................   92,650      5,960,174
J.P. Morgan Chase & Co. ....................................  261,748      6,281,952
                                                                        ------------
                                                                          19,537,163
                                                                        ------------
DIVERSIFIED METALS & MINING  0.8%
Phelps Dodge Corp. (a)......................................   94,550      2,992,507
                                                                        ------------

DRUG RETAIL  0.8%
CVS Corp. ..................................................  117,530      2,934,724
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
ELECTRIC UTILITIES  3.6%
Entergy Corp. ..............................................  122,680   $  5,592,981
Exelon Corp. ...............................................   88,840      4,688,087
PPL Corp. ..................................................   86,390      2,996,005
                                                                        ------------
                                                                          13,277,073
                                                                        ------------
ELECTRICAL COMPONENTS & EQUIPMENT  0.5%
Emerson Electric Co. .......................................   33,120      1,684,152
                                                                        ------------

FERTILIZERS & AGRICULTURAL CHEMICALS  0.4%
Monsanto Co. ...............................................   68,415      1,316,989
                                                                        ------------

GENERAL MERCHANDISE STORES  1.9%
Target Corp. ...............................................  135,280      4,058,400
Wal-Mart Stores, Inc. ......................................   58,660      2,962,917
                                                                        ------------
                                                                           7,021,317
                                                                        ------------
GOLD  1.9%
Newmont Mining Corp. .......................................  239,920      6,964,878
                                                                        ------------

HEALTH CARE EQUIPMENT  0.9%
Bausch & Lomb, Inc. ........................................   93,400      3,362,400
                                                                        ------------

HOTELS  1.2%
Hilton Hotels Corp. ........................................  337,690      4,292,040
                                                                        ------------

HOUSEHOLD PRODUCTS  2.5%
Kimberly-Clark Corp. .......................................   80,260      3,809,942
Procter & Gamble Co. .......................................   61,530      5,287,888
                                                                        ------------
                                                                           9,097,830
                                                                        ------------
INDUSTRIAL CONGLOMERATES  3.1%
3M Co. .....................................................   64,250      7,922,025
Textron, Inc. ..............................................   83,490      3,589,235
                                                                        ------------
                                                                          11,511,260
                                                                        ------------
INDUSTRIAL MACHINERY  1.4%
Ingersoll-Rand Co., Class A (Bermuda).......................  118,980      5,123,279
                                                                        ------------

INTEGRATED OIL & GAS  5.8%
BP PLC--ADR (United Kingdom)................................  101,030      4,106,869
ChevronTexaco Corp. ........................................   18,380      1,221,902
ConocoPhillips..............................................   88,870      4,300,419
Exxon Mobil Corp. ..........................................  340,130     11,884,142
                                                                        ------------
                                                                          21,513,332
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
INTEGRATED TELECOMMUNICATION SERVICES  5.2%
AT&T Corp. .................................................   62,540   $  1,632,919
SBC Communications, Inc. ...................................  118,520      3,213,077
Sprint Corp. ...............................................  725,470     10,504,806
Verizon Communications, Inc. ...............................   99,186      3,843,458
                                                                        ------------
                                                                          19,194,260
                                                                        ------------
IT CONSULTING & SERVICES  0.9%
Computer Sciences Corp. (a).................................   99,990      3,444,656
                                                                        ------------

LIFE & HEALTH INSURANCE  2.3%
Metlife, Inc. ..............................................   98,070      2,651,813
Prudential Financial, Inc. .................................  179,250      5,689,395
                                                                        ------------
                                                                           8,341,208
                                                                        ------------
MANAGED HEALTH CARE  2.8%
Aetna, Inc. ................................................  187,460      7,708,355
Anthem, Inc. (a)............................................   41,600      2,616,640
                                                                        ------------
                                                                          10,324,995
                                                                        ------------
MOVIES & ENTERTAINMENT  2.9%
AOL Time Warner, Inc. (a)...................................  411,560      5,391,436
Walt Disney Co. ............................................  325,770      5,313,309
                                                                        ------------
                                                                          10,704,745
                                                                        ------------
MULTI-LINE INSURANCE  1.0%
Hartford Financial Services Group...........................   80,110      3,639,397
                                                                        ------------

OIL & GAS DRILLING  1.8%
ENSCO International, Inc. ..................................  131,540      3,873,853
Transocean, Inc. (a)........................................  123,740      2,870,768
                                                                        ------------
                                                                           6,744,621
                                                                        ------------
OIL & GAS EQUIPMENT & SERVICES  2.3%
Schlumberger Ltd. ..........................................  203,680      8,572,891
                                                                        ------------

OIL & GAS EXPLORATION & PRODUCTION  4.1%
Anadarko Petroleum Corp. ...................................   74,180      3,553,222
Burlington Resources, Inc. .................................  116,490      4,968,299
EOG Resources, Inc. ........................................   93,430      3,729,726
Noble Energy, Inc. .........................................   74,560      2,799,728
                                                                        ------------
                                                                          15,050,975
                                                                        ------------
OIL & GAS REFINING & MARKETING  1.2%
Valero Energy Corp. ........................................  118,260      4,368,524
                                                                        ------------

PAPER PACKAGING  1.4%
Temple-Inland, Inc. ........................................  112,040      5,020,512
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
PAPER PRODUCTS  0.5%
International Paper Co. ....................................   53,870   $  1,883,834
                                                                        ------------

PHARMACEUTICALS  9.7%
Bristol-Myers Squibb Co. ...................................  569,040     13,173,276
Johnson & Johnson...........................................   69,860      3,752,181
Mylan Laboratories, Inc. ...................................  114,680      4,002,332
Pharmacia Corp. ............................................  118,030      4,933,654
Roche Holdings AG--ADR (Switzerland)........................   63,070      4,370,751
Schering-Plough Corp. ......................................  244,180      5,420,796
                                                                        ------------
                                                                          35,652,990
                                                                        ------------
PHOTOGRAPHIC PRODUCTS  0.9%
Eastman Kodak Co. ..........................................   93,450      3,274,488
                                                                        ------------

PROPERTY & CASUALTY  6.9%
Allstate Corp. .............................................  360,830     13,347,102
Chubb Corp. ................................................   92,080      4,806,576
Safeco Corp. ...............................................  128,600      4,458,562
Travelers Property Casualty Corp., Class A (a)..............  188,690      2,764,309
                                                                        ------------
                                                                          25,376,549
                                                                        ------------
PUBLISHING & PRINTING  0.2%
Dow Jones & Co., Inc. ......................................   18,850        814,886
                                                                        ------------

RAILROADS  2.4%
Norfolk Southern Corp. .....................................  268,840      5,374,112
Union Pacific Corp. ........................................   56,050      3,355,714
                                                                        ------------
                                                                           8,729,826
                                                                        ------------
RESTAURANTS  0.5%
McDonald's Corp. ...........................................  103,080      1,657,526
                                                                        ------------

SOFT DRINKS  2.4%
Coca-Cola Co. ..............................................  131,070      5,743,487
PepsiCo, Inc. ..............................................   71,890      3,035,196
                                                                        ------------
                                                                           8,778,683
                                                                        ------------
SYSTEMS SOFTWARE  2.3%
Microsoft Corp. (a).........................................  122,450      6,330,665
Oracle Corp. (a)............................................  198,570      2,144,556
                                                                        ------------
                                                                           8,475,221
                                                                        ------------
TOBACCO  0.9%
Philip Morris Cos., Inc. ...................................   85,040      3,446,671
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                           MARKET
DESCRIPTION                                                                VALUE
TOTAL LONG-TERM INVESTMENTS  95.5%
(Cost $363,940,702)..................................................   $351,502,744
                                                                        ------------

SHORT-TERM INVESTMENTS  6.2%

U.S. GOVERNMENT AGENCY OBLIGATION  0.5%
Federal National Mortgage Association Discount Note ($2,000,000 par,
  yielding 1.550%, 03/07/03 maturity) (b)............................      1,994,403

REPURCHASE AGREEMENT  5.7%
UBS Securities ($20,895,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/02, to be sold on
  01/02/03 at $20,896,312)...........................................     20,895,000
                                                                        ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $22,889,403).................................................     22,889,403
                                                                        ------------

TOTAL INVESTMENTS  101.7%
  (Cost $386,830,105)................................................    374,392,147
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.7%)........................     (6,135,931)
                                                                        ------------

NET ASSETS  100.0%...................................................   $368,256,216
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated as collateral for open futures transactions.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2002

ASSETS:
Total Investments (Cost $386,830,105).......................  $374,392,147
Receivables:
  Dividends.................................................       705,810
  Portfolio Shares Sold.....................................       656,123
  Variation Margin on Futures...............................         3,500
  Interest..................................................           655
Other.......................................................        54,236
                                                              ------------
    Total Assets............................................   375,812,471
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     6,550,003
  Portfolio Shares Repurchased..............................       591,375
  Investment Advisory Fee...................................       186,237
  Distributor and Affiliates................................        79,856
  Custodian Bank............................................           289
Accrued Expenses............................................        77,548
Trustees' Deferred Compensation and Retirement Plans........        70,947
                                                              ------------
    Total Liabilities.......................................     7,556,255
                                                              ------------
NET ASSETS..................................................  $368,256,216
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $416,881,585
Accumulated Undistributed Net Investment Income.............     3,578,061
Net Unrealized Depreciation.................................   (12,471,008)
Accumulated Net Realized Loss...............................   (39,732,422)
                                                              ------------
NET ASSETS..................................................  $368,256,216
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $186,694,290 and
  13,863,657 shares of beneficial interest issued and
  outstanding)..............................................  $      13.47
                                                              ============
  Class II Shares (Based on net assets of $181,561,926 and
  13,502,611 shares of beneficial interest issued and
  outstanding)..............................................  $      13.45
                                                              ============

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $36,117).....  $  5,777,914
Interest....................................................       359,611
                                                              ------------
    Total Income............................................     6,137,525
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,819,846
Distribution (12b-1) and Service Fees.......................       325,066
Shareholder Reports.........................................       139,812
Custody.....................................................        56,208
Legal.......................................................        19,151
Trustees' Fees and Related Expenses.........................        16,427
Other.......................................................       106,325
                                                              ------------
    Total Expenses..........................................     2,482,835
    Less Credits Earned on Cash Balances....................           667
                                                              ------------
    Net Expenses............................................     2,482,168
                                                              ------------
NET INVESTMENT INCOME.......................................  $  3,655,357
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(33,888,670)
  Futures...................................................      (297,208)
                                                              ------------
Net Realized Loss...........................................   (34,185,878)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     7,358,342
                                                              ------------
  End of the Period:
    Investments.............................................   (12,437,958)
    Futures.................................................       (33,050)
                                                              ------------
                                                               (12,471,008)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (19,829,350)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(54,015,228)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(50,359,871)
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                     YEAR ENDED          YEAR ENDED
                                                  DECEMBER 31, 2002   DECEMBER 31, 2001
                                                  -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  3,655,357        $  2,126,115
Net Realized Loss................................    (34,185,878)         (3,535,149)
Net Unrealized Depreciation During the Period....    (19,829,350)         (5,224,816)
                                                    ------------        ------------
Change in Net Assets from Operations.............    (50,359,871)         (6,633,850)
                                                    ------------        ------------

Distributions from Net Investment Income:
  Class I Shares.................................     (1,466,251)            (64,052)
  Class II Shares................................       (666,095)                -0-
                                                    ------------        ------------
                                                      (2,132,346)            (64,052)
                                                    ------------        ------------

Distributions from Net Realized Gain:
  Class I Shares.................................            -0-            (660,261)
  Class II Shares................................            -0-            (178,428)
                                                    ------------        ------------
                                                             -0-            (838,689)
                                                    ------------        ------------
Total Distributions..............................     (2,132,346)           (902,741)
                                                    ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................    (52,492,217)         (7,536,591)
                                                    ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................    253,201,180         136,255,354
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      2,132,346             902,741
Cost of Shares Repurchased.......................    (54,152,757)        (15,748,889)
                                                    ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................    201,180,769         121,409,206
                                                    ------------        ------------
TOTAL INCREASE IN NET ASSETS.....................    148,688,552         113,872,615
NET ASSETS:
Beginning of the Period..........................    219,567,664         105,695,049
                                                    ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $3,578,061 and $2,086,906, respectively).......   $368,256,216        $219,567,664
                                                    ============        ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED DECEMBER 31,
CLASS I SHARES                        ---------------------------------------------------
                                       2002      2001 (a)     2000     1999 (a)     1998
                                      ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................  $ 15.90     $17.01     $15.34     $14.48     $12.12
                                      -------     ------     ------     ------     ------
  Net Investment Income.............      .15        .22        .18        .19        .12
  Net Realized and Unrealized
    Gain/Loss.......................    (2.43)     (1.21)      2.71       1.66       2.26
                                      -------     ------     ------     ------     ------
Total from Investment Operations....    (2.28)      (.99)      2.89       1.85       2.38
                                      -------     ------     ------     ------     ------
Less:
  Distributions from Net Investment
    Income..........................      .15        .01        .18        .27        .02
  Distributions from Net Realized
    Gain............................      -0-        .11       1.04        .72        -0-
                                      -------     ------     ------     ------     ------
Total Distributions.................      .15        .12       1.22        .99        .02
                                      -------     ------     ------     ------     ------
NET ASSET VALUE, END OF THE PERIOD..  $ 13.47     $15.90     $17.01     $15.34     $14.48
                                      =======     ======     ======     ======     ======

Total Return*.......................  -14.50%     -5.81%     19.34%     12.99%     19.61%
Net Assets at End of the Period (In
  millions).........................  $ 186.7     $143.4     $ 92.0     $ 52.5     $ 32.2
Ratio of Expenses to Average Net
  Assets*...........................     .71%       .75%       .75%       .75%       .75%
Ratio of Net Investment Income to
  Average Net Assets*...............    1.29%      1.40%      1.39%      1.25%      1.27%
Portfolio Turnover..................      68%       103%       100%        96%        70%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets............................      N/A        N/A       .80%       .92%      1.09%
Ratio of Net Investment Income to
  Average Net Assets................      N/A        N/A      1.34%      1.08%       .93%

N/A=Not Applicable

(a) Based on average shares outstanding.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   YEAR ENDED        SEPTEMBER 18, 2000
                                                  DECEMBER 31,        (COMMENCEMENT OF
CLASS II SHARES                                -------------------     OPERATIONS) TO
                                                2002      2001 (a)   DECEMBER 31, 2000
                                               ----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $ 15.88     $17.02          $17.22
                                               -------     ------          ------
  Net Investment Income......................      .11        .18             .06
  Net Realized and Unrealized Gain/Loss......    (2.43)     (1.21)            .76
                                               -------     ------          ------
Total from Investment Operations.............    (2.32)     (1.03)            .82
                                               -------     ------          ------
Less:
  Distributions from Net Investment Income...      .11        -0-             .15
  Distributions from Net Realized Gain.......      -0-        .11             .87
                                               -------     ------          ------
Total Distributions..........................      .11        .11            1.02
                                               -------     ------          ------
NET ASSET VALUE, END OF THE PERIOD...........  $ 13.45     $15.88          $17.02
                                               =======     ======          ======

Total Return* (b)............................  -14.74%     -6.05%           5.00%**
Net Assets at End of the Period (In
  millions)..................................  $ 181.6     $ 76.1          $ 13.7
Ratio of Expenses to Average Net Assets*.....     .96%      1.00%           1.00%
Ratio of Net Investment Income to Average Net
  Assets*....................................    1.09%      1.15%           1.23%
Portfolio Turnover...........................      68%       103%            100%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets......      N/A        N/A           1.03%
Ratio of Net Investment Income to Average Net
  Assets.....................................      N/A        N/A           1.20%

** Non-Annualized

N/A=Not Applicable

(a) Based on average shares outstanding.

(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Growth and Income Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek long-term growth of capital and income. The Portfolio commenced investment operations on December 23, 1996. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2002, the Portfolio had an accumulated capital loss carryforward for tax purposes of $31,403,650 which will expire between December 31, 2007 and December 31, 2010.

    At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $391,292,548
                                                              ============
Gross tax unrealized appreciation...........................  $  9,697,753
Gross tax unrealized depreciation...........................   (26,598,154)
                                                              ------------
Net tax unrealized depreciation on investments..............  $(16,900,401)
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                                                 2002         2001
Distributions paid from:
  Ordinary Income...........................................  $2,132,346    $ 64,053
  Long-term capital gain....................................         -0-     838,688
                                                              ----------    --------
                                                              $2,132,346    $902,741
                                                              ==========    ========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent book and tax basis differences relating to the Portfolio's investment in other regulated investment companies totaling $551 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of December 31, 2002, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income...............................    $3,677,230

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses related to wash sale transactions, gains and losses recognized for tax purposes on open future positions on December 31, 2002, and post October losses, which are not recognized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended December 31, 2002, the Portfolio's custody fee was reduced by $667 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND

OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .60%
Over $500 million...........................................     .55%

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    For the year ended December 31, 2002, the Portfolio recognized expenses of approximately $19,200, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2002, the Portfolio recognized expenses of approximately $27,900, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio which is reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2002, the Portfolio recognized expenses of approximately $15,000 representing transfer agency fees paid to VKIS. Transfer Agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $47,817 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended December 31, 2002, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $18,112.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

3. CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $209,841,096 and $207,040,489 for Classes I and II, respectively. For the year ended December 31, 2002, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class I................................................   7,121,459    $104,462,640
  Class II...............................................  10,164,314     148,738,540
                                                           ----------    ------------
Total Sales..............................................  17,285,773    $253,201,180
                                                           ==========    ============
Dividend Reinvestment:
  Class I................................................      88,864    $  1,466,251
  Class II...............................................      40,345         666,095
                                                           ----------    ------------
Total Dividend Reinvestment..............................     129,209    $  2,132,346
                                                           ==========    ============
Repurchases:
  Class I................................................  (2,367,216)   $(33,606,374)
  Class II...............................................  (1,496,979)    (20,546,383)
                                                           ----------    ------------
Total Repurchases........................................  (3,864,195)   $(54,152,757)
                                                           ==========    ============

    At December 31, 2001, capital aggregated $136,827,044 and $77,509,712 for Classes I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class I................................................   4,519,731    $ 72,078,470
  Class II...............................................   4,027,889      64,176,884
                                                           ----------    ------------
Total Sales..............................................   8,547,620    $136,255,354
                                                           ==========    ============
Dividend Reinvestment:
  Class I................................................      47,558    $    724,313
  Class II...............................................      11,708         178,428
                                                           ----------    ------------
Total Dividend Reinvestment..............................      59,266    $    902,741
                                                           ==========    ============
Repurchases:
  Class I................................................    (952,907)   $(14,981,038)
  Class II...............................................     (50,411)       (767,851)
                                                           ----------    ------------
Total Repurchases........................................  (1,003,318)   $(15,748,889)
                                                           ==========    ============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    On April 30, 2002, the Portfolio acquired all of the assets and liabilities of the Van Kampen Life Investment Trust Strategic Stock Portfolio ("LIT Strategic Stock") through a tax free reorganization approved by LIT Strategic Stock shareholders on April 23, 2002. The Portfolio issued 2,277,826 and 262,612 shares of Classes I and II valued at $36,900,780 and $4,254,308, respectively, in exchange for LIT Strategic Stock's net assets. The shares of LIT Strategic Stock were converted into Portfolio shares at a ratio of .7463 to 1 and .7481 to 1 for Classes I and II, respectively. Included in these net assets was a capital loss carryforward of $933,440, deferred wash sale losses of $399,315, which is included in accumulated net realized loss and a deferred compensation balance of $31,305 which is included in accumulated undistributed net investment income. Net unrealized appreciation of LIT Strategic Stock as of April 30, 2002 was $3,402,743. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended December 31, 2002. Combined net assets on the day of reorganization were $322,448,202.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $354,333,641 and $195,297,901, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Portfolio invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

This amount is known as an initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended December 31, 2002, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 2001............................      13
Futures Opened..............................................      33
Futures Closed..............................................     (36)
                                                                 ---
Outstanding at December 31, 2002............................      10
                                                                 ===

    The futures contract outstanding at December 31, 2002, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
  March 2003 S&P 500 Index Futures (Current Notional Value
    of $219,725 per contract)...............................     10          $(33,050)
                                                                 ==          ========

6. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to its Class II Shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plan of up to .25% of Class II average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2002 are payments retained by Van Kampen of approximately $1,800.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Growth and Income Portfolio

We have audited the accompanying statement of assets and liabilities of Van Kampen Life Investment Trust Growth and Income Portfolio (the "Portfolio"), including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Life Investment Trust Growth and Income Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 7, 2003

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
GROWTH AND INCOME PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2002. For corporate shareholders, 100% of the distributions qualify for the dividend received deductions. In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)      Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road               since 1995  Trustee/Director of funds
Raleigh, NC 27614                                    in the Fund Complex.
                                                     Co-founder, and prior to
                                                     August 1996, Chairman,
                                                     Chief Executive Officer
                                                     and President, MDT
                                                     Corporation (now known as
                                                     Getinge/Castle, Inc., a
                                                     subsidiary of Getinge
                                                     Industrier AB), a company
                                                     which develops,
                                                     manufactures, markets and
                                                     services medical and
                                                     scientific equipment.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (64)        Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
33971 Selva Road                         since 1999  in the Fund Complex.                    biotechnological company,
Suite 130                                            Prior to January 1999,                  and Director of Valero
Dana Point, CA 92629                                 Chairman and Chief                      Energy Corporation, an
                                                     Executive Officer of the                independent refining
                                                     Allstate Corporation                    company.
                                                     ("Allstate") and Allstate
                                                     Insurance Company. Prior
                                                     to January 1995,
                                                     President and Chief
                                                     Executive Officer of
                                                     Allstate. Prior to August
                                                     1994, various management
                                                     positions at Allstate.

Linda Hutton Heagy (54)     Trustee      Trustee     Regional Managing Partner      55
Sears Tower                              since 1995  of Heidrick & Struggles,
233 South Wacker Drive                               an executive search firm.
Suite 7000                                           Trustee/ Director of
Chicago, IL 60606                                    funds in the Fund
                                                     Complex. Trustee on the
                                                     University of Chicago
                                                     Hospitals Board, Vice
                                                     Chair of the Board of the
                                                     YMCA of Metropolitan
                                                     Chicago and a member of
                                                     the Women's Board of the
                                                     University of Chicago.
                                                     Prior to 1997, Partner,
                                                     Ray & Berndtson, Inc., an
                                                     executive recruiting
                                                     firm. Prior to 1996,
                                                     Trustee of The
                                                     International House
                                                     Board, a fellowship and
                                                     housing organization for
                                                     international graduate
                                                     students. Formerly,
                                                     Executive Vice President
                                                     of ABN AMRO, N.A., a
                                                     Dutch bank holding
                                                     company. Prior to 1992,
                                                     Executive Vice President
                                                     of La Salle National
                                                     Bank.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (50)       Trustee      Trustee     Director and President,        55
11 DuPont Circle, N.W.                   since 1995  German Marshall Fund of
Washington, D.C. 20016                               the United States, an
                                                     independent U.S.
                                                     foundation created to
                                                     deepen understanding,
                                                     promote collaboration and
                                                     stimulate exchanges of
                                                     practical experience
                                                     between Americans and
                                                     Europeans.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Formerly, advisor to the
                                                     Dennis Trading Group
                                                     Inc., a managed futures
                                                     and option company that
                                                     invests money for
                                                     individuals and
                                                     institutions. Prior to
                                                     1992, President and Chief
                                                     Executive Officer,
                                                     Director and member of
                                                     the Investment Committee
                                                     of the Joyce Foundation,
                                                     a private foundation.

Jack E. Nelson (67)         Trustee      Trustee     President, Nelson              55
423 Country Club Drive                   since 1995  Investment Planning
Winter Park, FL 32789                                Services, Inc., a
                                                     financial planning
                                                     company and registered
                                                     investment adviser in the
                                                     State of Florida.
                                                     President, Nelson Ivest
                                                     Brokerage Services Inc.,
                                                     a member of the National
                                                     Association of Securities
                                                     Dealers, Inc. and
                                                     Securities Investors
                                                     Protection Corp.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (61)     Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave.,                  since 1999  Officer of the National                 Corporation, a
N.W.                                                 Academy of                              pharmaceutical company,
Room 285                                             Sciences/National                       since January 1998.
Washington, D.C. 20418                               Research Council, an
                                                     independent, federally
                                                     chartered policy
                                                     institution, since 2001
                                                     and previously Chief
                                                     Operating Officer from
                                                     1993 to 2001.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Director of the Institute
                                                     for Defense Analyses, a
                                                     federally funded research
                                                     and development center,
                                                     Director of the German
                                                     Marshall Fund of the
                                                     United States, Trustee of
                                                     Colorado College and Vice
                                                     Chair of the Board of the
                                                     Council for Excellence in
                                                     Government. Prior to
                                                     1993, Executive Director
                                                     of the Commission on
                                                     Behavioral and Social
                                                     Sciences and Education at
                                                     the National Academy of
                                                     Sciences/National
                                                     Research Council. From
                                                     1980 through 1989,
                                                     Partner of Coopers &
                                                     Lybrand.

INTERESTED TRUSTEES:*

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)     Trustee,     Trustee     President and Chief            55
1221 Avenue of the          President    since       Executive Officer of the
Americas                    and Chief    1999;       funds in the Fund Complex
New York, NY 10020          Executive    President   since November 2002.
                            Officer      and Chief   Trustee/Director of
                                         Executive   certain funds in the Fund
                                         Officer     Complex since 1999.
                                         since 2002  President and Chief
                                                     Operating Officer of
                                                     Morgan Stanley Investment
                                                     Management since December
                                                     1998. President and
                                                     Director since April 1997
                                                     and Chief Executive
                                                     Officer since June 1998
                                                     of Morgan Stanley
                                                     Investment Advisors Inc.
                                                     and Morgan Stanley
                                                     Services Company Inc.
                                                     Chairman, Chief Executive
                                                     Officer and Director of
                                                     Morgan Stanley
                                                     Distributors Inc. since
                                                     June 1998. Chairman since
                                                     June 1998, and Director
                                                     since January 1998 of
                                                     Morgan Stanley Trust.
                                                     Director of various
                                                     Morgan Stanley
                                                     subsidiaries. President
                                                     of the Morgan Stanley
                                                     Funds since May 1999.
                                                     Previously Chief
                                                     Strategic Officer of
                                                     Morgan Stanley Investment
                                                     Advisors Inc. and Morgan
                                                     Stanley Services Company
                                                     Inc. and Executive Vice
                                                     President of Morgan
                                                     Stanley Distributors Inc.
                                                     April 1997-June 1998,
                                                     Vice President of the
                                                     Morgan Stanley Funds May
                                                     1997-April 1999, and
                                                     Executive Vice President
                                                     of Dean Witter, Discover
                                                     & Co. prior to May 1997.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III*     Trustee      Trustee     Trustee/Director of funds      92
(57)                                     since 1999  in the Fund Complex.
1 Parkview Plaza                                     Prior to December 2002,
P.O. Box 5555                                        Chairman, President,
Oakbrook Terrace, IL 60181                           Chief Executive Officer,
                                                     Director and Managing
                                                     Director of Van Kampen
                                                     Investments and its
                                                     investment advisory,
                                                     distribution and other
                                                     subsidiaries. Prior to
                                                     December 2002, President
                                                     and Chief Executive
                                                     Officer of funds in the
                                                     Fund Complex. Prior to
                                                     May 1998, Executive Vice
                                                     President and Director of
                                                     Marketing at Morgan
                                                     Stanley and Director of
                                                     Dean Witter, Discover &
                                                     Co. and Dean Witter
                                                     Realty. Prior to 1996,
                                                     Director of Dean Witter
                                                     Reynolds Inc.

Wayne W. Whalen* (63)       Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                    since 1995  of Skadden, Arps, Slate,
Chicago, IL 60606                                    Meagher & Flom
                                                     (Illinois), legal counsel
                                                     to funds in the Fund
                                                     Complex.
                                                     Trustee/Director/
                                                     Managing General Partner
                                                     of funds in the Fund
                                                     Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                             funds in the Fund Complex. Prior to December 2000, Executive
                                                              Vice President and Chief Investment Officer of Van Kampen
                                                              Investments, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Advisers. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.

Joseph J. McAlinden (60)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                            Management Inc. and Morgan Stanley Investments LP and
                                                              Director of Morgan Stanley Trust for over 5 years.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (46)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                  Distributor, Investor Services and certain other
New York, NY 10020                                            subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.

John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.

John L. Sullivan (47)         Vice President,     Officer     Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

John H. Zimmermann, III (45)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Portfolio trustees and is available, without charge, upon request by calling
(800) 341-2929.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
LIT ANR GI 2/03                                                Member NASD/SIPC.
                                                                 9512B03-AP-2/03

                            Table of Contents

                                     OVERVIEW
                      LETTER TO POLICYHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5
             Q&A WITH YOUR PORTFOLIO MANAGERS       6

                               BY THE NUMBERS
                 YOUR PORTFOLIO'S INVESTMENTS       9
                         FINANCIAL STATEMENTS      13
                NOTES TO FINANCIAL STATEMENTS      18
               REPORT OF INDEPENDENT AUDITORS      28

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      29
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      30
              TRUSTEE AND OFFICER INFORMATION      31

Regardless of the market environment, your investment goals don't go away.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

This portfolio is being offered through a variable insurance contract.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
January 17, 2003

Dear Policyholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the
                  pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why
Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            0.7%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 2000--December 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(December 31, 1992--December 31, 2002)

 [LINE GRAPH]

                                                                                                         LEHMAN BROTHERS
                                                                                                 GOVERNMENT/MORTGAGE INDEX IS A
                                                                                                  BROAD-BASED, UNMANAGED INDEX,
                                                                                                    WHICH REFLECTS THE GENERAL
                                                                                                  PERFORMANCE OF U.S. GOVERNMENT
                                                                  LIT-GOVERNMENT PORTFOLIO       AND MORTGAGE-BACKED SECURITIES.
                                                                  ------------------------       -------------------------------
12/92                                                                     10000.00                           10000.00
                                                                          10346.00                           10396.00
                                                                          10613.00                           10657.00
                                                                          10766.00                           10917.00
12/93                                                                     10786.00                           10928.00
                                                                          10357.00                           10625.00
                                                                          10209.00                           10525.00
                                                                          10249.00                           10586.00
12/94                                                                     10287.00                           10626.00
                                                                          10798.00                           11146.00
                                                                          11332.00                           11799.00
                                                                          11539.00                           12021.00
12/95                                                                     12053.00                           12518.00
                                                                          11784.00                           12315.00
                                                                          11792.00                           12387.00
                                                                          11970.00                           12612.00
12/96                                                                     12308.00                           12979.00
                                                                          12204.00                           12918.00
                                                                          12675.00                           13381.00
                                                                          13095.00                           13808.00
12/97                                                                     13491.00                           14217.00
                                                                          13688.00                           14439.00
                                                                          13994.00                           14768.00
                                                                          14773.00                           15417.00
12/98                                                                     14650.00                           15457.00
                                                                          14479.00                           15387.00
                                                                          14158.00                           15281.00
                                                                          14239.00                           15401.00
12/99                                                                     14158.00                           15373.00
                                                                          14563.00                           15752.00
                                                                          14768.00                           16050.00
                                                                          15196.00                           16529.00
12/00                                                                     15915.00                           17267.00
                                                                          16291.00                           17718.00
                                                                          16273.00                           17785.00
                                                                          17089.00                           18646.00
12/01                                                                     17016.00                           18599.00
                                                                          17000.00                           18636.00
                                                                          17702.00                           19371.00
                                                                          18538.00                           20258.00
12/02                                                                     18652.00                           20470.00

This chart compares your portfolio's performance to that of the Lehman Brothers Government/Mortgage Index over time.

This index is an unmanaged broad-based, statistical composite and its performance does not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class I shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, they would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's performance would have been lower. Performance for other share classes will vary. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

RETURN HIGHLIGHTS

(as of December 31, 2002)

                                                 CLASS I    CLASS II
------------------------------------------------------------------------
One-year total return based on NAV(1)               9.61%      9.33%
------------------------------------------------------------------------
Five-year average annual total return based on
NAV(1)                                              6.69%        N/A
------------------------------------------------------------------------
Ten-year average annual total return based on
NAV(1)                                              6.43%        N/A
------------------------------------------------------------------------
Life-of-Portfolio average annual total return
based on NAV(1)                                     6.98%      8.02%
------------------------------------------------------------------------
Commencement date                                04/07/86   12/15/00
------------------------------------------------------------------------
SEC Yield(2)                                        6.87%      6.61%
------------------------------------------------------------------------

    N/A = Not Applicable

(1) Total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. The returns for Class II Shares include combined Rule 12b-1 fees and service fees of up to .25%. The portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

(2) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended December 31, 2002.

    See the Comparative Performance section of the current prospectus. An investment in the portfolio is subject to investment risks, and you could lose money on your investment in the portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Portfolio shares are neither insured nor guaranteed by the U.S. Government.

    Market forecasts provided in this report may not necessarily come to pass.

    The portfolio being offered is through a variable insurance contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN LIFE INVESTMENT TRUST--GOVERNMENT PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2002. THE PORTFOLIO IS MANAGED BY THE ADVISER'S TAXABLE FIXED-INCOME TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE W. DAVID ARMSTRONG, MANAGING DIRECTOR; PAUL F. O'BRIEN, EXECUTIVE DIRECTOR; AND DAVID S. HOROWITZ, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST 12 MONTHS?

A   The most significant factor
affecting the market for government bonds over the past 12 months was the steep drop in interest rates across the yield curve. Continued weakness in the U.S. economy led the Federal Reserve Board (the "Fed") to reduce interest rates, which had the usual effect of lowering interest rates at the short end of the yield curve. Rates also fell in the long and intermediate segments of the curve as investors shifted assets out of sectors (such as corporate bonds) and asset classes (such as equities) that were affected by corporate-governance scandals and ongoing economic weakness.

    Plunging interest rates had a profound effect on the mortgage-backed markets. Homeowners took advantage of this trend to refinance their mortgages at low rates not seen since the 1960s. The wave of refinancing activity reached record levels by the fall of 2002, when by some estimates the vast majority of the mortgage-backed universe was vulnerable to refinancing. This had the effect of reducing the option-adjusted durations of most mortgage-backed securities by a significant amount, and was a significant factor in the sector's underperformance relative to Treasuries.

    Like Treasuries, securities issued by agencies of the U.S. government also enjoyed strong performance and investor interest as a result of falling interest rates. These bonds generally don't have the refinancing risk inherent in mortgage-backed securities, and as a result tend to perform very well in falling-interest-rate environments. As a result, agencies were among the best-performing sectors of the bond market in 2002.

Q   HOW DID THE PORTFOLIO PERFORM
    IN THIS ENVIRONMENT?

A   For the 12 months ended
December 31, 2002, the portfolio generated a total return of 9.61 percent.

    Total return based on net asset value (NAV) of Class I shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio's returns would have been lower.

    By comparison, the Lehman Brothers Government/Mortgage Index, the portfolio's benchmark, posted a total return of 10.06 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of U.S. government and mortgage-backed securities, does not reflect any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Investment return and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. Please refer to page 5 for additional portfolio performance results.

Q   WHAT WERE THE KEY DRIVERS
    OF THE PORTFOLIO'S RELATIVE PERFORMANCE?

A   The portfolio's performance was
largely driven by two key factors. The portfolio's high credit quality was a benefit during the period. The portfolio's mortgage holdings also benefited from being well structured relative to the market.

Q   WHAT STRATEGIES DID YOU USE
    TO MANAGE THE PORTFOLIO?

A   Over the course of the year, we
kept the portfolio well diversified across the various sectors of the government bond market. The portfolio remained well balanced between interest-rate-sensitive bonds and those with slightly higher income streams. We took advantage of attractive prices during the period to increase the portfolio's holdings of agency and mortgage-backed securities in order to capture additional value for shareholders.

    At the beginning of the year, we were concerned that interest rates had fallen to unsustainably low levels. We moved to protect the portfolio from any increases in rates by shortening its duration. When it became clear in the spring that the economy was unlikely to recover soon, we returned the portfolio to a more neutral interest-rate posture to capture some additional return. Later in the year, we became concerned about the level of rates once again, and trimmed the portfolio's duration in the late summer. With the yield curve becoming steeper over the course of the year, our analysis indicated that the best way to shorten the portfolio was through the sale of bonds primarily in the five-year maturity range.

    Our primary strategy within the mortgage-backed segment of the portfolio continued to be to maintain a balance between protecting the portfolio from prepayments while maintaining a reasonable yield. One of the main ways we did this was to adjust the portfolio's exposure to various coupon levels as market levels shifted. For example, as interest rates were falling, we reinvested the proceeds of bonds that had been called because of refinancing activity into bonds with lower coupons. These bonds were less likely to be called, and offered the added benefit of greater sensitivity to falling interest rates. Later in the period, we began to reposition the portfolio to protect it from an increase in interest rates.

    The portfolio entered the period with significant exposure to more seasoned mortgage bonds with higher coupons. These securities, which would normally be considered vulnerable to prepayment because of their above-market coupons, have by now been through several interest rate cycles that have offered abundant opportunity for refinancing. Given that the borrowers have not exercised this option, the bonds are considered "seasoned" and thus fairly low risk in terms of being called away. We kept these bonds in the portfolio in order to maintain the portfolio's yield.

Q   WHAT IS YOUR OUTLOOK FOR THE
    PORTFOLIO AND THE MARKETS IN THE COMING MONTHS?

A   Economically speaking, we expect
2003 to be a more stable year. We do not expect any more wild gyrations in the economy, and look forward to greater investor confidence on the credit side of the fixed-income markets. Inflation is likely to remain a non-issue in the U.S.

    As a result of these factors, yield spreads between government and higher-risk sectors are likely to move closer to historic levels over the course of the year. While it's impossible to say when this will happen, it is also likely that interest rates will trend moderately upward once the Fed believes the economy has turned the corner. We will continue to monitor the economy and the markets closely for opportunities.

                                               BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                       COUPON         MATURITY            VALUE
          COLLATERALIZED MORTGAGE OBLIGATIONS  1.6%
$  724    Federal Home Loan Mortgage
          Corp. ........................... 5.500%   04/15/15               $    726,479
   300    Federal National Mortgage
          Association Pools................ 6.000    02/25/22                    308,469
   750    Federal National Mortgage
          Association Pools................ 6.022    11/25/10                    841,391
 3,307    Government National Mortgage
          Association Pools (Interest Only)
          REMIC (a)........................ 5.980    05/16/32                    227,177
 2,958    Government National Mortgage
          Association Pools (Interest Only)
          REMIC (a)........................ 6.580    05/16/32                    214,620
                                                                            ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS................................      2,318,136
                                                                            ------------
          MORTGAGE BACKED SECURITIES  13.3%
 1,354    Federal Home Loan Mortgage Corp.
          30 Year Pools.................... 6.000    06/01/29 to 09/01/29      1,404,953
 1,701    Federal Home Loan Mortgage Corp.
          30 Year Pools.................... 6.500    05/01/29 to 06/01/31      1,773,894
 7,913    Federal Home Loan Mortgage Corp.
          30 Year Pools.................... 7.500    10/01/24 to 09/01/31      8,403,556
    36    Federal Home Loan Mortgage Corp.
          30 Year Pools.................... 8.000    09/01/24 to 10/01/24         39,445
 1,096    Federal National Mortgage
          Association 15 Year Pools........ 6.000    01/01/14 to 08/01/14      1,151,513
   260    Federal National Mortgage
          Association 15 Year Pools........ 6.500    06/01/09 to 04/01/11        276,422
   400    Federal National Mortgage
          Association 15 Year Pools........ 7.000    07/01/10 to 01/01/12        426,728
   107    Federal National Mortgage
          Association 30 Year Pools........ 5.500    07/01/24 to 02/01/29        110,050
   131    Federal National Mortgage
          Association 30 Year Pools........ 6.000    03/01/28 to 12/01/28        136,421

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                       COUPON         MATURITY            VALUE
          MORTGAGE BACKED SECURITIES (CONTINUED)
$  747    Federal National Mortgage
          Association 30 Year Pools........ 6.500%   03/01/26 to 06/01/28   $    780,196
 1,275    Federal National Mortgage
          Association 30 Year Pools........ 7.500    02/01/23 to 02/01/32      1,354,898
    86    Federal National Mortgage
          Association 30 Year Pools........ 8.000    06/01/24 to 10/01/24         94,207
    75    Federal National Mortgage
          Association 30 Year Pools........ 10.000   04/01/21                     86,291
   144    Federal National Mortgage
          Association 30 Year Pools........ 11.000   11/01/20                    168,406
   692    Government National Mortgage
          Association 30 Year Pools........ 6.500    05/15/23 to 03/15/29        728,063
 1,197    Government National Mortgage
          Association 30 Year Pools........ 7.000    04/15/23 to 11/15/27      1,277,013
   341    Government National Mortgage
          Association 30 Year Pools........ 7.500    12/15/21 to 06/15/24        366,370
    95    Government National Mortgage
          Association 30 Year Pools........ 8.000    05/15/17 to 01/15/23        103,534
    61    Government National Mortgage
          Association 30 Year Pools........ 8.500    05/15/17 to 07/15/17         67,916
   197    Government National Mortgage
          Association 30 Year Pools........ 9.500    06/15/09 to 10/15/09        217,236
    10    Government National Mortgage
          Association 30 Year Pools........ 11.000   09/15/10                     11,409
                                                                            ------------
TOTAL MORTGAGE BACKED SECURITIES.........................................     18,978,521
                                                                            ------------
          UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  10.3%
 3,500    Federal Home Loan Bank........... 4.625    04/15/05                  3,714,424
 3,400    Federal Home Loan Bank........... 5.125    03/06/06                  3,697,585
 1,050    Federal National Mortgage
          Association Pools................ 6.250    05/15/29                  1,171,794
 1,600    Federal National Mortgage
          Association Pools................ 7.250    05/15/30                  2,019,433
 1,985    Financing Corp................... 9.650    11/02/18                  2,966,457
   700    Financing Corp. ................. 9.800    04/06/18                  1,053,375
                                                                            ------------
TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS........................     14,623,068
                                                                            ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                       COUPON         MATURITY            VALUE
          UNITED STATES TREASURY OBLIGATIONS  63.5%
$1,500    United States Treasury Bonds
          (b).............................. 7.625%   11/15/22               $  2,028,516
 1,000    United States Treasury Bonds
          (b).............................. 8.000    11/15/21                  1,393,672
 1,800    United States Treasury Bonds
          (b).............................. 8.125    08/15/19                  2,507,767
 8,520    United States Treasury Bonds
          (b).............................. 8.125    08/15/21                 11,992,573
   800    United States Treasury Bonds..... 8.750    08/15/20                  1,181,500
 1,250    United States Treasury Bonds
          (b).............................. 9.250    02/15/16                  1,855,274
   350    United States Treasury Bonds
          (b).............................. 10.375   11/15/12                    467,906
39,900    United States Treasury Bonds
          (b).............................. 10.750   02/15/03                 40,358,251
12,300    United States Treasury Bonds
          (b).............................. 10.750   05/15/03                 12,731,472
 1,700    United States Treasury Bonds..... 10.750   08/15/05                  2,084,426
 1,300    United States Treasury Bonds..... 11.875   11/15/03                  1,419,083
   700    United States Treasury Bonds
          (b).............................. 12.000   08/15/13                  1,019,512
 2,600    United States Treasury Notes..... 6.250    02/15/07                  2,983,807
 3,100    United States Treasury Notes
          (b).............................. 6.500    10/15/06                  3,561,612
 1,750    United States Treasury Notes..... 6.500    02/15/10                  2,092,345
 2,600    United States Treasury Notes..... 7.875    11/15/04                  2,904,182
                                                                            ------------
TOTAL UNITED STATES TREASURY OBLIGATIONS.................................     90,581,898
                                                                            ------------
TOTAL LONG-TERM INVESTMENTS  88.7%
  (Cost $121,702,371)....................................................    126,501,623
                                                                            ------------
SHORT-TERM INVESTMENTS  14.1%
Federal Home Loan Bank Discount Note ($19,889,000 par, yielding 0.75%,
01/02/03 maturity).......................................................     19,888,586
United States Treasury Bill ($200,000 par, yielding 1.606%, 03/27/03
maturity) (b)............................................................        199,244
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $20,087,830).....................................................     20,087,830
                                                                            ------------
TOTAL INVESTMENTS  102.8%
  (Cost $141,790,201)....................................................    146,589,453
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.8%)............................     (4,029,088)
                                                                            ------------

NET ASSETS  100.0%.......................................................   $142,560,365
                                                                            ============

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

(a) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(b) Assets segregated as collateral for open futures and forward transactions.

REMIC--Real Estate Mortgage Investment Conduits

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2002

ASSETS:
Total Investments (Cost $141,790,201).......................  $146,589,453
Cash........................................................         1,805
Receivables:
  Interest..................................................     2,753,200
  Investments Sold..........................................     2,139,539
  Portfolio Shares Sold.....................................        71,773
  Variation Margin on Futures...............................         8,781
Forward Commitments.........................................       350,238
Other.......................................................       116,900
                                                              ------------
    Total Assets............................................   152,031,689
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     9,088,828
  Portfolio Shares Repurchased..............................        99,790
  Investment Advisory Fee...................................        45,143
  Distributor and Affiliates................................        26,956
Trustees' Deferred Compensation and Retirement Plans........       166,867
Accrued Expenses............................................        43,740
                                                              ------------
    Total Liabilities.......................................     9,471,324
                                                              ------------
NET ASSETS..................................................  $142,560,365
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $137,500,010
Net Unrealized Appreciation.................................     5,067,204
Accumulated Undistributed Net Investment Income.............     4,233,971
Accumulated Net Realized Loss...............................    (4,240,820)
                                                              ------------
NET ASSETS..................................................  $142,560,365
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $89,780,519 and
  9,138,511 shares of beneficial interest issued and
  outstanding)..............................................  $       9.82
                                                              ============
  Class II Shares (Based on net assets of $52,779,846 and
  5,374,811 shares of beneficial interest issued and
  outstanding)..............................................  $       9.82
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Interest....................................................  $4,049,183
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     537,968
Distribution (12b-1) and Service Fees.......................      73,180
Shareholder Reports.........................................      50,991
Accounting..................................................      43,872
Custody.....................................................      24,685
Trustees' Fees and Related Expenses.........................      23,180
Legal.......................................................      10,805
Other.......................................................      41,723
                                                              ----------
    Total Expenses..........................................     806,404
    Investment Advisory Fee Reduction.......................      87,418
    Less Credits Earned on Cash Balances....................         191
                                                              ----------
    Net Expenses............................................     718,795
                                                              ----------
NET INVESTMENT INCOME.......................................  $3,330,388
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  134,169
  Futures...................................................   1,459,059
  Forward Commitments.......................................   1,261,712
                                                              ----------
Net Realized Gain...........................................   2,854,940
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,309,057
                                                              ----------
  End of the Period:
    Investments.............................................   4,799,252
    Futures.................................................     (82,286)
    Forward Commitments.....................................     350,238
                                                              ----------
                                                               5,067,204
                                                              ----------
Net Unrealized Appreciation During the Period...............   3,758,147
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $6,613,087
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $9,943,475
                                                              ==========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2002    DECEMBER 31, 2001
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  3,330,388          $ 3,153,728
Net Realized Gain................................      2,854,940            1,392,919
Net Unrealized Appreciation/Depreciation During
  the Period.....................................      3,758,147             (494,162)
                                                    ------------          -----------
Change in Net Assets from Operations.............      9,943,475            4,052,485
                                                    ------------          -----------

Distributions from Net Investment Income:
  Class I Shares.................................     (2,754,569)          (3,258,020)
  Class II Shares................................       (545,589)             (25,663)
                                                    ------------          -----------
Total Distributions..............................     (3,300,158)          (3,283,683)
                                                    ------------          -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................      6,643,317              768,802
                                                    ------------          -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     86,741,736           19,900,289
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      3,300,158            3,283,683
Cost of Shares Repurchased.......................    (23,917,077)          (9,283,376)
                                                    ------------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     66,124,817           13,900,596
                                                    ------------          -----------
TOTAL INCREASE IN NET ASSETS.....................     72,768,134           14,669,398
NET ASSETS:
Beginning of the Period..........................     69,792,231           55,122,833
                                                    ------------          -----------
End of the Period (Including accumulated
  undistributed net investment income of
  $4,233,971 and $2,986,355, respectively).......   $142,560,365          $69,792,231
                                                    ============          ===========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     Year Ended December 31,
Class I Shares                        -----------------------------------------------------
                                      2002 (b)    2001 (a) (b)     2000      1999     1998
                                      -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................   $9.39         $9.30        $ 8.82    $ 9.59    $8.92
                                       -----         -----        ------    ------    -----
  Net Investment Income.............     .29           .47           .56       .53      .52
  Net Realized and Unrealized
    Gain/Loss.......................     .57           .15           .48      (.84)     .24
                                       -----         -----        ------    ------    -----
Total from Investment Operations....     .86           .62          1.04      (.31)     .76
Less Distributions from Net
  Investment Income.................     .43           .53           .56       .46      .09
                                       -----         -----        ------    ------    -----
NET ASSET VALUE, END OF THE PERIOD..   $9.82         $9.39        $ 9.30    $ 8.82    $9.59
                                       =====         =====        ======    ======    =====

Total Return**......................   9.61%         6.92%        12.40%    -3.36%    8.59%
Net Assets at End of the Period (In
  millions).........................   $89.8         $60.1        $ 55.1    $ 53.3    $57.1
Ratio of Expenses to Average Net
  Assets**..........................    .60%          .60%          .60%      .60%     .60%
Ratio of Net Investment Income to
  Average Net Assets**..............   3.10%         5.09%         6.14%     5.92%    5.74%
Portfolio Turnover..................     87%           82%          180%       92%     107%
** If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets............................    .68%          .71%          .79%      .74%     .73%
Ratio of Net Investment Income to
  Average Net Assets................   3.02%         4.99%         5.95%     5.78%    5.61%

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 5.27% to 5.09%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED          DECEMBER 15, 2000
                                                     DECEMBER 31,         (COMMENCEMENT OF
CLASS II SHARES                                ------------------------    OPERATIONS) TO
                                               2002 (c)    2001 (b) (c)   DECEMBER 31, 2000
                                               --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....   $9.39         $9.31             $9.28
                                                -----         -----             -----
  Net Investment Income......................     .29           .40               .02
  Net Realized and Unrealized Gain...........     .55           .21               .01
                                                -----         -----             -----
Total from Investment Operations.............     .84           .61               .03
Less Distributions from Net Investment
  Income.....................................     .41           .53               -0-
                                                -----         -----             -----
NET ASSET VALUE, END OF THE PERIOD...........   $9.82         $9.39             $9.31
                                                =====         =====             =====

Total Return (a)**...........................   9.33%         6.73%              .32%*
Net Assets at End of the Period (In
  millions)..................................   $52.8         $ 9.7             $ 1.0
Ratio of Expenses to Average Net Assets**....    .85%          .85%              .85%
Ratio of Net Investment Income to Average Net
  Assets**...................................   3.07%         4.51%             5.61%
Portfolio Turnover...........................     87%           82%              180%
 *  Non-annualized
 ** If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets......    .93%          .96%             1.40%
Ratio of Net Investment Income to Average Net
  Assets.....................................   2.99%         4.41%             5.06%

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 4.69% to 4.51%. Per share, ratios and supplemental data for the period prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Based on average shares outstanding.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Government Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital. The Portfolio commenced investment operations on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on December 15, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments and forwards are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2002, the Portfolio had an accumulated capital loss carryforward for tax purposes of $3,725,394 which will expire between December 31, 2004 and December 31, 2008.

    At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $144,690,379
                                                              ============
Gross tax unrealized appreciation...........................  $  4,263,373
Gross tax unrealized depreciation...........................    (2,364,299)
                                                              ------------
Net tax unrealized appreciation on investments..............  $  1,899,074
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of future gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                                                 2002          2001
Distributions paid from ordinary income.....................  $3,300,158    $3,283,683
Long-term capital gain......................................         -0-           -0-
                                                              ----------    ----------
                                                              $3,300,158    $3,283,683
                                                              ==========    ==========

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent book and tax basis differences relating to paydowns on mortgage-backed securities totaling $22,174 was reclassified from accumulated undistributed net investment income to accumulated net realized loss. Additionally, $2,422,412 relating to a portion of the capital loss carryforward expiring in the current year was reclassified from accumulated net realized loss to capital, $2,278 relating to the Portfolio's investment in other regulated investment companies was reclassified from accumulated undistributed net investment income to accumulated net realized loss, and $1,308,787 relating to book and tax amortization differences was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $6,731,353

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses related to wash sale transactions, straddle positions and gains and losses recognized for tax purposes on open future positions on December 31, 2002.

F. EXPENSE REDUCTIONS During the year ended December 31, 2002, the Portfolio's custody fee was reduced by $191 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and two other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Next $500 million...........................................     .45%
Over $1 billion.............................................     .40%

    The effective management fee based on the average daily net assets of the Combined Portfolios for the year ended December 31, 2001 was .50%.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares. For the year ended December 31, 2002, the Adviser voluntarily waived $87,418 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2002, the Portfolio recognized expenses of approximately $10,800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2002, the Portfolio recognized expenses of approximately $19,200, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which are reported as part of "Accounting" expense in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2002, the Portfolio recognized expenses of approximately $14,800 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $88,095 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $87,773,681 and $49,726,329 for Classes I and II, respectively. For the year ended December 31, 2002, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class I.................................................   4,343,537    $ 40,610,573
  Class II................................................   4,870,402      46,131,163
                                                            ----------    ------------
Total Sales...............................................   9,213,939    $ 86,741,736
                                                            ==========    ============
Dividend Reinvestment:
  Class I.................................................     308,117    $  2,754,569
  Class II................................................      60,960         545,589
                                                            ----------    ------------
Total Dividend Reinvestment...............................     369,077    $  3,300,158
                                                            ==========    ============
Repurchases:
  Class I.................................................  (1,914,092)   $(18,286,022)
  Class II................................................    (586,171)     (5,631,055)
                                                            ----------    ------------
Total Repurchases.........................................  (2,500,263)   $(23,917,077)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    At December 31, 2001, capital aggregated $64,177,966 and $9,552,690 for Class I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class I.................................................   1,072,363    $ 9,920,990
  Class II................................................   1,074,989      9,979,299
                                                            ----------    -----------
Total Sales...............................................   2,147,352    $19,900,289
                                                            ==========    ===========
Dividend Reinvestment:
  Class I.................................................     360,400    $ 3,258,020
  Class II................................................       2,836         25,663
                                                            ----------    -----------
Total Dividend Reinvestment...............................     363,236    $ 3,283,683
                                                            ==========    ===========
Repurchases:
  Class I.................................................    (956,103)   $(8,830,104)
  Class II................................................     (48,313)      (453,272)
                                                            ----------    -----------
Total Repurchases.........................................  (1,004,416)   $(9,283,376)
                                                            ==========    ===========

    On April 30, 2002, the Portfolio acquired all of the assets and liabilities of the Van Kampen Life Investment Trust Domestic Income Portfolio ("LIT Domestic Income") through a taxable reorganization approved by LIT Domestic Income shareholders on April 23, 2002. The Portfolio issued 2,067,302 and 846,455 shares of Classes I and II valued at $18,915,811 and $7,761,992, respectively, in exchange for LIT Domestic Income's net assets. The shares of LIT Domestic Income were converted into Portfolio shares at a ratio of .8127 to 1 and .8142 to 1 for Classes I and II, respectively. Included in these net assets was a deferred compensation balance of $66,949 which is included in accumulated undistributed net investment income. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended December 31, 2002. Combined net assets on the day of reorganization were $103,620,821.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitment transactions, were $134,260,550 and $81,855,428, respectively.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

    Summarized below are the specific types of derivative financial instruments used by the Portfolio.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Portfolio's effective maturity and duration. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended December 31, 2002, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2001............................        224
Futures Opened..............................................      1,447
Futures Closed..............................................     (1,437)
                                                                 ------
Outstanding at December 31, 2002............................        234
                                                                 ======

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    The futures contracts outstanding as of December 31, 2002 and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
  U.S. Treasury Bonds--March 2003 (Current Notional Value of
    $112,688 per contract)..................................      51         $ 198,883
SHORT CONTRACTS:
  10-Year U.S. Treasury Note--March 2003 (Current Notional
    Value of $115,047 per contract).........................      40           (25,816)
  5-Year U.S. Treasury Note--March 2003 (Current Notional
    Value of $113,250 per contract).........................     143          (255,353)
                                                                 ---         ---------
                                                                 234         $ (82,286)
                                                                 ===         =========

B. FORWARD COMMITMENTS The Portfolio trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Portfolio and dealers. Upon executing a forward commitment and during the period of obligation, the Portfolio maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Portfolio is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Portfolio, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    The Portfolio's market exposure from these positions is equal to the Current Value noted below. The following forward commitments were outstanding as of December 31, 2002.

PAR                                                                           UNREALIZED
AMOUNT                                                          CURRENT      APPRECIATION/
(000)     DESCRIPTION                                            VALUE       DEPRECIATION
          LONG CONTRACTS:
$ 7,500   Federal Home Loan Mortgage Corporation January
          Forward, 6.00% coupon.............................  $ 7,842,187      $ 51,562
 11,050   Federal Home Loan Mortgage Corporation February
          Forward, 6.50% coupon.............................   11,488,552        (3,448)
 10,175   Federal Home Loan Mortgage Corporation February
          Forward, 7.00% coupon.............................   10,696,469         9,539
  4,100   Federal National Mortgage Association January
          Forward, 5.50% coupon.............................    4,182,000        76,875
  5,500   Federal National Mortgage Association January
          Forward, 6.00% coupon.............................    5,685,625        77,344
  7,000   Federal National Mortgage Association January
          Forward, 6.50% coupon.............................    7,288,750        63,438
  2,775   Government National Mortgage Association January
          Forward, 5.50% coupon.............................    2,845,241         3,684
 12,000   Government National Mortgage Association January
          Forward, 8.00% coupon.............................   12,948,744        71,244
                                                              -----------      --------
                                                              $62,977,568      $350,238
                                                              ===========      ========

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by Federally sponsored agencies-Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Portfolio also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

7. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to it's Class II shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Government Portfolio

We have audited the accompanying statement of assets and liabilities of Van Kampen Life Investment Trust Government Portfolio (the "Portfolio"), including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Life Investment Trust Government Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 7, 2003

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)      Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road               since 1991  Trustee/Director of funds
Raleigh, NC 27614                                    in the Fund Complex.
                                                     Co-founder, and prior to
                                                     August 1996, Chairman,
                                                     Chief Executive Officer
                                                     and President, MDT
                                                     Corporation (now known as
                                                     Getinge/Castle, Inc., a
                                                     subsidiary of Getinge
                                                     Industrier AB), a company
                                                     which develops,
                                                     manufactures, markets and
                                                     services medical and
                                                     scientific equipment.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (64)        Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
33971 Selva Road                         since 1999  in the Fund Complex.                    biotechnological company,
Suite 130                                            Prior to January 1999,                  and Director of Valero
Dana Point, CA 92629                                 Chairman and Chief                      Energy Corporation, an
                                                     Executive Officer of the                independent refining
                                                     Allstate Corporation                    company.
                                                     ("Allstate") and Allstate
                                                     Insurance Company. Prior
                                                     to January 1995,
                                                     President and Chief
                                                     Executive Officer of
                                                     Allstate. Prior to August
                                                     1994, various management
                                                     positions at Allstate.

Linda Hutton Heagy (54)     Trustee      Trustee     Regional Managing Partner      55
Sears Tower                              since 1995  of Heidrick & Struggles,
233 South Wacker Drive                               an executive search firm.
Suite 7000                                           Trustee/ Director of
Chicago, IL 60606                                    funds in the Fund
                                                     Complex. Trustee on the
                                                     University of Chicago
                                                     Hospitals Board, Vice
                                                     Chair of the Board of the
                                                     YMCA of Metropolitan
                                                     Chicago and a member of
                                                     the Women's Board of the
                                                     University of Chicago.
                                                     Prior to 1997, Partner,
                                                     Ray & Berndtson, Inc., an
                                                     executive recruiting
                                                     firm. Prior to 1996,
                                                     Trustee of The
                                                     International House
                                                     Board, a fellowship and
                                                     housing organization for
                                                     international graduate
                                                     students. Formerly,
                                                     Executive Vice President
                                                     of ABN AMRO, N.A., a
                                                     Dutch bank holding
                                                     company. Prior to 1992,
                                                     Executive Vice President
                                                     of La Salle National
                                                     Bank.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (50)       Trustee      Trustee     Director and President,        55
11 DuPont Circle, N.W.                   since 1995  German Marshall Fund of
Washington, D.C. 20016                               the United States, an
                                                     independent U.S.
                                                     foundation created to
                                                     deepen understanding,
                                                     promote collaboration and
                                                     stimulate exchanges of
                                                     practical experience
                                                     between Americans and
                                                     Europeans.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Formerly, advisor to the
                                                     Dennis Trading Group
                                                     Inc., a managed futures
                                                     and option company that
                                                     invests money for
                                                     individuals and
                                                     institutions. Prior to
                                                     1992, President and Chief
                                                     Executive Officer,
                                                     Director and member of
                                                     the Investment Committee
                                                     of the Joyce Foundation,
                                                     a private foundation.

Jack E. Nelson (67)         Trustee      Trustee     President, Nelson              55
423 Country Club Drive                   since 1995  Investment Planning
Winter Park, FL 32789                                Services, Inc., a
                                                     financial planning
                                                     company and registered
                                                     investment adviser in the
                                                     State of Florida.
                                                     President, Nelson Ivest
                                                     Brokerage Services Inc.,
                                                     a member of the National
                                                     Association of Securities
                                                     Dealers, Inc. and
                                                     Securities Investors
                                                     Protection Corp.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (61)     Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave.,                  since 1999  Officer of the National                 Corporation, a
N.W.                                                 Academy of                              pharmaceutical company,
Room 285                                             Sciences/National                       since January 1998.
Washington, D.C. 20418                               Research Council, an
                                                     independent, federally
                                                     chartered policy
                                                     institution, since 2001
                                                     and previously Chief
                                                     Operating Officer from
                                                     1993 to 2001.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Director of the Institute
                                                     for Defense Analyses, a
                                                     federally funded research
                                                     and development center,
                                                     Director of the German
                                                     Marshall Fund of the
                                                     United States, Trustee of
                                                     Colorado College and Vice
                                                     Chair of the Board of the
                                                     Council for Excellence in
                                                     Government. Prior to
                                                     1993, Executive Director
                                                     of the Commission on
                                                     Behavioral and Social
                                                     Sciences and Education at
                                                     the National Academy of
                                                     Sciences/National
                                                     Research Council. From
                                                     1980 through 1989,
                                                     Partner of Coopers &
                                                     Lybrand.

INTERESTED TRUSTEES:*

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)     Trustee,     Trustee     President and Chief            55
1221 Avenue of the          President    since       Executive Officer of the
Americas                    and Chief    1999;       funds in the Fund Complex
New York, NY 10020          Executive    President   since November 2002.
                            Officer      and Chief   Trustee/Director of
                                         Executive   certain funds in the Fund
                                         Officer     Complex since 1999.
                                         since 2002  President and Chief
                                                     Operating Officer of
                                                     Morgan Stanley Investment
                                                     Management since December
                                                     1998. President and
                                                     Director since April 1997
                                                     and Chief Executive
                                                     Officer since June 1998
                                                     of Morgan Stanley
                                                     Investment Advisors Inc.
                                                     and Morgan Stanley
                                                     Services Company Inc.
                                                     Chairman, Chief Executive
                                                     Officer and Director of
                                                     Morgan Stanley
                                                     Distributors Inc. since
                                                     June 1998. Chairman since
                                                     June 1998, and Director
                                                     since January 1998 of
                                                     Morgan Stanley Trust.
                                                     Director of various
                                                     Morgan Stanley
                                                     subsidiaries. President
                                                     of the Morgan Stanley
                                                     Funds since May 1999.
                                                     Previously Chief
                                                     Strategic Officer of
                                                     Morgan Stanley Investment
                                                     Advisors Inc. and Morgan
                                                     Stanley Services Company
                                                     Inc. and Executive Vice
                                                     President of Morgan
                                                     Stanley Distributors Inc.
                                                     April 1997-June 1998,
                                                     Vice President of the
                                                     Morgan Stanley Funds May
                                                     1997-April 1999, and
                                                     Executive Vice President
                                                     of Dean Witter, Discover
                                                     & Co. prior to May 1997.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III*     Trustee      Trustee     Trustee/Director of funds      92
(57)                                     since 1999  in the Fund Complex.
1 Parkview Plaza                                     Prior to December 2002,
P.O. Box 5555                                        Chairman, President,
Oakbrook Terrace, IL 60181                           Chief Executive Officer,
                                                     Director and Managing
                                                     Director of Van Kampen
                                                     Investments and its
                                                     investment advisory,
                                                     distribution and other
                                                     subsidiaries. Prior to
                                                     December 2002, President
                                                     and Chief Executive
                                                     Officer of funds in the
                                                     Fund Complex. Prior to
                                                     May 1998, Executive Vice
                                                     President and Director of
                                                     Marketing at Morgan
                                                     Stanley and Director of
                                                     Dean Witter, Discover &
                                                     Co. and Dean Witter
                                                     Realty. Prior to 1996,
                                                     Director of Dean Witter
                                                     Reynolds Inc.

Wayne W. Whalen* (63)       Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                    since 1995  of Skadden, Arps, Slate,
Chicago, IL 60606                                    Meagher & Flom
                                                     (Illinois), legal counsel
                                                     to funds in the Fund
                                                     Complex.
                                                     Trustee/Director/
                                                     Managing General Partner
                                                     of funds in the Fund
                                                     Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                             funds in the Fund Complex. Prior to December 2000, Executive
                                                              Vice President and Chief Investment Officer of Van Kampen
                                                              Investments, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Advisers. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.

Joseph J. McAlinden (60)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                            Management Inc. and Morgan Stanley Investments LP and
                                                              Director of Morgan Stanley Trust for over 5 years.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (46)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                  Distributor, Investor Services and certain other
New York, NY 10020                                            subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.

John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.

John L. Sullivan (47)         Vice President,     Officer     Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

John H. Zimmermann, III (45)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Portfolio trustees and is available, without charge, upon request by calling
(800) 341-2929.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
LIT ANR GOVT 2/03                                              Member NASD/SIPC.
                                                                 9510B03-AP-2/03

                            Table of Contents

                                     OVERVIEW
                      LETTER TO POLICYHOLDERS       1
                            ECONOMIC SNAPSHOT       2
             Q&A WITH YOUR PORTFOLIO MANAGERS       4

                               BY THE NUMBERS
                 YOUR PORTFOLIO'S INVESTMENTS       6
                         FINANCIAL STATEMENTS       8
                NOTES TO FINANCIAL STATEMENTS      13
               REPORT OF INDEPENDENT AUDITORS      18

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      19
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      20
              TRUSTEE AND OFFICER INFORMATION      21

Regardless of the market environment, your investment goals don't go away.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

This portfolio is being offered through a variable insurance contract.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
January 17, 2003

Dear Policyholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the
                  pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why
Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            0.7%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 2000--December 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN LIFE INVESTMENT TRUST--MONEY MARKET PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2002. THE PORTFOLIO IS MANAGED BY THE ADVISER'S MONEY MARKET TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE DALE ALBRIGHT, EXECUTIVE DIRECTOR AND JONATHAN PAGE, MANAGING DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW WOULD YOU CHARACTERIZE
    THE ECONOMIC AND MARKET CONDITIONS IN WHICH THE PORTFOLIO OPERATED, AND HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

A   The Federal Open Market
Committee, having lowered its federal funds target to 1.75 percent on December 11, 2001, maintained that level for almost eleven months until November 6, 2002 when it reduced its target to 1.25 percent, a 41-year low. The Federal Reserve Bank has taken this accommodative posture as it tries to moderate the slowing pace of economic activity until greater confidence is achieved. Against this backdrop, money market yield levels have fallen to record lows.

    With the federal funds target rate at such low levels for 2002, the economy appears to be firming. GDP growth rebounded to 4.0 percent in the third quarter, up from just 1.3 percent in the second quarter. However, early fourth quarter data have been mixed. The ISM Manufacturing Index rose in both November and December. The December level of 54.7 was well above expected, and the first reading above 50 since August. After declining for all of the third quarter, the Index of Leading Economic Indicators rose in both October and November. However, non-farm payrolls contracted in three of the final four months of 2002, and durable goods orders unexpectedly fell 1.4 percent in November after a 1.7 percent gain in October.

    Amid this environment, the portfolio continues to provide a relatively competitive level of current income, as well as relative stability and daily liquidity at $1.00 per share. As of December 31, 2002, the portfolio's seven-day current yield was 0.86 percent for Class I shares, and 0.62 percent for Class II shares.

    For the 12 months ended December 31, 2002, the portfolio posted a total return at net asset value of 1.22 percent for Class I shares and 0.97 percent for Class II shares.

    Please note that the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Total return based on net asset value assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate accounts levels. If the returns included the effects of these additional charges, the returns would have been lower. The returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/ reimbursements the portfolio's returns would have been lower. Past performance is no guarantee of future results. An investment in a money market is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the portfolio. As a result of recent market activity, current performance may vary from the figures shown.

Q   HOW DID YOU MANAGE
    THE PORTFOLIO IN LIGHT OF THESE CONDITIONS?

A   Given the extremely low level of
money market interest rates and our belief that the U.S. economy will continue to recover over the next year, we have begun to prudently shorten the weighted average maturity of the portfolio slightly. Throughout the year we maintained our high credit standards in the portfolio by using a significant proportion of Federal agency obligations, especially in the three-month and longer maturity segment. At the same time, we attempted to limit purchases of corporate obligations to those issuers possessing both top short-term credit ratings and relatively high long-term debt ratings.

    As of December 31, 2002, the portfolio's weighted average maturity was 35 days, and 90 percent of holdings were due to mature in less than three months. Therefore, we believe the portfolio is well positioned for stability of principal with a very high degree of liquidity.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET OVER THE COMING MONTHS?

A   We expect the pace of economic
activity during the first six months of 2003 to begin to reflect some improvement as the economy responds to stimulative monetary and fiscal conditions. Barring the outbreak of war or further significant terrorist activity or events, consumer and business confidence should continue to improve, producing meaningful economic expansion. Such an environment normally leads to moderately higher levels of short-term interest rates, which could become more evident during the second half of 2003.

                        BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                DISCOUNT
PAR                                                             YIELD ON
AMOUNT                                            MATURITY      DATE OF        AMORTIZED
(000)     DESCRIPTION                               DATE        PURCHASE         COST
          COMMERCIAL PAPER  35.7%
$3,000    ABN AMRO N.A. Finance, Inc............. 01/07/03       1.343%       $ 2,999,330
 3,000    AIG Funding, Inc. ..................... 01/16/03       1.505          2,998,125
 3,000    American Honda Finance Corp. .......... 02/11/03       1.323          2,995,490
 3,000    ChevronTexaco Corp. ................... 01/13/03       1.322          2,998,680
 3,000    Citicorp............................... 01/09/03       1.302          2,999,133
 3,000    General Electric Capital Corp. ........ 02/18/03       1.335          2,994,680
 4,000    Mortgage Interest Networking Trust..... 01/28/03       1.363          3,995,920
 3,000    New Center Asset Trust................. 01/03/03       1.655          2,999,725
 3,000    Societe Generale North America,
          Inc. .................................. 01/06/03       1.524          2,999,367
                                                                              -----------

          TOTAL COMMERCIAL PAPER...........................................    27,980,450
                                                                              -----------

          U.S. GOVERNMENT AGENCY OBLIGATIONS  45.6%
 3,000    Federal Home Loan Bank Discount Note... 02/26/03       1.683          2,992,207
 3,100    Federal Home Loan Bank Discount Note... 05/09/03       1.451          3,084,128
 3,000    Federal National Mortgage Association
          Discount Note.......................... 01/08/03       1.565          2,999,090
 2,000    Federal National Mortgage Association
          Discount Note.......................... 01/10/03       2.263          1,998,892
 3,000    Federal National Mortgage Association
          Discount Note.......................... 01/15/03       1.765          2,997,958
 3,000    Federal National Mortgage Association
          Discount Note.......................... 01/22/03       1.628          2,997,165
 6,000    Federal National Mortgage Association
          Discount Note.......................... 02/05/03   1.609 to 1.619     5,990,638
 4,000    Federal National Mortgage Association
          Discount Note.......................... 03/03/03       1.714          3,988,478
 4,000    Federal National Mortgage Association
          Discount Note.......................... 03/05/03       1.284          3,991,040
 4,700    Federal National Mortgage Association
          Discount Note.......................... 05/28/03       1.307          4,675,051
                                                                              -----------

          TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS.........................    35,714,647
                                                                              -----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                               AMORTIZED
DESCRIPTION                                                                      COST
REPURCHASE AGREEMENT  18.1%
Banc of America Securities LLC ($14,200,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 12/31/02, to be sold
on 01/02/03 at $14,200,947)................................................   $14,200,000
                                                                              -----------

TOTAL INVESTMENTS  99.4%...................................................    77,895,097

OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%................................       454,672
                                                                              -----------

NET ASSETS  100.0%.........................................................   $78,349,769
                                                                              ===========

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2002

ASSETS:
Total Investments, at amortized cost which approximates
  market value, including a repurchase agreement of
  $14,200,000...............................................  $77,895,097
Cash........................................................       21,566
Receivables:
  Portfolio Shares Sold.....................................      560,910
  Interest..................................................          473
Other.......................................................       72,684
                                                              -----------
    Total Assets............................................   78,550,730
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       26,228
  Distributor and Affiliates................................       14,875
  Portfolio Shares Repurchased..............................        5,493
Trustees' Deferred Compensation and Retirement Plans........      116,048
Accrued Expenses............................................       38,317
                                                              -----------
    Total Liabilities.......................................      200,961
                                                              -----------
NET ASSETS..................................................  $78,349,769
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $78,351,558
Accumulated Undistributed Net Investment Income.............       (1,789)
                                                              -----------
NET ASSETS..................................................  $78,349,769
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $52,817,867 and
    52,819,638 shares of beneficial interest issued and
    outstanding)............................................  $      1.00
                                                              ===========
  Class II Shares (Based on net assets of $25,531,902 and
    25,531,920 shares of beneficial interest issued and
    outstanding)............................................  $      1.00
                                                              ===========

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Interest....................................................  $1,229,633
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     340,782
Distribution (12b-1) and Service Fees.......................      53,728
Shareholder Reports.........................................      28,547
Accounting..................................................      26,540
Trustees' Fees and Related Expenses.........................      23,498
Custody.....................................................      13,574
Legal.......................................................       4,803
Other.......................................................      42,947
                                                              ----------
    Total Expenses..........................................     534,419
    Investment Advisory Fee Reduction.......................      70,332
    Less Credits Earned on Cash Balances....................       1,421
                                                              ----------
    Net Expenses............................................     462,666
                                                              ----------
NET INVESTMENT INCOME.......................................  $  766,967
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  766,967
                                                              ==========

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                      YEAR ENDED          YEAR ENDED
                                                   DECEMBER 31, 2002   DECEMBER 31, 2001
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $     766,967       $  1,435,042
                                                     -------------       ------------
Distributions from Net Investment Income:
  Class I Shares..................................        (563,357)        (1,327,200)
  Class II Shares.................................        (203,610)          (109,606)
                                                     -------------       ------------
Total Distributions...............................        (766,967)        (1,436,806)
                                                     -------------       ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................             -0-             (1,764)
                                                     -------------       ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................     178,257,923        118,211,361
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................         766,967          1,436,806
Cost of Shares Repurchased........................    (162,811,057)       (87,262,888)
                                                     -------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................      16,213,833         32,385,279
                                                     -------------       ------------
TOTAL INCREASE IN NET ASSETS......................      16,213,833         32,383,515
NET ASSETS:
Beginning of the Period...........................      62,135,936         29,752,421
                                                     -------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of ($1,789)
  and ($1,789), respectively).....................   $  78,349,769       $ 62,135,936
                                                     =============       ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED DECEMBER 31,
CLASS I SHARES                               -----------------------------------------
                                             2002     2001     2000     1999     1998
                                             -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...  $1.00    $1.00    $1.00    $1.00    $1.00
                                             -----    -----    -----    -----    -----
Net Investment Income......................    .01      .04      .06      .05      .05
Less Distributions from Net Investment
  Income...................................    .01      .04      .06      .05      .05
                                             -----    -----    -----    -----    -----
NET ASSET VALUE, END OF THE PERIOD.........  $1.00    $1.00    $1.00    $1.00    $1.00
                                             =====    =====    =====    =====    =====

Total Return*..............................  1.22%    3.68%    5.93%    4.63%    5.02%
Net Assets at End of the Period (In
  millions)................................  $52.8    $48.4    $29.7    $33.3    $26.7
Ratio of Expenses to Average Net Assets*
  (a)......................................   .60%     .60%     .61%     .62%     .60%
Ratio of Net Investment Income to Average
  Net Assets*..............................  1.21%    3.43%    5.76%    4.56%    4.88%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (a)......................................   .71%     .84%     .97%     .93%     .99%
Ratio of Net Investment Income to Average
  Net Assets...............................  1.10%    3.20%    5.40%    4.25%    4.49%

(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the years ended December 31, 2000 and 1999, respectively.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED         DECEMBER 15, 2000
                                                   DECEMBER 31,          (COMMENCEMENT
CLASS II SHARES                               ----------------------   OF OPERATIONS) TO
                                                2002         2001      DECEMBER 31, 2000
                                              ------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....  $    1.00    $    1.00         $1.00
                                              ---------    ---------         -----
Net Investment Income.......................        .01          .03           -0-(a)
Less Distributions from Net Investment
  Income....................................        .01          .03           -0-(a)
                                              ---------    ---------         -----
NET ASSET VALUE, END OF THE PERIOD..........  $    1.00    $    1.00         $1.00
                                              =========    =========         =====

Total Return* (b)...........................      0.97%        3.44%          .23%**
Net Assets at End of the Period (In
  thousands)................................  $25,531.9    $13,737.7         $ 4.5
Ratio of Expenses to Average Net
  Assets* (c)...............................       .85%         .85%          .86%
Ratio of Net Investment Income to Average
  Net Assets*...............................       .96%        2.36%         6.85%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (c)................................       .95%        1.09%         1.63%
Ratio of Net Investment Income to Average
  Net Assets................................       .86%        2.13%         6.08%

** Non-Annualized

(a) Net Investment Income and Distributions from Net Investment Income are less than $.01 per share.

(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the period ended December 31, 2000.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Money Market Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek protection of capital and high current income through investments in money market instruments. The Portfolio commenced investment operations on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on December 15, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost, any discount is accreted, and any premium is amortized on a straight-line basis to the maturity of the instrument.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. All dividend and capital gains distributions of the Portfolio are automatically reinvested.

    The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                                                2002         2001
Distributions paid from:
  Ordinary income...........................................  $766,967    $1,436,806
  Long-term capital gain....................................       -0-           -0-
                                                              --------    ----------
                                                              $766,967    $1,436,806
                                                              ========    ==========

    As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $111,807
Undistributed long-term capital gain........................     2,101

F. EXPENSE REDUCTIONS During the year ended December 31, 2002, the Portfolio's custody fee was reduced by $1,421 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and two other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based upon its share of a

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $500 million..........................................     .50%
Next $500 million...........................................     .45%
Over $1 billion.............................................     .40%

    The effective management fee based on the average daily net assets of the Combined Portfolios for the year ended December 31, 2002 was .50%.

    Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares. For the year ended December 31, 2002, the Adviser voluntarily waived $70,332 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2002, the Portfolio recognized expenses of approximately $4,800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2002, the Portfolio recognized expenses of approximately $17,000, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which are reported as part of the "Accounting" expense on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2002, the Portfolio recognized expenses of approximately $15,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $44,363 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $52,819,638 and $25,531,920 for Classes I and II, respectively. For the year ended December 31, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class I..............................................   157,777,759    $ 157,777,759
  Class II.............................................    20,480,164       20,480,164
                                                         ------------    -------------
Total Sales............................................   178,257,923    $ 178,257,923
                                                         ============    =============
Dividend Reinvestment:
  Class I..............................................       564,329    $     564,329
  Class II.............................................       202,638          202,638
                                                         ------------    -------------
Total Dividend Reinvestment............................       766,967    $     766,967
                                                         ============    =============
Repurchases:
  Class I..............................................  (153,922,484)   $(153,922,484)
  Class II.............................................    (8,888,573)      (8,888,573)
                                                         ------------    -------------
Total Repurchases......................................  (162,811,057)   $(162,811,057)
                                                         ============    =============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    At December 31, 2001, capital aggregated $48,400,034 and $13,737,691 for Classes I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                            SHARES          VALUE
Sales:
  Class I...............................................  101,629,106    $101,629,106
  Class II..............................................   16,582,255      16,582,255
                                                          -----------    ------------
Total Sales.............................................  118,211,361    $118,211,361
                                                          ===========    ============
Dividend Reinvestment:
  Class I...............................................    1,328,290    $  1,328,290
  Class II..............................................      108,516         108,516
                                                          -----------    ------------
Total Dividend Reinvestment.............................    1,436,806    $  1,436,806
                                                          ===========    ============
Repurchases:
  Class I...............................................  (84,305,292)   $(84,305,292)
  Class II..............................................   (2,957,596)     (2,957,596)
                                                          -----------    ------------
Total Repurchases.......................................  (87,262,888)   $(87,262,888)
                                                          ===========    ============

4. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to such shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Money Market Portfolio

We have audited the accompanying statement of assets and liabilities of Van Kampen Life Investment Trust Money Market Portfolio (the "Portfolio"), including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Life Investment Trust Money Market Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
February 7, 2003

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
MONEY MARKET PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)      Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road               since 1991  Trustee/Director of funds
Raleigh, NC 27614                                    in the Fund Complex.
                                                     Co-founder, and prior to
                                                     August 1996, Chairman,
                                                     Chief Executive Officer
                                                     and President, MDT
                                                     Corporation (now known as
                                                     Getinge/Castle, Inc., a
                                                     subsidiary of Getinge
                                                     Industrier AB), a company
                                                     which develops,
                                                     manufactures, markets and
                                                     services medical and
                                                     scientific equipment.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (64)        Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
33971 Selva Road                         since 1999  in the Fund Complex.                    biotechnological company,
Suite 130                                            Prior to January 1999,                  and Director of Valero
Dana Point, CA 92629                                 Chairman and Chief                      Energy Corporation, an
                                                     Executive Officer of the                independent refining
                                                     Allstate Corporation                    company.
                                                     ("Allstate") and Allstate
                                                     Insurance Company. Prior
                                                     to January 1995,
                                                     President and Chief
                                                     Executive Officer of
                                                     Allstate. Prior to August
                                                     1994, various management
                                                     positions at Allstate.

Linda Hutton Heagy (54)     Trustee      Trustee     Regional Managing Partner      55
Sears Tower                              since 1995  of Heidrick & Struggles,
233 South Wacker Drive                               an executive search firm.
Suite 7000                                           Trustee/ Director of
Chicago, IL 60606                                    funds in the Fund
                                                     Complex. Trustee on the
                                                     University of Chicago
                                                     Hospitals Board, Vice
                                                     Chair of the Board of the
                                                     YMCA of Metropolitan
                                                     Chicago and a member of
                                                     the Women's Board of the
                                                     University of Chicago.
                                                     Prior to 1997, Partner,
                                                     Ray & Berndtson, Inc., an
                                                     executive recruiting
                                                     firm. Prior to 1996,
                                                     Trustee of The
                                                     International House
                                                     Board, a fellowship and
                                                     housing organization for
                                                     international graduate
                                                     students. Formerly,
                                                     Executive Vice President
                                                     of ABN AMRO, N.A., a
                                                     Dutch bank holding
                                                     company. Prior to 1992,
                                                     Executive Vice President
                                                     of La Salle National
                                                     Bank.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (50)       Trustee      Trustee     Director and President,        55
11 DuPont Circle, N.W.                   since 1995  German Marshall Fund of
Washington, D.C. 20016                               the United States, an
                                                     independent U.S.
                                                     foundation created to
                                                     deepen understanding,
                                                     promote collaboration and
                                                     stimulate exchanges of
                                                     practical experience
                                                     between Americans and
                                                     Europeans.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Formerly, advisor to the
                                                     Dennis Trading Group
                                                     Inc., a managed futures
                                                     and option company that
                                                     invests money for
                                                     individuals and
                                                     institutions. Prior to
                                                     1992, President and Chief
                                                     Executive Officer,
                                                     Director and member of
                                                     the Investment Committee
                                                     of the Joyce Foundation,
                                                     a private foundation.

Jack E. Nelson (67)         Trustee      Trustee     President, Nelson              55
423 Country Club Drive                   since 1995  Investment Planning
Winter Park, FL 32789                                Services, Inc., a
                                                     financial planning
                                                     company and registered
                                                     investment adviser in the
                                                     State of Florida.
                                                     President, Nelson Ivest
                                                     Brokerage Services Inc.,
                                                     a member of the National
                                                     Association of Securities
                                                     Dealers, Inc. and
                                                     Securities Investors
                                                     Protection Corp.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (61)     Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave.,                  since 1999  Officer of the National                 Corporation, a
N.W.                                                 Academy of                              pharmaceutical company,
Room 285                                             Sciences/National                       since January 1998.
Washington, D.C. 20418                               Research Council, an
                                                     independent, federally
                                                     chartered policy
                                                     institution, since 2001
                                                     and previously Chief
                                                     Operating Officer from
                                                     1993 to 2001.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Director of the Institute
                                                     for Defense Analyses, a
                                                     federally funded research
                                                     and development center,
                                                     Director of the German
                                                     Marshall Fund of the
                                                     United States, Trustee of
                                                     Colorado College and Vice
                                                     Chair of the Board of the
                                                     Council for Excellence in
                                                     Government. Prior to
                                                     1993, Executive Director
                                                     of the Commission on
                                                     Behavioral and Social
                                                     Sciences and Education at
                                                     the National Academy of
                                                     Sciences/National
                                                     Research Council. From
                                                     1980 through 1989,
                                                     Partner of Coopers &
                                                     Lybrand.

INTERESTED TRUSTEES:*

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)     Trustee,     Trustee     President and Chief            55
1221 Avenue of the          President    since       Executive Officer of the
Americas                    and Chief    1999;       funds in the Fund Complex
New York, NY 10020          Executive    President   since November 2002.
                            Officer      and Chief   Trustee/Director of
                                         Executive   certain funds in the Fund
                                         Officer     Complex since 1999.
                                         since 2002  President and Chief
                                                     Operating Officer of
                                                     Morgan Stanley Investment
                                                     Management since December
                                                     1998. President and
                                                     Director since April 1997
                                                     and Chief Executive
                                                     Officer since June 1998
                                                     of Morgan Stanley
                                                     Investment Advisors Inc.
                                                     and Morgan Stanley
                                                     Services Company Inc.
                                                     Chairman, Chief Executive
                                                     Officer and Director of
                                                     Morgan Stanley
                                                     Distributors Inc. since
                                                     June 1998. Chairman since
                                                     June 1998, and Director
                                                     since January 1998 of
                                                     Morgan Stanley Trust.
                                                     Director of various
                                                     Morgan Stanley
                                                     subsidiaries. President
                                                     of the Morgan Stanley
                                                     Funds since May 1999.
                                                     Previously Chief
                                                     Strategic Officer of
                                                     Morgan Stanley Investment
                                                     Advisors Inc. and Morgan
                                                     Stanley Services Company
                                                     Inc. and Executive Vice
                                                     President of Morgan
                                                     Stanley Distributors Inc.
                                                     April 1997-June 1998,
                                                     Vice President of the
                                                     Morgan Stanley Funds May
                                                     1997-April 1999, and
                                                     Executive Vice President
                                                     of Dean Witter, Discover
                                                     & Co. prior to May 1997.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III*     Trustee      Trustee     Trustee/Director of funds      92
(57)                                     since 1999  in the Fund Complex.
1 Parkview Plaza                                     Prior to December 2002,
P.O. Box 5555                                        Chairman, President,
Oakbrook Terrace, IL 60181                           Chief Executive Officer,
                                                     Director and Managing
                                                     Director of Van Kampen
                                                     Investments and its
                                                     investment advisory,
                                                     distribution and other
                                                     subsidiaries. Prior to
                                                     December 2002, President
                                                     and Chief Executive
                                                     Officer of funds in the
                                                     Fund Complex. Prior to
                                                     May 1998, Executive Vice
                                                     President and Director of
                                                     Marketing at Morgan
                                                     Stanley and Director of
                                                     Dean Witter, Discover &
                                                     Co. and Dean Witter
                                                     Realty. Prior to 1996,
                                                     Director of Dean Witter
                                                     Reynolds Inc.

Wayne W. Whalen* (63)       Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                    since 1995  of Skadden, Arps, Slate,
Chicago, IL 60606                                    Meagher & Flom
                                                     (Illinois), legal counsel
                                                     to funds in the Fund
                                                     Complex.
                                                     Trustee/Director/
                                                     Managing General Partner
                                                     of funds in the Fund
                                                     Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                             funds in the Fund Complex. Prior to December 2000, Executive
                                                              Vice President and Chief Investment Officer of Van Kampen
                                                              Investments, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Advisers. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.

Joseph J. McAlinden (60)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                            Management Inc. and Morgan Stanley Investments LP and
                                                              Director of Morgan Stanley Trust for over 5 years.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (46)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                  Distributor, Investor Services and certain other
New York, NY 10020                                            subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.

John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.

John L. Sullivan (47)         Vice President,     Officer     Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

John H. Zimmermann, III (45)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Portfolio trustees and is available, without charge, upon request by calling
(800) 341-2929.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
LIT ANR MM 2/03                                                Member NASD/SIPC.
                                                                 9514B03-AP-2/03

                            Table of Contents

                                     OVERVIEW
                      LETTER TO POLICYHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5
             Q&A WITH YOUR PORTFOLIO MANAGERS       6

                               BY THE NUMBERS
                 YOUR PORTFOLIO'S INVESTMENTS       9
                         FINANCIAL STATEMENTS      15
                NOTES TO FINANCIAL STATEMENTS      19
               REPORT OF INDEPENDENT AUDITORS      24

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      25
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      26
              TRUSTEE AND OFFICER INFORMATION      27

Regardless of the market environment, your investment goals don't go away.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

This portfolio is being offered through a variable insurance contract.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
January 17, 2003

Dear Policyholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the
                  pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why
Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            0.7%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 2000--December 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(September 25, 2000--December 31, 2002)

 [LINE GRAPH]

                                                                                              RUSSELL MIDCAP(R) GROWTH INDEX IS
                                                                                                 AN UNMANAGED INDEX GENERALLY
                                                                                             REPRESENTATIVE OF MID-CAPITALIZATION
                                                          LIT-AGGRESSIVE GROWTH PORTFOLIO              GROWTH STOCKS.*
                                                          -------------------------------    ------------------------------------
9/25/00                                                               10000.00                            10000.00
                                                                       9760.00                             9863.88
                                                                       8510.00                             9179.43
                                                                       6630.00                             7184.55
12/00                                                                  7460.00                             7562.98
                                                                       7040.00                             7995.03
                                                                       6100.00                             6612.12
                                                                       5381.00                             5665.81
                                                                       5758.00                             6610.27
                                                                       5584.00                             6579.19
6/01                                                                   5370.00                             6582.64
                                                                       5095.00                             6138.71
                                                                       4708.00                             5693.77
                                                                       4056.00                             4752.77
                                                                       4229.00                             5252.37
                                                                       4494.00                             5817.83
12/01                                                                  4606.00                             6038.99
                                                                       4423.00                             5842.84
                                                                       4229.00                             5511.60
                                                                       4372.00                             5932.29
                                                                       4270.00                             5618.23
                                                                       4158.00                             5450.54
6/02                                                                   3801.00                             4849.03
                                                                       3424.00                             4377.98
                                                                       3383.00                             4362.74
                                                                       3210.00                             4016.09
                                                                       3292.00                             4327.20
                                                                       3312.00                             4665.85
12/02                                                                  3108.00                             4383.96

This chart compares your portfolio's performance to that of the Russell Midcap(R) Growth Index over time.

This index is an unmanaged broad-based, statistical composite and its performance does not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class II shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, they would have been lower. The return includes combined Rule 12b-1 fees and service fees of up to 0.25 percent. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's performance would have been lower. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:
 * Bloomberg

RETURN HIGHLIGHTS

(as of December 31, 2002)

                                                           CLASS II
----------------------------------------------------------------------------
One-year total return based on NAV(1)                       -32.52%
----------------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                      -40.29%
----------------------------------------------------------------------------
Commencement date                                          09/25/00
----------------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to .25%. The Portfolio's Adviser has waived or reimbursed fees and expenses from time to time: absent such waivers/reimbursements, the Portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio is being offered through a variable insurance contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--AGGRESSIVE GROWTH PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE 12 MONTHS ENDED DECEMBER 31, 2002. THE PORTFOLIO IS MANAGED BY THE ADVISER'S MULTI-CAP GROWTH TEAM. CURRENT MEMBERS(1) INCLUDE GARY LEWIS, MANAGING DIRECTOR; JANET LUBY, EXECUTIVE DIRECTOR; DAVID WALKER, EXECUTIVE DIRECTOR; DUDLEY BRICKHOUSE, EXECUTIVE DIRECTOR; MATTHEW HART, VICE PRESIDENT; AND SCOTT MILLER, ASSOCIATE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST 12 MONTHS?

A   The market environment was
extremely difficult. There were many crosscurrents in the market, with real and perceived negatives outweighing the positives. Corporate-governance issues, accounting irregularities and repeated evidence of fraud dominated the headlines. These factors, along with continued concern over possible terrorist attacks, the potential for war with Iraq, further weakening of the economy and the lack of positive news from most companies, led to the broad-based weakness. On a more positive note, at the macroeconomic level there were some encouraging signs of a potential upturn in economic growth and a possible near-term market bottom toward the end of the period. The net result, however, was a weak market with weak stock fundamentals coupled with a pessimistic investor base, which led to a volatile and negative market environment.

Q   HOW DID THE PORTFOLIO PERFORM
    DURING THE REPORTING PERIOD?

A   Performance was disappointing,
with the portfolio posting a total return of -32.52 percent, versus the Russell Midcap Growth(R) Index's return of -27.41 percent. Total return based on net asset value (NAV) of Class II shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns had included the effects of these additional charges, the returns would have been lower. The returns above include combined Rule 12b-1 fees and service fees of up to 0.25 percent. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers or reimbursements, the portfolio's returns would have been lower. Investment return and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figure shown.

    The Russell Midcap(R) Growth Index is an unmanaged index generally representative of mid-capitalization growth stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional portfolio performance results.

Q   WHAT STRATEGIES DID YOU USE TO
    MANAGE THE PORTFOLIO?

A   We continued to follow our
disciplined stock-selection approach--seeking stocks with rising earnings expectations or rising valuations. This strategy is designed to find leadership trends in the market. Historically, companies with rising earnings expectations that are experiencing rising valuations have generally seen their stocks rise even further. However, in this highly rotational and uncertain environment, expectations for future earnings and growth were suspect. Negative investor sentiment, skepticism and rumors were more likely than fundamental trends to drive stock prices during the period.

    The portfolio has historically tended to outperform in a bull market, when there are leading, visible companies that continue to increase their earnings. The fourth quarter was, by contrast, driven by a reversal in which companies with the largest cuts in earnings and the poorest fundamentals did better.

Q   WHAT FACTORS HELPED PERFORMANCE
    DURING THE PERIOD?

A   We were pleased with eBay,
which benefited from increased e-commerce in the fourth quarter. eBay and other online retailers are gaining market share from traditional retail venues. The company's holiday sales were also helped by free-shipping options for buyers and a holiday advertising campaign.

    We also realized strong results from Williams-Sonoma, an upscale household-products manufacturer and retailer, and Zimmer Holdings, a manufacturer of products for orthopedic surgery.

    Keep in mind that not all securities held by the portfolio performed favorably, and there is no guarantee that these securities will continue to perform well or be held by the portfolio in the future.

Q   WHICH HOLDINGS FELL SHORT OF
    YOUR EXPECTATIONS?

A   IDEC Pharmaceuticals, a
manufacturer of pharmaceuticals for treating cancer, ran into issues with government reimbursements for its products. Nonetheless, we continue to find a number of names attractive in the health-care industry and believe the fundamentals there are strong.

    Emulex, which manufactures host-bus adapters for data-storage systems, suffered from industry overcapacity. This was also true for QLogic. Motorola suffered from a decline in sales of cellular handsets. Customers have not been replacing their old models as rapidly as had been anticipated.

    Novellus Systems, which supplies semiconductors and capital equipment, fared poorly. The semiconductor industry was generally depressed last year, and Novellus was further hurt by business cutbacks in capital spending on new equipment.

Q   WHAT IS YOUR OUTLOOK FOR THE
    COMING MONTHS?

A   We are cautiously optimistic. The
market has now had three consecutive down years and we believe much of the market's excess has been corrected. There are a number of signs that the economy is beginning to strengthen, such as the Fed's 50-basis-point rate cut in the fourth quarter. We anticipate a lag of nine to 12 months before seeing its full effect. The President's economic stimulus package with tax cuts and incentives is another positive sign. Further, companies have been cutting back on their capital expenditures for more than two years. We believe there may be a high level of pent-up demand there. All in all, we have a positive outlook for 2003.

                                               BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
COMMON STOCKS  95.1%
AEROSPACE & DEFENSE  0.8%
L-3 Communications Holdings, Inc. (a).......................    340    $   15,269
                                                                       ----------

APPAREL RETAIL  3.2%
Chico's FAS, Inc. (a).......................................    430         8,131
Claire's Stores, Inc. ......................................    440         9,711
Gap, Inc. ..................................................    880        13,658
Pacific Sunwear of California, Inc. (a).....................    510         9,022
Ross Stores, Inc. ..........................................    450        19,075
                                                                       ----------
                                                                           59,597
                                                                       ----------
APPLICATION SOFTWARE  4.6%
BEA Systems, Inc. (a).......................................    860         9,864
Citrix Systems, Inc. (a)....................................    860        10,595
Electronic Arts, Inc. (a)...................................    350        17,419
Intuit, Inc. (a)............................................    520        24,398
Synopsys, Inc. (a)..........................................    260        11,999
Take-Two Interactive Software, Inc. (a).....................    520        12,215
                                                                       ----------
                                                                           86,490
                                                                       ----------
AUTO PARTS & EQUIPMENT  0.7%
Advanced Auto Parts, Inc. (a)...............................    270        13,203
                                                                       ----------

BANKS  4.4%
Commerce Bancorp, Inc. .....................................    370        15,980
Golden West Financial Corp. ................................    350        25,133
Greenpoint Financial Corp. .................................    520        23,494
New York Community Bancorp, Inc. ...........................    580        16,750
                                                                       ----------
                                                                           81,357
                                                                       ----------
BIOTECHNOLOGY  6.8%
Amgen, Inc. (a).............................................    350        16,919
Biogen, Inc. (a)............................................    350        14,021
Cephalon, Inc. (a)..........................................    340        16,547
Charles River Laboratories International, Inc. (a)..........    420        16,162
Genzyme Corp. (a)...........................................    500        14,785
Gilead Sciences, Inc. (a)...................................  1,050        35,700
Neurocrine Biosciences, Inc. (a)............................    260        11,872
                                                                       ----------
                                                                          126,006
                                                                       ----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
BROADCASTING & CABLE TV  1.4%
Entercom Communications Corp. (a)...........................    160    $    7,507
Westwood One, Inc. (a)......................................    500        18,680
                                                                       ----------
                                                                           26,187
                                                                       ----------
CASINOS & GAMING  0.7%
International Game Technology (a)...........................    170        12,906
                                                                       ----------

COMPUTER HARDWARE  1.7%
Dell Computer Corp. (a).....................................  1,170        31,286
                                                                       ----------

COMPUTER STORAGE & PERIPHERALS  2.4%
Lexmark International, Inc., Class A (a)....................    260        15,730
SanDisk Corp. (a)...........................................    850        17,255
Storage Technology Corp. (a)................................    520        11,138
                                                                       ----------
                                                                           44,123
                                                                       ----------
CONSTRUCTION & FARM MACHINERY  0.6%
AGCO Corp. (a)..............................................    510        11,271
                                                                       ----------

CONSUMER FINANCE  1.7%
Countrywide Financial Corp. ................................    350        18,077
MBNA Corp. .................................................    680        12,934
                                                                       ----------
                                                                           31,011
                                                                       ----------
DATA PROCESSING SERVICES  2.1%
Affiliated Computer Services, Inc., Class A (a).............    350        18,428
CheckFree Corp. (a).........................................    530         8,481
Dun & Bradstreet Corp. (a)..................................    340        11,727
                                                                       ----------
                                                                           38,636
                                                                       ----------
DEPARTMENT STORES  0.7%
J.C. Penney Co., Inc. ......................................    530        12,195
                                                                       ----------

DISTRIBUTORS  0.9%
Coach, Inc. (a).............................................    510        16,789
                                                                       ----------

DIVERSIFIED COMMERCIAL SERVICES  5.3%
Apollo Group, Inc., Class A (a).............................    520        22,880
Career Education Corp. (a)..................................    340        13,600
Ecolab, Inc. ...............................................    330        16,335
Education Management Corp. (a)..............................    260         9,776
FTI Consulting, Inc. (a)....................................    510        20,477
Weight Watchers International, Inc. (a).....................    330        15,170
                                                                       ----------
                                                                           98,238
                                                                       ----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
DIVERSIFIED FINANCIAL SERVICES  2.1%
Moody's Corp. ..............................................    320    $   13,213
SLM Corp. ..................................................    250        25,965
                                                                       ----------
                                                                           39,178
                                                                       ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.5%
Gentex Corp. (a)............................................    330        10,441
QLogic Corp. (a)............................................    520        17,945
                                                                       ----------
                                                                           28,386
                                                                       ----------
FOOD DISTRIBUTORS  1.2%
J. M. Smucker Co. ..........................................    260        10,351
Performance Food Group Co. (a)..............................    350        11,886
                                                                       ----------
                                                                           22,237
                                                                       ----------
FOOD RETAIL  0.7%
Whole Foods Market, Inc. (a)................................    250        13,183
                                                                       ----------

HEALTH CARE DISTRIBUTORS & SERVICES  3.5%
Henry Schein, Inc. (a)......................................    230        10,350
Lincare Holdings, Inc. (a)..................................    520        16,442
Steris Corp. (a)............................................    530        12,853
Varian Medical Systems, Inc. (a)............................    530        26,288
                                                                       ----------
                                                                           65,933
                                                                       ----------
HEALTH CARE EQUIPMENT  5.9%
Boston Scientific Corp. (a).................................    700        29,764
Guidant Corp. (a)...........................................    520        16,042
St. Jude Medical, Inc. (a)..................................    520        20,654
Stryker Corp. ..............................................    330        22,150
Zimmer Holdings, Inc. (a)...................................    510        21,175
                                                                       ----------
                                                                          109,785
                                                                       ----------
HEALTH CARE FACILITIES  0.8%
Universal Health Services, Inc., Class B (a)................    350        15,785
                                                                       ----------

HOMEBUILDING  2.1%
Hovnanian Enterprises, Inc., Class A (a)....................    350        11,095
Lennar Corp. ...............................................    340        17,544
Winnebago Industries, Inc. .................................    260        10,200
                                                                       ----------
                                                                           38,839
                                                                       ----------
HOUSEHOLD PRODUCTS  1.3%
Clorox Co. .................................................    340        14,025
Dial Corp. .................................................    530        10,796
                                                                       ----------
                                                                           24,821
                                                                       ----------
HOUSEWARES & SPECIALTIES  0.5%
Newell Rubbermaid, Inc. ....................................    330        10,009
                                                                       ----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
INTEGRATED OIL & GAS  0.8%
Murphy Oil Corp. ...........................................    340    $   14,569
                                                                       ----------

INTERNET RETAIL  3.0%
Amazon.com, Inc. (a)........................................    520         9,823
eBay, Inc. (a)..............................................    670        45,439
                                                                       ----------
                                                                           55,262
                                                                       ----------
INTERNET SOFTWARE & SERVICES  1.2%
Yahoo!, Inc. (a)............................................  1,380        22,563
                                                                       ----------

IT CONSULTING & SERVICES  1.2%
CACI International, Inc., Class A (a).......................    260         9,266
Cognizant Technology Solutions Corp., Class A (a)...........    180        13,001
                                                                       ----------
                                                                           22,267
                                                                       ----------
MANAGED HEALTH CARE  2.1%
Anthem, Inc. (a)............................................    260        16,354
Coventry Health Care, Inc. (a)..............................    440        12,773
Mid Atlantic Medical Services, Inc. (a).....................    290         9,396
                                                                       ----------
                                                                           38,523
                                                                       ----------
METAL & GLASS CONTAINERS  0.9%
Ball Corp. .................................................    340        17,405
                                                                       ----------

MOVIES & ENTERTAINMENT  0.7%
Fox Entertainment Group, Inc., Class A (a)..................    520        13,484
                                                                       ----------

OIL & GAS DRILLING  1.2%
ENSCO International, Inc. ..................................    760        22,382
                                                                       ----------

OIL & GAS EQUIPMENT & SERVICES  1.9%
Smith International, Inc. (a)...............................    500        16,310
Weatherford International Ltd. (Barbados) (a)...............    490        19,566
                                                                       ----------
                                                                           35,876
                                                                       ----------
OIL & GAS EXPLORATION & PRODUCTION  1.7%
Ocean Energy, Inc. .........................................    490         9,785
Pogo Producing Co. .........................................    260         9,685
XTO Energy, Inc. ...........................................    520        12,844
                                                                       ----------
                                                                           32,314
                                                                       ----------
PHARMACEUTICALS  4.4%
Amylin Pharmaceuticals, Inc. (a)............................    520         8,393
Forest Laboratories, Inc. (a)...............................    260        25,537
NPS Pharmaceuticals, Inc. (a)...............................    420        10,571

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
PHARMACEUTICALS (CONTINUED)
Scios, Inc. (a).............................................    330    $   10,751
Teva Pharmaceutical Industries, Ltd.--ADR (Israel)..........    700        27,027
                                                                       ----------
                                                                           82,279
                                                                       ----------
PROPERTY & CASUALTY  2.2%
Allstate Corp. .............................................    340        12,577
RenaissanceRe Holdings Ltd. (Bermuda).......................    350        13,860
Safeco Corp. ...............................................    430        14,908
                                                                       ----------
                                                                           41,345
                                                                       ----------
PUBLISHING & PRINTING  1.0%
Tribune Co. ................................................    420        19,093
                                                                       ----------

RESTAURANTS  0.7%
Starbucks Corp. (a).........................................    650        13,247
                                                                       ----------

SEMICONDUCTOR EQUIPMENT  1.0%
Novellus Systems, Inc. (a)..................................    680        19,094
                                                                       ----------

SEMICONDUCTORS  2.1%
Cree, Inc. (a)..............................................  1,040        17,004
Intel Corp. ................................................  1,420        22,109
                                                                       ----------
                                                                           39,113
                                                                       ----------
SOFT DRINKS  1.0%
Coca-Cola Enterprises, Inc. ................................    850        18,462
                                                                       ----------

SPECIALTY STORES  4.6%
AutoZone, Inc. (a)..........................................    180        12,717
Bed Bath & Beyond, Inc. (a).................................    690        23,826
Hollywood Entertainment Corp. (a)...........................    520         7,852
Petsmart, Inc. (a)..........................................    860        14,732
Staples, Inc. (a)...........................................    530         9,699
Williams-Sonoma, Inc. (a)...................................    640        17,376
                                                                       ----------
                                                                           86,202
                                                                       ----------
STEEL  0.4%
Worthington Industries, Inc. ...............................    540         8,230
                                                                       ----------

SYSTEMS SOFTWARE  2.1%
BMC Software, Inc. (a)......................................    670        11,464
Symantec Corp. (a)..........................................    690        27,952
                                                                       ----------
                                                                           39,416
                                                                       ----------
TELECOMMUNICATIONS EQUIPMENT  1.7%
QUALCOMM, Inc. (a)..........................................    880        32,023
                                                                       ----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2002

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
WIRELESS TELECOMMUNICATION SERVICES  1.6%
Nextel Communications, Inc., Class A (a)....................  1,730    $   19,982
RF Micro Devices, Inc. (a)..................................  1,220         8,943
                                                                       ----------
                                                                           28,925
                                                                       ----------
TOTAL LONG-TERM INVESTMENTS  95.1%
  (Cost $1,770,907).................................................    1,774,794

REPURCHASE AGREEMENT  7.0%
UBS Securities ($131,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/02, to be sold
  on 01/02/03 at $131,008) (Cost $131,000)..........................      131,000
                                                                       ----------

TOTAL INVESTMENTS  102.1%
  (Cost $1,901,907).................................................    1,905,794
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.1%).......................      (40,017)
                                                                       ----------

NET ASSETS  100.0%..................................................   $1,865,777
                                                                       ==========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2002

ASSETS:
Total Investments (Cost $1,901,907).........................  $ 1,905,794
Cash........................................................          346
Receivables:
  Expense Reimbursement from Adviser........................       21,220
  Investments Sold..........................................          845
  Dividends.................................................          291
  Portfolio Shares Sold.....................................          244
  Interest..................................................            4
Other.......................................................       10,231
                                                              -----------
    Total Assets............................................    1,938,975
                                                              -----------
LIABILITIES:
Payables:
  Distributor and Affiliates................................        3,218
  Portfolio Shares Repurchased..............................           56
Accrued Expenses............................................       52,390
Trustees' Deferred Compensation and Retirement Plans........       17,534
                                                              -----------
    Total Liabilities.......................................       73,198
                                                              -----------
NET ASSETS..................................................  $ 1,865,777
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 3,579,000
Net Unrealized Appreciation.................................        3,887
Accumulated Net Investment Loss.............................      (21,076)
Accumulated Net Realized Loss...............................   (1,696,034)
                                                              -----------
NET ASSETS..................................................  $ 1,865,777
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  Class II Shares (Based on net assets of $1,865,777 and
  611,552 shares of beneficial interest issued and
  outstanding)..............................................  $      3.05
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends...................................................  $   7,501
Interest....................................................      2,925
                                                              ---------
    Total Income............................................     10,426
                                                              ---------
EXPENSES:
Shareholder Reports.........................................     40,503
Audit.......................................................     19,236
Custody.....................................................     18,543
Shareholder Services........................................     16,149
Investment Advisory Fee.....................................     15,512
Trustees' Fees and Related Expenses.........................     12,822
Accounting..................................................      9,762
Legal.......................................................      4,371
Distribution (12b-1) and Service Fees.......................      4,250
Other.......................................................      2,907
                                                              ---------
    Total Expenses..........................................    144,055
    Expense Reduction ($15,512 Investment Advisory Fee and
      $102,443 Other).......................................    117,955
    Less Credits Earned on Cash Balances....................         40
                                                              ---------
    Net Expenses............................................     26,060
                                                              ---------
NET INVESTMENT LOSS.........................................  $ (15,634)
                                                              =========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(626,071)
                                                              ---------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    195,020
  End of the Period.........................................      3,887
                                                              ---------
Net Unrealized Depreciation During the Period...............   (191,133)
                                                              ---------
NET REALIZED AND UNREALIZED LOSS............................  $(817,204)
                                                              =========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(832,838)
                                                              =========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                      YEAR ENDED          YEAR ENDED
                                                   DECEMBER 31, 2002   DECEMBER 31, 2001
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...............................    $   (15,634)        $   (8,912)
Net Realized Loss.................................       (626,071)          (856,387)
Net Unrealized Appreciation/Depreciation During
  the Period......................................       (191,133)           246,301
                                                      -----------         ----------

Change in Net Assets from Operations..............       (832,838)          (618,998)
Distributions from Net Investment Income..........            -0-            (20,246)
                                                      -----------         ----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................       (832,838)          (639,244)
                                                      -----------         ----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................      1,855,610          1,962,822
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................            -0-             20,246
Cost of Shares Repurchased........................     (1,332,736)          (267,409)
                                                      -----------         ----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................        522,874          1,715,659
                                                      -----------         ----------
TOTAL INCREASE/DECREASE IN NET ASSETS.............       (309,964)         1,076,415
NET ASSETS:
Beginning of the Period...........................      2,175,741          1,099,326
                                                      -----------         ----------
End of the Period (Including accumulated net
  investment loss of $21,076 and $6,025,
  respectively)...................................    $ 1,865,777         $2,175,741
                                                      ===========         ==========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                     SEPTEMBER 25, 2000
                                                   YEAR ENDED         (COMMENCEMENT OF
                                                  DECEMBER 31,           INVESTMENT
CLASS II SHARES                                ------------------      OPERATIONS) TO
                                                2002       2001      DECEMBER 31, 2000
                                               ----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $  4.52    $  7.46         $ 10.00
                                               -------    -------         -------
  Net Investment Loss........................     (.02)      (.02)            -0-
  Net Realized and Unrealized Loss...........    (1.45)     (2.82)          (2.54)
                                               -------    -------         -------
Total from Investment Operations.............    (1.47)     (2.84)          (2.54)
Less Distributions from Net Investment
  Income.....................................      -0-        .10             -0-
                                               -------    -------         -------
NET ASSET VALUE, END OF THE PERIOD...........  $  3.05    $  4.52         $  7.46
                                               =======    =======         =======

Total Return* (a)............................  -32.52%    -38.26%         -25.40%**
Net Assets at End of the Period (In
  millions)..................................  $   1.9    $   2.2         $   1.1
Ratio of Expenses to Average Net
  Assets* (b)................................    1.26%      1.27%           1.26%
Ratio of Net Investment Loss to Average Net
  Assets*....................................    (.76%)     (.59%)          (.23%)
Portfolio Turnover...........................     227%       303%             62%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets......    6.96%      7.95%          15.73%
Ratio of Net Investment Loss to Average Net
  Assets.....................................   (6.46%)    (7.27%)        (14.70%)

** Non-Annualized

(a) These returns include combined Rule 12b-1 fees and services fees of up to .25%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2001.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Aggressive Growth Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business Trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital growth. The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized growth companies. The Portfolio commenced investment operations on September 25, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value is determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2002, the Portfolio had an accumulated capital loss carryforward for tax purposes of $1,631,724, which will expire between December 31, 2008 and 2010.

    At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $1,918,482
                                                                ==========
Gross tax unrealized appreciation...........................    $   91,686
Gross tax unrealized depreciation...........................      (104,374)
                                                                ----------
Net tax unrealized depreciation on investments..............    $  (12,688)
                                                                ==========

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                                              2002     2001
Distributions paid from:
  Ordinary Income...........................................  $-0-    $20,246
  Long-term capital gain....................................   -0-        -0-
                                                              ----    -------
                                                              $-0-    $20,246
                                                              ====    =======

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

States of America and federal income tax purposes, permanent differences between financial and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to a net operating loss of $327 was reclassified from capital to accumulated undistributed net investment loss. Additionally, a permanent book and tax basis difference relating to the Portfolio's investment in other regulated investment companies totaling $256 was reclassified from accumulated net realized loss to accumulated undistributed net investment loss.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of loses relating to wash sale transactions and post October losses which are not realized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended December 31, 2002, the Portfolio's custody fee was reduced by $40 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly based upon the average daily net assets as follow:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .75%
Next $500 million...........................................       .70%
Over $1 billion.............................................       .65%

    For the year ended December 31, 2002, the Adviser voluntarily waived $15,512 of its investment advisory fees and assumed $102,443 of the Portfolio's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2002, the Portfolio recognized expenses of approximately $4,400 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the portfolio, of which a trustee of the portfolio is an affiliated person.

    Under an Accounting Services Agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio with assets exceeding $20 million. For the year ended December 31, 2002, no cost was allocated to the Portfolio.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    Van Kampen Investor Services Inc., (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2002, the Portfolio recognized expenses of approximately $16,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, invested in the common shares of those funds selected by the trustees. Investments in such funds of $10,210 are included in "Other" assets and offsetting liabilities are included in "Trustees' Deferred Compensation and Retirement Plans" on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended December 31, 2002, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $144.

    At December 31, 2002, Van Kampen owned 100,000 shares of the Portfolio.

3. CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $3,579,000. For the year ended December 31, 2002, share transactions were as follows:

Beginning Shares............................................     481,186
Sales.......................................................     465,778
Repurchases.................................................    (335,412)
                                                                --------
Ending Shares...............................................     611,552
                                                                ========

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    At December 31, 2001, capital aggregated $3,056,453. For the year ended December 31, 2001, share transactions were as follows:

Beginning Shares............................................    147,281
Sales.......................................................    376,241
Dividend Reinvestment.......................................      3,813
Repurchases.................................................    (46,149)
                                                                -------
Ending Shares...............................................    481,186
                                                                =======

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $5,030,835 and $4,432,491, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to its Class II Shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Aggressive Growth Portfolio

We have audited the accompanying statement of assets and liabilities of Van Kampen Life Investment Trust Aggressive Growth Portfolio (the "Portfolio"), including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from September 25, 2000 (commencement of investment operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Life Investment Trust Aggressive Growth Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from September 25, 2000 (commencement of investment operations) to December 31, 2000, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois

February 7, 2003

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST AGGRESSIVE GROWTH PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER, & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)      Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road               since 2000  Trustee/Director of funds
Raleigh, NC 27614                                    in the Fund Complex.
                                                     Co-founder, and prior to
                                                     August 1996, Chairman,
                                                     Chief Executive Officer
                                                     and President, MDT
                                                     Corporation (now known as
                                                     Getinge/Castle, Inc., a
                                                     subsidiary of Getinge
                                                     Industrier AB), a company
                                                     which develops,
                                                     manufactures, markets and
                                                     services medical and
                                                     scientific equipment.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE


Jerry D. Choate (64)        Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
33971 Selva Road                         since 2000  in the Fund Complex.                    biotechnological company,
Suite 130                                            Prior to January 1999,                  and Director of Valero
Dana Point, CA 92629                                 Chairman and Chief                      Energy Corporation, an
                                                     Executive Officer of the                independent refining
                                                     Allstate Corporation                    company.
                                                     ("Allstate") and Allstate
                                                     Insurance Company. Prior
                                                     to January 1995,
                                                     President and Chief
                                                     Executive Officer of
                                                     Allstate. Prior to August
                                                     1994, various management
                                                     positions at Allstate.

Linda Hutton Heagy (54)     Trustee      Trustee     Regional Managing Partner      55
Sears Tower                              since 2000  of Heidrick & Struggles,
233 South Wacker Drive                               an executive search firm.
Suite 7000                                           Trustee/ Director of
Chicago, IL 60606                                    funds in the Fund
                                                     Complex. Trustee on the
                                                     University of Chicago
                                                     Hospitals Board, Vice
                                                     Chair of the Board of the
                                                     YMCA of Metropolitan
                                                     Chicago and a member of
                                                     the Women's Board of the
                                                     University of Chicago.
                                                     Prior to 1997, Partner,
                                                     Ray & Berndtson, Inc., an
                                                     executive recruiting
                                                     firm. Prior to 1996,
                                                     Trustee of The
                                                     International House
                                                     Board, a fellowship and
                                                     housing organization for
                                                     international graduate
                                                     students. Formerly,
                                                     Executive Vice President
                                                     of ABN AMRO, N.A., a
                                                     Dutch bank holding
                                                     company. Prior to 1992,
                                                     Executive Vice President
                                                     of La Salle National
                                                     Bank.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (50)       Trustee      Trustee     Director and President,        55
11 DuPont Circle, N.W.                   since 2000  German Marshall Fund of
Washington, D.C. 20016                               the United States, an
                                                     independent U.S.
                                                     foundation created to
                                                     deepen understanding,
                                                     promote collaboration and
                                                     stimulate exchanges of
                                                     practical experience
                                                     between Americans and
                                                     Europeans.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Formerly, advisor to the
                                                     Dennis Trading Group
                                                     Inc., a managed futures
                                                     and option company that
                                                     invests money for
                                                     individuals and
                                                     institutions. Prior to
                                                     1992, President and Chief
                                                     Executive Officer,
                                                     Director and member of
                                                     the Investment Committee
                                                     of the Joyce Foundation,
                                                     a private foundation.

Jack E. Nelson (67)         Trustee      Trustee     President, Nelson              55
423 Country Club Drive                   since 2000  Investment Planning
Winter Park, FL 32789                                Services, Inc., a
                                                     financial planning
                                                     company and registered
                                                     investment adviser in the
                                                     State of Florida.
                                                     President, Nelson Ivest
                                                     Brokerage Services Inc.,
                                                     a member of the National
                                                     Association of Securities
                                                     Dealers, Inc. and
                                                     Securities Investors
                                                     Protection Corp.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (61)     Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave.,                  since 2000  Officer of the National                 Corporation, a
N.W.                                                 Academy of                              pharmaceutical company,
Room 285                                             Sciences/National                       since January 1998.
Washington, D.C. 20418                               Research Council, an
                                                     independent, federally
                                                     chartered policy
                                                     institution, since 2001
                                                     and previously Chief
                                                     Operating Officer from
                                                     1993 to 2001.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Director of the Institute
                                                     for Defense Analyses, a
                                                     federally funded research
                                                     and development center,
                                                     Director of the German
                                                     Marshall Fund of the
                                                     United States, Trustee of
                                                     Colorado College and Vice
                                                     Chair of the Board of the
                                                     Council for Excellence in
                                                     Government. Prior to
                                                     1993, Executive Director
                                                     of the Commission on
                                                     Behavioral and Social
                                                     Sciences and Education at
                                                     the National Academy of
                                                     Sciences/National
                                                     Research Council. From
                                                     1980 through 1989,
                                                     Partner of Coopers &
                                                     Lybrand.

INTERESTED TRUSTEES:*

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)     Trustee,     Trustee     President and Chief            55
1221 Avenue of the          President    since       Executive Officer of the
Americas                    and Chief    2000;       funds in the Fund Complex
New York, NY 10020          Executive    President   since November 2002.
                            Officer      and Chief   Trustee/Director of
                                         Executive   certain funds in the Fund
                                         Officer     Complex since 1999.
                                         since 2002  President and Chief
                                                     Operating Officer of
                                                     Morgan Stanley Investment
                                                     Management since December
                                                     1998. President and
                                                     Director since April 1997
                                                     and Chief Executive
                                                     Officer since June 1998
                                                     of Morgan Stanley
                                                     Investment Advisors Inc.
                                                     and Morgan Stanley
                                                     Services Company Inc.
                                                     Chairman, Chief Executive
                                                     Officer and Director of
                                                     Morgan Stanley
                                                     Distributors Inc. since
                                                     June 1998. Chairman since
                                                     June 1998, and Director
                                                     since January 1998 of
                                                     Morgan Stanley Trust.
                                                     Director of various
                                                     Morgan Stanley
                                                     subsidiaries. President
                                                     of the Morgan Stanley
                                                     Funds since May 1999.
                                                     Previously Chief
                                                     Strategic Officer of
                                                     Morgan Stanley Investment
                                                     Advisors Inc. and Morgan
                                                     Stanley Services Company
                                                     Inc. and Executive Vice
                                                     President of Morgan
                                                     Stanley Distributors Inc.
                                                     April 1997-June 1998,
                                                     Vice President of the
                                                     Morgan Stanley Funds May
                                                     1997-April 1999, and
                                                     Executive Vice President
                                                     of Dean Witter, Discover
                                                     & Co. prior to May 1997.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III*     Trustee      Trustee     Trustee/Director of funds      92
(57)                                     since 2000  in the Fund Complex.
1 Parkview Plaza                                     Prior to December 2002,
P.O. Box 5555                                        Chairman, President,
Oakbrook Terrace, IL 60181                           Chief Executive Officer,
                                                     Director and Managing
                                                     Director of Van Kampen
                                                     Investments and its
                                                     investment advisory,
                                                     distribution and other
                                                     subsidiaries. Prior to
                                                     December 2002, President
                                                     and Chief Executive
                                                     Officer of funds in the
                                                     Fund Complex. Prior to
                                                     May 1998, Executive Vice
                                                     President and Director of
                                                     Marketing at Morgan
                                                     Stanley and Director of
                                                     Dean Witter, Discover &
                                                     Co. and Dean Witter
                                                     Realty. Prior to 1996,
                                                     Director of Dean Witter
                                                     Reynolds Inc.

Wayne W. Whalen* (63)       Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                    since 2000  of Skadden, Arps, Slate,
Chicago, IL 60606                                    Meagher & Flom
                                                     (Illinois), legal counsel
                                                     to funds in the Fund
                                                     Complex.
                                                     Trustee/Director/
                                                     Managing General Partner
                                                     of funds in the Fund
                                                     Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 2000  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                             funds in the Fund Complex. Prior to December 2000, Executive
                                                              Vice President and Chief Investment Officer of Van Kampen
                                                              Investments, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Advisers. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.

Joseph J. McAlinden (60)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                            Management Inc. and Morgan Stanley Investments LP and
                                                              Director of Morgan Stanley Trust for over 5 years.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (46)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary           since 2000  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                  Distributor, Investor Services and certain other
New York, NY 10020                                            subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.

John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.

John L. Sullivan (47)         Vice President,     Officer     Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 2000  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

John H. Zimmermann, III (45)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Portfolio trustees and is available, without charge, upon request by calling
(800) 341-2929.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
LIT ANR AGG 2/03                                               Member NASD/SIPC.
                                                                 9502B03-AP-2/03